[LOGO] Neuberger Berman


       Semi-Annual Report
       February 28, 2002



                                  Neuberger Berman
                                  Equity Funds


       INVESTOR CLASS SHARES

       TRUST CLASS SHARES

       ADVISOR CLASS SHARES

       INSTITUTIONAL CLASS SHARES


                                                       Century Fund

                                                       Fasciano Fund

                                                       Focus Fund

                                                       Genesis Fund

                                                       Guardian Fund

                                                       International Fund

                                                       Manhattan Fund

                                                       Millennium Fund

                                                       Partners Fund

                                                       Regency Fund

                                                       Socially Responsive Fund

                                                       Technology Fund

Contents


The Funds

Chairman's Letter                                   2

Portfolio Commentary/ Performance Highlights
Century Fund                                        4
Fasciano Fund                                       6
Focus Fund                                          8
Genesis Fund                                       10
Guardian Fund                                      12
International Fund                                 14
Manhattan Fund                                     16
Millennium Fund                                    18
Partners Fund                                      20
Regency Fund                                       22
Socially Responsive Fund                           24
Technology Fund                                    26

Schedule of Investments/ Top Ten Equity Holdings
Century Fund                                       30
Fasciano Fund                                      32
Focus Fund                                         34
Genesis Fund                                       35
Guardian Fund                                      37
International Fund                                 39
Manhattan Fund                                     42
Millennium Fund                                    44
Partners Fund                                      46
Regency Fund                                       48
Socially Responsive Fund                           50
Technology Fund                                    51

Financial Statements                               54

Financial Highlights (All Classes) Per Share Data
Century Fund                                       85
Fasciano Fund                                      86
Focus Fund                                         87
Genesis Fund                                       89
Guardian Fund                                      91
International Fund                                 93
Manhattan Fund                                     94
Millennium Fund                                    96
Partners Fund                                      97
Regency Fund                                       99
Socially Responsive Fund                          100
Technology Fund                                   101
Directory                                         104
Trustees and Officers                             105



"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2002 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

[PHOTO]

Peter Sundman


Dear Fellow
Shareholder,

The past six months have showed America at its best. Americans responded with unity and resolve to the terrorist crisis. Our military led us to a quick victory in Afghanistan, an important first step in suppressing global terrorism. At home, supported by low interest rates, good bargains, and confidence that America would prevail in the war on terrorism, U.S. consumers led us out of a mild and short-lived recession. After the initial shock of September 11, 2001 and a week of panic selling, the equities markets rebounded, reflecting investors' recognition of the resilience of the American economy.

Where does the stock market go from here? We have no crystal ball that reveals the future, but we remain confident that over the longer term, our economy will continue to expand, helping financially sound, well-managed companies prosper. Neuberger Berman analysts and portfolio managers will continue to strive to identify the best investment opportunities in all sectors of the market.

In this six-month reporting period, the value style of investing once again outperformed the growth style, albeit by a smaller margin than in fiscal 2001. We are pleased by the performance of our value funds, but it is important to remember that no single investment style will prevail year-in and year-out. Historically, growth stocks tend to outperform as the economy emerges from recession. In fact, growth stocks improved late in this reporting period as economic data indicated the economy was strengthening. We believe that over the longer term, the outcome of the investment marathon will not be determined by style, but rather by the talent and dedication of investment managers in both the growth and value camps. In short, identifying quality companies trading at opportunistic prices will be the key to long-term investment success.

America experienced a tragedy of a different sort in the first half of fiscal 2002. Enron, a large and respected corporation in an important industry, went bankrupt. The company's failure, however, was not the biggest loss. Free economies such as ours will always have corporate casualties and sometimes "the bigger they are, the harder they fall". The tragedy is the potential weakening of confidence in corporate integrity and U.S. accounting standards.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)


It is our hope that lessons will be learned from this tragedy. Investors who in the past might have blindly followed "hot stocks" will rediscover the value of fundamental, unbiased equity research. On the regulatory front, while we generally don't favor more government regulation, we would applaud constructive regulations to ensure that companies provide investors an honest accounting of their financial condition and profitability. Investors should not have to dig through pages of small print footnotes or have to unravel accounting gimmicks to determine the financial health of a company. We also think employees in qualified retirement plans should be allowed to receive better education about prudent investment principles, especially the value of diversification.

As I write, (the second week of March), the stock market has been rallying strongly. Whether or not the rally continues, I would urge you to remember that we enjoyed historically outsized returns during the long bull market that began in the Fall of 1982 and ended in the Spring of 2000. Stock market returns over the next decade will probably not be as high. We encourage shareholders to plan accordingly. That means investing, not speculating, and focusing on your important goals, such as educating children and building a sufficient retirement nest egg.

We also encourage investors to diversify both by investment style (growth and value) and market capitalization (large-, mid-, and small-cap stocks). That's why Neuberger Berman provides a diversified menu of mutual funds, with offerings in all the style and market capitalization categories.

In closing, I would like to express my appreciation to Gustave H. Shubert, who has served as a Trustee of the Neuberger Berman Funds for more than a decade, and has retired this year. During his tenure as a Fund Trustee, Gus demonstrated a dedication to representing shareholders' interests, and consistently contributed his great wisdom and insight. We will miss the pleasure of his distinguished company and wish him the very best.

Sincerely,

                               /s/ Peter Sundman


                                 PETER SUNDMAN
                             CHAIRMAN OF THE BOARD
                         NEUBERGER BERMAN EQUITY FUNDS

Century Fund Portfolio Commentary

The first half of fiscal 2002 was a difficult period for large-cap growth stocks. Although leading market indices made substantial progress after bottoming in the weeks following the September 11 terrorist attacks, growth continued to lag value by a significant margin. However, we expect the economy and growth-stock earnings to regain momentum in the year ahead.

Technology continued to be the Achilles' heel of growth stock investors and the Century portfolio. We were modestly overweighted in the tech sector and, overall, our technology holdings underperformed the tech component of the Russell 1000 Growth Index benchmark. We believe this is largely a function of our owning tech stocks with a history of faster growth, which were punished more severely for earnings shortfalls. With the exception of communications technology (where we have very limited exposure), we think technology is on the road to recovery. Going forward, we expect the sector to benefit substantially from "easy" quarterly earnings comparisons, particularly in the second half of calendar 2002.

Our utilities holdings, primarily power generator/energy trader Dynegy, also disappointed. Although we believe Dynegy will ultimately profit from the demise of its leading competitor, Enron, the stock was tainted by uncertainty created by Enron's collapse. The Enron debacle also took its toll on Tyco, our worst-performing stock in the first half of fiscal 2002. We think Tyco is a good company, but its complex financials and lack of earnings transparency spooked investors in the wake of the Enron accounting scandal. We were also disappointed in the company's decision to break itself into four pieces. We eliminated both positions from our portfolio.

Healthcare was the brightest spot in the Century portfolio, with stable earners such as Pfizer and Johnson & Johnson making our top-ten performance list. Consumer stocks, most notably discount retailer Target Corp. and Kraft Foods, also contributed to performance. We continue to favor select discounters such as Target and Costco, which we expect to benefit from the troubles of their

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Century Fund /1/ Inception Date    Six Month   Average Annual Total
                                                 Period Ended   Return Ended 3/31/02
                                                    2/28/2002  1 Year  Life of Fund
 Investor Class /3b/                  12/06/1999       (3.85%) (5.76%)      (16.67%)
 Russell 1000 Growth Index /2/                         (2.41%) (2.00%)      (17.68%)
 S&P 500 Index /2/                                     (1.67%)  0.24%        (8.00%)


The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

competitor, Kmart. We have also invested in Best Buy, a leading consumer electronics discounter, whose sales and earnings we expect to accelerate with the growing popularity of new digital products. Slot machine manufacturer International Game Technology was another big gainer, on strong earnings augmented by its acquisition of Anchor Gaming.

Strategically, we are modestly shifting our bias from the "steady-Eddie" earners that have done so well over the last year to more economically sensitive growth stocks that we believe will outperform in the year ahead. Economic data released shortly after the end of this reporting period indicate we have emerged from a mild recession and are in the early stages of an economic recovery, which we expect to gain momentum in the second half of 2002. In his most recent testimony to Congress, the normally reserved Federal Reserve Chairman Alan Greenspan was surprisingly upbeat regarding the economy.

While this very probably signals an end to a long series of Fed rate cuts, we believe that interest rates will remain low and continue to sustain consumer spending. In most industries, inventories have been depleted and we are beginning to see "demand pull" generate increased manufacturing activity and business investment. Extensive cost cutting and improved productivity have substantially lowered corporate break-even points. Consequently, revenue increases should magnify profits.

Going forward, we expect to benefit from what we refer to as "The Pendulum Effect." During periods in which the economy is slowing, Wall Street analysts never seem to be able to reduce earnings estimates fast enough to reflect the changing economic reality. During periods when the economy is accelerating, they can't seem to raise estimates fast enough. Last year, we saw a record number of earnings disappointments. In the year ahead, we think we will experience a greater number of pleasant earnings surprises. Since we focus on companies we believe are capable of beating Wall Street earnings estimates, this could be a much more productive environment for our discipline.

In closing, growth has been "out" and value has been "in" over the last couple of years. We are reminded that just two years ago (after approximately five years of exceptional growth stock performance), almost everyone was in the growth camp and value investing had been declared dead. Today, the reverse is true. Taking nothing away from our value-investing colleagues at Neuberger Berman, we are committed to the growth style and believe that over the longer term, owning companies that consistently grow earnings faster than the market average produces superior investment returns.

Sincerely,


                               /s/ Brooke A. Cobb

                                BROOKE A. COBB
                               PORTFOLIO MANAGER

Fasciano Fund Portfolio Commentary

With the stock market continuing to reward selective small-cap investors in the first half of fiscal 2002, the Fasciano Fund significantly outperformed its Russell 2000 benchmark.

Our consumer discretionary holdings -- primarily media companies (television and radio broadcasters, and publishers) -- were the greatest contributors to returns during this reporting period, with Westwood One, McClatchy, Emmis Communications and Meredith Corp. all making our top-ten performance list. We have owned many of these companies for some time because of generally good cash-flow fundamentals and the fact that we believe deregulation will generate another round of consolidation in the media industry, which should help boost stock prices.

Deregulation has been gaining momentum. On February 19, 2002, the District of Columbia Court of Appeals struck down FCC restrictions on the ownership of cable and broadcast television properties in the same markets. It is expected that rules currently preventing companies from owning television stations and newspapers in the same market will be eliminated this summer. Clear Channel Communications recently announced its acquisition of Ackerley Group, one of our portfolio holdings, confirming the value we see in select media businesses. Even if merger and acquisition activity does not accelerate, we expect cash flow and earnings for advertising-supported media companies to trend higher as the economy strengthens.

Our second-best performing group was the financials. Those posting strong gains included American Capital Strategies, a buyout and specialty finance company that supplies senior and subordinated debt to small businesses and sometimes provides equity capital; and HCC Insurance, a long-time holding. Other top performers included premium hand-tool maker Snap-on Inc., whose restructuring program is finally paying off in improved cash flow (currently being used to pay down debt and buy back stock), and G&K Services,

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Fasciano Fund /1,7/ Inception Date    Six Month    Average Annual Total
                                                    Period Ended    Return Ended 3/31/02
                                                       2/28/2002 1 Year 5 Years 10 Years
      Investor Class                     11/10/1988        4.88% 23.37%  12.04%   12.23%
      Russell 2000 Index /2/                               0.86% 13.98%   9.52%   11.14%


The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
This Fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The Inception date for the Fasciano Fund, Inc. was 11/10/88.
The composition, industries and holdings of the Fund are subject to change. Fasciano Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

a uniform rental company, whose fundamentals we expect to improve as jobs are restored in the economic recovery.

Healthcare was the sickest sector in the portfolio. In general, healthcare stocks weakened as investors rotated out of defensive sectors into more economically sensitive groups. Recently, we took profits in SRI Surgical Express, because its business was showing some weakness. Rehabcare Group's fundamentals turned south shortly after we invested in the stock, causing us to move to the sidelines while we reassess the company's outlook. We gave back some profits in KV Pharmaceuticals, when the company failed to meet consensus earnings expectations. However, we still think its value-added branded and generic prescription drug strategies will be successful in the long run.

As our longtime shareholders know, we don't spend much time on economic forecasting. We believe that if we can identify and invest in well managed, financially healthy companies growing by 15%-25% per year and generating strong free cash flow, we will continue to produce satisfactory long-term returns for our shareholders. So, we won't say much about the economy other than that it appears to us to be getting back on solid footing and we expect to see better corporate earnings in the year ahead.

We think there is a good chance that small-cap stocks can extend their string of two years of superior performance relative to large-caps. There are several forces that could work in our favor. We expect sales and earnings to grow faster in the year ahead as the economy accelerates. Also, because of small-caps' strong performance in recent years, money is flowing into this sector. If this continues, it should provide a performance tailwind. In addition, in the wake of the Enron scandal, investors may favor smaller companies, which generally are easier to understand and analyze than their larger counterparts.

It's worth noting that stock prices are not cheap by historical measures, which increases risk. However, valuations of small-caps look more attractive to us than for large-caps, and low interest rates support higher P/E ratios, which we believe tempers some of the risk in the small-cap sector.

We expect to see some shift out of value and into growth if the economy recovers and the tone of the market improves in the year ahead. However, we don't think we will see a return to aggressive speculation in small-cap growth stocks. Rather, we think investors will still favor real companies with real earnings, rather than the "lots of sizzle, little substance" stocks, which burned small-cap investors so badly in years past. We feel comfortable aiming for the sweet spot between growth and value as core small-cap investors.

Sincerely,

                            /s/ Michael F. Fasciano

                              MICHAEL F. FASCIANO
                               PORTFOLIO MANAGER

Focus Fund Portfolio Commentary

In this reporting period the Focus Fund underperformed its benchmarks, the Standard & Poor's 500 and the Russell 1000 Value Index. While my attitude towards excuses is to neither make them nor take them, I would point out that this period included the nadir of the first U.S. recession in 10 years and the worst attack on our country in its history. I truly believe it was not a normal time.

The recession and the attacks combined to call into question the hoped-for economic recovery, and this pressured some of our holdings that are considered sensitive to the overall economy: in particular, J.P. Morgan, Capital One and Amkor. Interestingly, some of the stocks that did relatively well for us during this period -- Furniture Brands, TJX, and Citigroup -- benefited from the Federal Reserve's interest rate cuts, the result of a weakening economy. Investors anticipated that lower rates would lead to economic recovery which would in turn benefit housing (Furniture Brands), the consumer (TJX), and global commerce (Citigroup).

It may appear contradictory that the stocks which hurt the Fund did so because of their ties to a weakening economy, while those that helped the Fund were perceived to be beneficiaries of an improving economy. Regarding this, I would make two observations: The first is that the stocks which did well are perceived to be "early cycle" stocks in that they benefit sooner than most from an economic recovery. Second, one can not underestimate the psychological and emotional impact that September 11 had on the people who live and work in the financial markets, where the worst of the attacks took place. In the weeks immediately following the attacks there was a fair amount of activity in the market that, in my opinion, was not entirely rational.

During periods such as this the best approach, in my opinion, is to try to make judgments that are reasoned. Rather than give in to the chaos, I try to take advantage of it. This is what I sought to do in the wake of September 11. It seemed to me at the time that the Fed response would be to flood the

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Focus Fund /1, 10/ Inception Date    Six Month     Average Annual Total
                                                   Period Ended     Return Ended 3/31/02
                                                      2/28/2002  1 Year 5 Years 10 Years
   Investor Class                       10/19/1955       (5.60%)  5.59%  13.98%   15.56%
   Trust Class /3a, 5/                  08/30/1993       (5.73%)  5.33%  13.82%   15.80%
   Advisor Class /3a, 6/                09/03/1996       (5.74%)  5.09%  14.40%   15.73%
   Russell 1000 Value Index /2/                          (0.79%)  4.39%  11.46%   14.49%
   S&P 500 Index /2/                                     (1.67%)  0.24%  10.17%   13.25%


The composition, industries and holdings of the Fund are subject to change.

While the value-oriented approach is intended to limit risks, the Fund -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.
Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

system with liquidity, since that is what it has almost always done in periods of crisis. And in fact it did so. I believe the Fed's stimulus, together with the federal tax cuts, drop in energy prices and the interest rate cuts already enacted, should lead to an economic recovery. Post-September 11, I sought to get more exposure to those sectors of the market that I expect to benefit from a rebound in the economy. I believe this makes sense not only from an economic point of view, but also takes advantage of those areas in which I felt the price weak-ness created by the panic selling was most pronounced.

The Focus Fund has always sought to invest in good companies whose stocks are undervalued because of either a misperception or a temporary problem. During the latter part of 2001 and the early part of 2002 there seemed to be an abundance of such stocks, and we invested accordingly. We increased our exposure to the economy by purchasing more Celestica and International Rectifier for example.

Also, it seemed to me that the consumer would prove to be far more resilient than Wall Street was assuming, and so we increased our positions in Capital One and some of our retail holdings.

Lastly, whenever there has been an aggressive easing by the Federal Reserve the equity markets have virtually always recovered, which has in turn led to good gains by the brokerage stocks. With this in mind, and with those stocks under severe pressure, we added to our holdings in Merrill Lynch and recently began increasing our holdings of Lehman Brothers.

I believe the Fund is now positioned to benefit from a recovery in the economy and the equity markets. However, I would like to stress this does not mean that the Fund is being invested on the basis of some macro-economic point of view. The portfolio is still being constructed on a stock by stock basis with valuation the primary consideration. The proof is in the numbers: at the end of February the forward price-earnings (P/E) ratio of the Focus Fund was 17.6 times estimated 2002 earnings. This is the same as the P/E ratio of the Russell 1000 Value Index and 16% lower than the S&P 500. What is even more important, however, is that the expected growth in earnings-per-share over the next three to five years was 18% per year for the Focus holdings as opposed to 11% for the Russell 1000 Value and 14% for the S&P 500. In other words, for the same valuation as the Russell 1000 Value Index, the Fund is getting an expected earnings growth that is 60% higher, and although our P/E ratio is 16% lower than the S&P's, the earnings-per-share growth is 30% higher. This approach has served the Fund well in the past, and I believe it will in the future.

Sincerely,

                                /s/ Kent Simons


                                  KENT SIMONS
                               PORTFOLIO MANAGER

Genesis Fund Portfolio Commentary

The Russell 2000 Index was among the best performing equity indices during the first half of fiscal 2002; we are pleased to have substantially outperformed this small-cap benchmark. Stock selection deserves much of the credit for the Fund's excellent absolute and relative returns. To wit, our top-ten performance list contains stocks from seven of the nine market sectors we were invested in during this reporting period.

Reviewing portfolio performance on a sector basis, our consumer discretionary investments, most notably restaurants and housing-related retailers, made the largest contribution to returns. Our case for restaurant stocks was based on a combination of factors: Demand, which has always been relatively stable, has been trending modestly higher, while supply growth has slowed considerably in recent years, due to inattention from the capital markets, which have been busy funding the technology and telecommunications sectors. The end result is that profit margins are expanding and cash flow and earnings are growing nicely. We earned very generous returns from restaurant holdings such as CEC Entertainment (Chucky Cheese), AFC Enterprises (Popeye's, Church's Fried Chicken, Cinnabon), Brinker (Chili's) and Outback Steakhouse.

Our investments in Furniture Brands (Thomasville, Henredon, Drexel-Heritage) and Mohawk, a leading manufacturer and retailer of carpeting, also performed well. Furniture Brands has been an aggressive acquirer of upscale furniture manufacturers and is now among the dominant players in this niche. The company is benefiting both from economies of scale and waning competition resulting from consolidation in the industry. It's worth mentioning that Berkshire Hathaway's Warren Buffett, a smart fellow with a great record of buying strong free-cash-flow-generating businesses, has been actively buying small regional furniture retailers.

Although the energy sector did not perform particularly well, our energy holdings excelled, with

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Genesis Fund /1/ Inception Date    Six Month    Average Annual Total
                                                 Period Ended    Return Ended 3/31/02
                                                    2/28/2002 1 Year 5 Years 10 Years
  Investor Class /3a/               09/27/1988      8.37%     21.87% 16.28%   15.07%
  Trust Class /3a, 5/               08/26/1993      8.34%     21.83% 16.26%   15.11%
  Advisor Class /3a, 6/             04/02/1997      8.19%     21.56% 16.00%   14.93%
  Institutional Class /3b, 8/       07/01/1999      8.48%     22.18% 16.49%   15.17%
  Russell 2000 Index /2/                            0.86%     13.98%  9.52%   11.14%



This fund is currently closed to new investors.
The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

stocks such as XTO Energy, National Oilwell, and Nabors posting excellent gains. We are somewhat surprised that investors, who have been rotating into more economically sensitive industry groups, haven't yet shown much enthusiasm for energy stocks. Depressed oil and natural gas prices have stabilized, and we expect them to trend higher as energy demand recovers along with the economy. We think a company such as Nabors, which controls a huge percentage of the nation's onshore drilling rigs, has enormous leverage and earnings power in an environment in which firming energy prices should stimulate more exploration activity.

Our investments in property and casualty insurance underwriters (W. R. Berkley), brokers (Brown & Brown), and re-insurers (Partner Re Ltd.) performed well. Policy pricing, which was firming prior to the tragic events of September 11, really improved after the terrorist attacks. This should lead to higher profit margins and profitability for everyone involved in the property and casualty insurance business.

Our holdings in the industrial sector, most notably defense companies Alliant Techsystems and United Defense Industries, also contributed to returns. Alliant is a leader in missile propulsion systems and is expected to be a major beneficiary of the proposed national missile defense system. United Defense Systems specializes in technologically sophisticated weapons systems for mobile military units including tanks and ships. United has a large installed base and has had very consistent cash flow coming from continual upgrades to its weapons systems.

Materials is one of just two market sectors in which the Fund's holdings did not generate positive returns. (Our utilities investments, which were all sold by the close of this reporting period, also declined.) Currently our only holding in this group, packaging company AptarGroup, experienced an earnings shortfall as inventories were reduced in the household product and pharmaceuticals industries. We have owned Aptar for a long time because it is well positioned in its packaging niche (pump sprays and valves). We believe the stock will recover as inventories are restocked in the year ahead.

It is said that growth stock investors come equipped with sunglasses and value investors with umbrellas. This bias duly noted, we have reservations about the economy and stock market in the year ahead. Generally, strong economic recoveries are fueled by pent-up consumer demand. The consumer has been spending quite freely through this mild and short-lived recession. Consequently, we don't see end-demand surging in the year ahead. We also worry that low interest rates and energy prices, which have helped stabilize the economy, are now trending higher. Our conclusion is that while we may see impressive GDP growth over the next two or three quarters as depleted inventories are restocked, the economy may not be able to sustain this kind of growth for an extended period, disappointing equities investors. In short, we expect to see the kind of market environment in which disciplined small-cap value investing will continue to outperform strategies that count on a strong economic rebound.

Sincerely,

                               /s/ Judith M. Vale


                              /s/ Robert D'Alelio


                      JUDITH M. VALE AND ROBERT D'ALELIO
                             PORTFOLIO CO-MANAGERS

Guardian Fund Portfolio Commentary

The first half of fiscal 2002 was dominated by two events -- the September 11 terrorist attacks and, later in the reporting period, Enron's bankruptcy. Initially, both events had negative consequences for the equity markets. However, they also created value investment opportunities for the Fund, some of which have already rewarded us, and others of which we believe will help enhance performance in the year ahead.

The events of 9/11 virtually guaranteed that the economy would go into recession -- if it hadn't been in one already. Inventories -- already being reduced -- were aggressively liquidated, and corporate capital spending plans were put on hold. In the week following its reopening, the stock market spiraled lower, creating pockets of exceptional value. Importantly, the tragedy triggered a quick response from the Federal Reserve, which instituted four additional short-term interest rate cuts, and from Congress, which provided selective fiscal stimulus. With interest rates low and virtually everything on sale, the deal-loving American con sumer almost single-handedly lifted the economy out of recession.

We responded to these changes quickly, taking advantage of value opportunities in beaten down sectors, most notably the travel and lodging industry. We didn't know how long it would take for people to recover from the shock of the terrorist attacks and begin traveling and vacationing again. However, we were confident they would do so eventually, and that we could earn good returns from buying high quality companies such as Sabre Holdings, MGM Mirage, Carnival Cruise Lines, and American Express at very attractive valuations. These stocks were the perfect candidates for classic Graham & Dodd value analysis. For example, in looking at Carnival Cruise, we calculated its break-up value (the liquidating value of its fleet) at $12-$15 per share. We were able to buy the stock at a slight premium to this asset value. While we were prepared to be patient with these stocks, we didn't have to wait long to be rewarded.

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Guardian Fund /1,9/ Inception Date    Six Month     Average Annual Total
                                                    Period Ended     Return Ended 3/31/02
                                                       2/28/2002  1 Year 5 Years 10 Years
   Investor Class                        06/01/1950       (1.16%)  3.99%   5.03%   10.32%
   Trust Class /5/                       08/03/1993       (1.22%)  3.87%   4.95%   10.26%
   Advisor Class /3a, 6/                 09/03/1996       (1.32%)  3.57%   4.38%    9.94%
   Russell 1000 Value Index /2/                           (0.79%)  4.39%  11.46%   14.49%
   S&P 500 Index /2/                                      (1.67%)  0.24%  10.17%   13.25%



The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.
Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Most made big moves, inspiring us to trim some positions and totally eliminate others.

We didn't own any Enron, but we did have positions in stocks that suffered directly and indirectly from the fall-out of the Enron scandal. Our modest utility stock portfolio included Dynegy and Williams Companies, two of Enron's competitors in the power generation/energy trading business. Although both could reasonably be expected to benefit from the demise of a major competitor, Enron's failure brought scrutiny to relatively highdebt levels in this sector and investors became wary. We sold out of Dynegy but later re-opened a position on weakness and also increased our position in El Paso, another Enron competitor.

One of our telecom holdings, Worldcom, came under pressure, due to concern about its aggressive accounting policies. We think Worldcom is in decent shape financially, and that the telecom sector (once again our worst performing group) now offers good long-term value. In our opinion, telecom has become a commodity business subject to boom and bust cycles. The boom came in the late 1990s with new competition creating a glut in capacity. The bust followed, leading to a major shakeout in the industry over the past two years. We think the survivors will prosper in what, despite all its recent problems, is still a long-term growth industry.

Looking ahead, we have some concerns about the economy. Surprisingly, GDP growth for fourth-quarter calendar 2001 was modestly positive, and it looks like we could see some very impressive GDP numbers in the first two quarters of 2002 as depleted inventories are restocked. However, with the consumer having spent freely throughout the short-lived recession, we don't see the kind of pent-up consumer demand that usually propels strong economic recoveries. If consumer demand disappoints, the economy is not likely to get a leg up from increased capital spending, because corporate managers usually wait for solid evidence of improving end demand before they invest more money in their own businesses. We aren't in the "double dip" recession camp. However, we doubt the economy will be able to sustain growth at the rates we may see in the next two quarters.

Consistent with our concern about the economy, we have taken some profits in cyclical stocks that have performed quite well in anticipation of a strong economic recovery, and we have rebuilt positions in industries that historically have been less economically sensitive, such as healthcare, in which we think earnings growth can be sustained even if the economy loses momentum. As always, we are searching our research universe for misunderstood or unloved companies whose business prospects are much better than valuations reflect.

Sincerely,


                                /s/ Kevin Risen


                                 /s/ Rick White



                          KEVIN RISEN AND RICK WHITE
                             PORTFOLIO CO-MANAGERS

International Fund Portfolio Commentary

International equities, as represented by our MSCI EAFE Index benchmark, remained weak in the first half of fiscal 2002. Our emphasis on quality companies with historically reliable profit margins and consistent earnings helped us modestly outperform our benchmark.

The Fund's overweighting in Ireland continued to benefit performance. The Irish economy slowed somewhat, with GDP growth falling to around 3-4% from recent years' 8% to 12% growth rates. That's not a bad showing, considering that the U.S. dipped into recession and the Economic Union (E.U.) economies were flat. We continued to favor companies in industries tied directly to the domestic economy, such as banking and construction. Despite the excellent performance of the Irish equities markets over the last several years, valuations still fail to reflect fully what we believe are favorable long-term prospects for leading companies in this robust economy.

Our investments in Germany were among our most disappointing, with Techem AG, a meter manufacturer, performing poorly. Fortunately, we were materially underweighted in Japan, where economic reform has stalled and the banking system remains fragile. However, the portfolio still sustained some damage from its Japanese exposure. We will very likely continue to underweight Japan, where the banks may ultimately have to raise capital to cover bad loan write-offs by dumping large equity positions.

Our largest change in country allocation was an increase in the U.K. from 12.8% at the beginning of the reporting period to 19.5% at its close. The excellent performance of several of our larger U.K. holdings, most notably Diageo, the world's largest spirits company (Johnny Walker Scotch, Smirnoff Vodka, and Captain Morgan Rum) was partially responsible for the increase in our UK allocation. However, we also opened positions in broadcaster/cable operator BSkyB, Brambles PLC, a transportation logistics company, Pearson, the publishing company, as well as several others. As in the U.S., consumer spending remained strong in the U.K.,

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman International Fund /1/ Inception Date    Six Month          Average Annual Total
                                                       Period Ended          Return Ended 3/31/02
                                                          2/28/2002  1 Year  5 Years Life of Fund
         Investor Class /3b/                06/15/1994       (6.70%) (3.38%)   2.50%        5.96%
         Trust Class/ 3b, 5/                06/29/1998       (7.01%) (3.28%)   2.90%        6.22%
         EAFE Index /2/                                      (8.29%) (8.22%)   1.59%        2.99%



The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.
Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, interest rates and political conditions. The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.
Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

particularly in the housing sector. The Pound Sterling has remained strong. Perhaps most importantly, we think the U.K. economy is closely linked to the U.S. and should ride the coattails of the American economic recovery. We are still somewhat underweighted in the U.K. versus our benchmark, primarily because we believe the equities market is somewhat richly valued for an economy still dominated by slower-growth businesses.

E.U. stock markets are much more reasonably valued. In fact, on average they are trading at about a 30% valuation discount to U.S. stocks -- a substantial spread. The E.U.'s economic problems are well documented: a central bank reluctant to cut short-term interest rates, too much government involvement in the economy, and the weak Euro. However, European corporate culture is slowly changing for the better, following the U.S.'s example of disposing of non-productive assets, and freeing capital to seek higher rates of return. Having more than fully justified its inflation-fighting credentials, we think the central bank is ready to be more accommodating in the year ahead. E.U. governments are promoting some enlightened reforms, especially in privatizing pension systems. We believe the Euro is poised to strengthen against the dollar. In short, we think European equity valuations should trend higher in the years ahead.

We are focusing on E.U. companies with strong secular (rather than cyclical) growth prospects. Germany's AWD Holdings and Italy's ENI are two examples. AWD is a life insurance company that we think is well positioned to benefit from the privatization of the country's pension system over the next five years. ENI is an oil company with high quality assets, improved management and excellent growth prospects. Yet, ENI is trading at a substantial price/earnings discount to its U.S. and international peers.

We also continue to favor Australia and Canada, which have benefited from their exposure to appreciating natural resource prices. Our holdings are concentrated in the oil sector, as well as financial and healthcare services, which should benefit indirectly from increased economic activity.

In closing, international stock markets were hurt by the same events that restrained U.S. equities --terrorism and general global economic uncertainty. We expect the world to recover its political and economic equilibrium in the year ahead and we believe that international equity investors will be rewarded.

Sincerely,


                               /s/ Valerie Chang


                               /s/ Benjamin Segal


                       VALERIE CHANG AND BENJAMIN SEGAL
                             PORTFOLIO CO-MANAGERS

Manhattan Fund Portfolio Commentary

Despite better-than-expected economic news following the September 11 tragedy -- a mild recession and what appears to be a swift economic recovery -- the stock market made little progress in the first half of fiscal 2002. Growth stocks remained under pressure -- partly a hangover from 18 months of terrible performance, but also a reflection of investors' lack of confidence in an economic and earnings turnaround. Recently released economic data, indicating that the economy is on the mend and that earnings are on the road to recovery, should improve investor psychology. "Easy" earnings comparisons in the quarters ahead should also help growth stocks regain some momentum.

Technology continued to spell trouble for growth-stock investors and the Manhattan portfolio. Over the six-month reporting period, our weighting in technology was roughly equal to that of the Russell Midcap Growth Index benchmark, but overall, our tech holdings underperformed. Peregrine Systems, Sanmina SCI Corp., and Citrix Systems were among our worst performers. While our bias to ward more economically sensitive tech stocks did not work in our favor in this reporting period, we believe it will benefit shareholders if the economy and tech company earnings regain momentum in the second half of calendar 2002. It's worth mentioning that in January and most of February of this reporting period, economically sensitive tech sub-sectors such as semiconductors, personal computers, and software performed quite well, in our opinion an indication that investors are starting to anticipate better earnings in the quarters ahead. Communications technology will likely remain the weakest of the tech sub-sectors. Consequently, we continue to have very limited exposure in the area.

In general, our healthcare holdings also disappointed, with biotechnology stocks including Human Genome Sciences among our worst performers over the last six months. We continue to believe that over the longer term, biotechnology will be a spectacular growth industry. As always, we will be focusing on biotech companies with the most visible growth prospects.

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Manhattan Fund /1, 9/ Inception Date       Six Month      Average Annual Total
                                                         Period Ended      Return Ended 3/31/02
                                                            2/28/2002  1 Year  5 Years 10 Years
   Investor Class                         03/01/1979 /4/       (9.12%) (4.44%)   5.80%    9.69%
   Trust Class /3a, 5/                     08/30/1993          (9.05%) (4.50%)   5.54%    9.56%
   Advisor Class /3b, 6/                   09/03/1996          (9.26%) (4.82%)   5.11%    9.29%
   Russell Midcap Growth Index /2/                             (3.20%)  4.70%    9.44%   11.25%
   S&P 500 Index /2/                                           (1.67%)  0.24%   10.17%   13.25%


The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)


Energy was our best performing group, with Weatherford International and XTO Energy Corp. making our top-ten list. Our industrial holdings produced good returns, with companies such as L-3 Communications (a defense company specializing in security devices) and Apollo Group finishing near the top of our performance chart. Consumer discretionary stocks also contributed: Radio broadcaster Westwood One was our second-best performer.

As the saying goes, the darkest hour is just before dawn. Today, we are more bullish on growth stocks than we have been since we took over management of the Manhattan portfolio more than four years ago. The economy appears to have emerged from recession. In fact, recently released economic data has been so encouraging that Federal Reserve Chairman Alan Greenspan was uncharacteristically upbeat in his most recent Congressional testimony. This probably signals the end of the long series of Fed rate cuts that helped stabilize the economy. However, we believe that interest rates will remain low enough to sustain consumer spending and stimulate business investment.

Because of aggressive cost cutting and improved productivity during the downturn, top-line growth should be magnified on the bottom line of well-run companies. The fact that we are entering a year-long period of what we expect will be very easy quarterly comparisons to last year's poor earnings should also improve the mood of investors. Finally, "the Pendulum Effect" -- the tendency of Wall Street analysts to overestimate earnings when the economy is contracting and underestimate earnings when it is expanding -- should work in our favor. Last year, we witnessed a record number of earnings disappointments and paid a very dear price for owning any company that failed to meet Wall Street expectations. Even companies that "hit their numbers" were treated harshly if they were in out-of-favor industries. In the year ahead, we anticipate a lot more pleasant earnings surprises than disappointments. Put in other words, better earnings growth, combined with a higher percentage of companies beating consensus-earnings estimates, would translate into significantly better portfolio performance.

In closing, the last 18 months have been trying times for growth stock investors in general, and particularly difficult for investors such as ourselves who favor stocks with well-above-market-average earnings growth potential. Companies with the best earnings growth potential are like the little girl in the story book -- when they are good they are very, very good, and when they are bad they are dreadful. After five years of very good behavior and 18 months of dreadful performance, we believe our favorite type of growth stocks will be particularly rewarding in the years ahead.

Sincerely,

                              /s/ Jennifer Silver


                               /s/ Brooke A. Cobb


                      JENNIFER SILVER AND BROOKE A. COBB
                             PORTFOLIO CO-MANAGERS

Millennium Fund Portfolio Commentary

Although the Russell 2000 Index continued to outperform large-cap indices in the first half of fiscal 2002, small-cap growth stocks lagged their value counterparts by a significant margin. This should come as no surprise. Value generally outperforms growth when the economy is contracting. With the economy now in the early stages of what we believe will be a sustained recovery, we expect small-cap growth stocks to attract more favorable attention.

Our consumer discretionary investments, most notably retailers Christopher & Banks Company and Tuesday Morning Corp., performed exceptionally well. We believe the resilient American consumer, who has already single-handedly lifted the economy out of recession, will continue to take advantage of low interest rates and favorable consumer product pricing. We expect select consumer stocks to continue to perform well.

Our holdings in the financial sector, primarily companies focused on property and casualty, such as HCC Insurance and AJ Gallager, also contributed to performance. The P&C insurers were hit hard in the immediate aftermath of the September 11 terrorist attacks. However, when investors realized that insurance rates were going to go up rapidly in response to the threat to life and property posed by terrorism, the group rebounded strongly. Barring more serious terrorist incidents in the U.S., higher insurance rates should translate into better profit margins and earnings for this group.

We were underweighted in energy versus the benchmark index, but one of our selections, Cal Dive International, posted a respectable gain. Energy is a cyclical industry and we believe that an economic recovery will have a favorable impact on oil and natural-gas pricing going forward.

Although we had limited exposure to telecommunications, our three largest holdings in this category, Ubiquitel, Airgate PCS, and U.S. Unwired, were among the portfolio's worst perform-

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Millennium Fund /1/ Inception Date    Six Month  Average Annual Total
                                                    Period Ended  Return Ended 3/31/02
                                                       2/28/2002   1 Year Life of Fund
   Investor Class /3a/                   10/20/1998       (6.56%)  7.25%        22.36%
   Trust Class /3b, 5/                   11/03/1998       (6.64%)  7.10%        22.23%
   Russell 2000 Growth Index /2/                          (4.56%)  4.95%         6.97%
   Russell 2000 Index /2/                                  0.86%  13.98%        12.55%



The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

ers. All three companies are independent cellular services providers tied into Sprint PCS's national network. Small-cap cellular stocks performed poorly, in part due to disappointing near-term subscriber growth, but more because of concern over their financial staying power in an environment in which the capital markets have not been generous to telecom. While we have eliminated U.S. Unwired from the portfolio, we believe Ubiquitel and Airgate PCS have the financial strength to make it through this period of slower-than-anticipated subscriber growth and are well positioned to prosper if the demand for new cellular services with Internet capabilities accelerates in the years ahead.

In general, our healthcare investments also disappointed. We had a few earnings casualties in the healthcare category, but in general, the group simply weakened as investors began rotating out of defensive sectors and into more economically sensitive industries in anticipation of an economic recovery.

The rest of our losing holdings consist of an eclectic group of small companies from various industries that, for a variety of reasons, disappointed on the earnings front. Most have been liquidated, but we have maintained positions in those companies whose longer-term fundamentals still appear to us quite compelling.

Although we are stock pickers rather than economists or market forecasters, we believe we will see a two-stage economic recovery, with the consumer continuing to carry most of the burden initially and capital spending accelerating in the second half of calendar 2002. Typically, small-cap growth stocks outperform as the economy comes out of recession, primarily because investors start focusing less on safety and more on companies with better earnings-growth potential. We believe investors will be selective this time around, favoring small growth companies with earnings visibility over more speculative issues.

Currently, we see great opportunity in the semiconductor industry. In fact, Artisan Components, a broadly diversified semiconductor design firm, is the Fund's largest holding at the end of this period. Formerly bloated semiconductor inventories have been reduced considerably. Demand has ticked up, and we expect it to accelerate with capital spending in the second half of the year. Artisan has a great track record as a chip designer and as its new designs go into production, we look for the company's royalty income to grow nicely. Artisan Components was the portfolio's best performer in this six-month reporting period. We think it can continue to perform well in the year ahead.

In closing, small-cap growth stock investing hasn't been rewarding over the last two years. Most investors have paid dearly as speculative excesses, especially in the technology sector, were wrung out of the market. However, bear markets don't discredit time-tested investment disciplines. We think the near-term outlook for small-cap growth stocks has improved considerably in recent months and we believe that our disciplined approach to the small-cap growth stock market will reward shareholders in the years ahead.

Sincerely,

                               /s/ Michael Malouf


                              /s/ Richard J. Jodka


                      MICHAEL MALOUF AND RICHARD J. JODKA
                             PORTFOLIO CO-MANAGERS

Partners Fund Portfolio Commentary

In the first half of 2002, Partners Fund posted a modest gain, compared to small losses for its benchmark indices. Opportunistic stock picking, focused on quality companies with strong balance sheets, real earnings and high returns on equity helped the Fund deliver a positive return in this challenging investment environment.

Our investments in the consumer discretionary sector made the greatest contribution to performance. Starwood Hotel & Resorts was one of our biggest winners. Starwood was hammered following the tragic events of September 11, when investors indiscriminately dumped travel and lodging stocks. Believing the industry would recover quickly, we bought Starwood near the bottom and were rewarded with an almost 70% return on our investment. We believe this industry leader is still reasonably valued based on our forward earnings forecasts.

Intimate Brands (which owns Victoria's Secret) is another consumer discretionary investment worth noting for excellent performance. Its big gain was triggered by a recovery in operating profit margins for Victoria's Secret and better same store sales. Recently, parent company The Limited bought back the 16% of Intimate Brands it didn't already own. We think it's a good deal for shareholders who, in effect, will continue to own this terrific company through The Limited stock for which it's being tendered.

Although categorized as an industrial stock, another of our top performers, Sabre Holdings, has actually been a play on the recovery of the travel industry. Sabre owns and operates the leading airline reservations system and is paid on the basis of airline segments flown. With airlines reservations down 75% in the week following the terrorist attacks, Sabre's earnings run rate declined sharply and the stock was almost halved before we started accumulating it. We thought Americans would take to the skies again, but we didn't want to buy the airlines because they were too debt-heavy and we couldn't predict how the troubling issue of airlines insurance would be re-

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Partners Fund /1,9/ Inception Date       Six Month         Average Annual Total
                                                       Period Ended         Return Ended 3/31/02
                                                          2/28/2002  1 Year  5 Years    10 Years
   Investor Class                        01/20/1975/4/        0.55%   6.54%   7.82%       12.57%
   Trust Class /3a, 5/                   08/30/1993           0.46%   6.34%   7.69%       12.49%
   Advisor Class /3a, 6/                 08/16/1996           0.38%   6.09%   7.25%       12.24%
   Russell 1000 Value Index /2/                              (0.79%)  4.39%  11.46%       14.49%
   S&P 500 Index /2/                                         (1.67%)  0.24%  10.17%       13.25%



The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

solved. Debt-free Sabre appeared to be a much safer alternative. Airline travel has since recovered and on a year-to-year basis, bookings are now only off about 15%; they are expected to be down to just 8% on a year-to-year basis at the end of calendar 2002. We are forecasting $1.90 per share in earnings for Sabre Holdings and even after its dramatic run-up, the stock trades at what we view as a reasonable valuation.

On the whole, our information technology investments prospered, posting a respectable gain compared to losses for the tech components of the S&P 500 and Russell 1000 Value indices. Our success in tech was the result of owning companies with real earnings and improving internal dynamics. Computer Sciences, the portfolio's second-best performing stock, is a good example. Computer Sciences is an information technology services firm with approximately half its revenues coming from the private sector and half from federal contracts, including military and national security agencies. The stock was cheap because, in the midst of the information technology spending drought, operating margins had declined from about 7% to just 2%. Margins have lately been recovering thanks largely to the company's cost reduction program. Going forward, we expect the federal government's need to more effectively share data among agencies in the wake of the 9/11 tragedy to be a strong positive for Computer Sciences.

Utilities and telecom were our worst performing sectors. We were significantly underweighted in telecom because we think the high level of debt in the industry will continue to present problems. However, despite our minimal weighting, telecom still had a negative impact on portfolio performance.

We have thrown in the towel on utilities, which also hurt the portfolio. This is not in response to the Enron accounting scandal, but rather due to deteriorating fundamentals in the power gen eration/energy trading business. We eliminated our positions in Dynegy and El Paso due to concern that the high debt of these companies may impair their ability to trade long-term energy contracts.

In closing, we believe what is now a consumer-driven economic recovery will get a boost from a rebound in capital spending in the second half of calendar 2002 and that the stock market can continue to make some progress. However, we think disciplined stock picking will continue to be the primary determinant of investment success in the year ahead.

Sincerely,

                              /s/ S. Basu Mullick


                                S. BASU MULLICK
                               PORTFOLIO MANAGER

Regency Fund Portfolio Commentary

Although Regency Fund modestly underperformed its Russell Midcap Value Index benchmark in the first half of fiscal 2002, we are pleased to have delivered positive returns in what continued to be a difficult market. Looking ahead, we believe value investing will continue to excel as the economy limps out of recession and corporate profit growth remains restrained.

Consumer discretionary investments such as lottery machine leader GTECH Holdings, auto seat manufacturer Lear Corp., hotel company Starwood Hotels & Resorts, and Tricon Global Restaurants were among our best performers. Lear benefited from strong auto sales, driven by zero-percent financing and other incentives. We bought Starwood and Sabre Holdings (the major airline reservation system assigned to the industrials sector) following the events of September 11. Our rationale was that, after recovering from the initial shock caused by the terrorist attacks, Americans would begin traveling again; in addition, the stocks of these high-quality companies had become out standing fundamental bargains. Tricon Global Restaurants continued to benefit from the turnaround of its Taco Bell division, as well as the sale of company-owned outlets to franchisees who are much better at managing the restaurants than the company.

Our financial sector investments, most notably reinsurer XL Capital Limited and insurance broker Willis Group Holdings, also performed quite well. Property and casualty insurance rates have increased considerably since the September 11 tragedy. We expect this to boost profit margins and earnings for reinsurers and insurance brokers.

We were overweighted in energy and overall, our investments more than doubled the return of the energy component of our benchmark index. It is interesting that recently investors have been bidding up stocks in economically sensitive sectors such as materials and industrials while not showing much enthusiasm for energy stocks. Oil and natural gas prices have fallen precipitously from their

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Regency Fund /1,9/ Inception Date    Six Month Average Annual Total
                                                   Period Ended Return Ended 3/31/02
                                                      2/28/2002  1 Year Life of Fund
  Investor Class /3b/                   06/01/1999        2.20% 10.04%        14.47%
  Trust Class /3b, 5/                   06/10/1999        2.16%  9.95%        14.45%
  Russell Midcap Value Index /2/                          4.03% 14.45%         7.70%
  Russell Midcap Index /2/                                1.36%  9.92%         6.06%



The risks involved in seeking capital appreciation from investments primarily in companies with medium market capitalization are set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

peaks. However, this has been the result of weak demand in a recession, rather than significant production increases. We expect that even a modest economic recovery should help energy prices rise from currently depressed levels, inspiring more interest in energy stocks.

Our underweighting in the materials sector and overweighting in healthcare were two reasons we modestly underperformed our benchmark index. Materials companies generally don't pass our quality screens, because so few cover their cost of capi-tal over the full economic cycle. They earn good money as the economy expands; demand increases, and capacity becomes constrained. But, during the good times, new competition and capacity come onstream, limiting pricing and profits. Then, when the economy falters, profits evaporate. Traders may be able to make money trading materials stocks. However, we are investors, not traders. Healthcare stocks weakened as investors rotated out of defensive sectors into more economically sensitive industry groups. In our opinion, healthcare fundamentals remain strong. If, as we anticipate, the economic and profit recovery proves more muted than generally expected, healthcare stocks should regain momentum.

Our utilities investments also disappointed. We didn't own any of the pure independent power generators that came down with severe cases of "Enronitis," but our investments in Allegheny Energy and American Electric Power slumped badly.

We are not economists. However, over the course of the year, we talk to 400 to 500 companies in a wide variety of industries. What we are hearing is not particularly encouraging. The consensus is that the worst is over and business is getting a bit better. But very few companies seem to be expecting the kind of strong demand for their products generally seen when the economy comes out of recession. The American consumer is over-leveraged and continued to spend rather aggressively throughout what has been one of the mildest and shortest-lived recessions in history. So, we don't see consumer-driven demand increasing very substantially over the next year. Most industries are still suffering from overcapacity created in the "Roaring 90s." Consequently, if end demand doesn't improve significantly, we aren't likely to see a capital spending rebound. Our conclusion is that pricing power will remain elusive, and in general, corporate profits are likely to disappoint.

Strategically, we continue to be somewhat defensive as evidenced by the portfolio's overweighting in the healthcare sector and its underweighting in materials and more economically sensitive companies in the industrials category. Our stock selection discipline -- seeking out undervalued companies with strong balance sheets, high returns on capital, and consistent earnings --remains unchanged.

In closing, value has materially outperformed growth over the last 18 months. If the economy comes roaring back, growth stock investing may gain the upper hand. However, if as we anticipate, the economic recovery is muted and earnings growth disappoints, value investing should continue to be more productive.

Sincerely,

                              /s/ Robert Gendelman


                               ROBERT GENDELMAN
                               PORTFOLIO MANAGER

Socially Responsive Fund Portfolio Commentary

In the first half of fiscal 2002, our value discipline helped us preserve shareholder capital in a volatile market environment. The Socially Responsive portfolio closed the reporting period with a modest gain, versus small losses for the S&P 500 and Russell 1000 Value Index.

Generally good economic news (a mild recession and swift recovery) helped the stock market regain much of the ground lost in the weeks following the September 11 tragedy. However, stocks continued to be restrained by uncertainty regarding the strength of the economic and earnings rebound. The latest economic data suggest strongly that the economy is back on solid footing. In his most recent appearance before Congress, Federal Reserve Chairman Alan Greenspan confirmed that the economic outlook had improved considerably. Surprisingly, gross domestic product (GDP) for fourth-quarter 2001 was modestly positive, and, in general, corporate earnings beat expectations for the quarter. But in the first two months of the new year, investors failed to respond with much enthusiasm to a brightening economic outlook. We suspect if the economic and earnings news continue to improve in the quarters ahead, the stock market will gain some momentum.

Our technology investments were the biggest contributors to portfolio returns during this reporting period. In the summer of 2001 we saw early evidence that the semiconductor industry was bottoming, but felt the stocks were still somewhat richly valued. When they retreated into value range in the fall, we began accumulating and/or adding to positions in leading semiconductor related companies such as Teradyne, our top performer in the first half, and Lattice Semiconductor, which we believe will be a great performer in the year ahead. We also added to existing positions in dominant companies in other tech sub-sectors, including Dell Computer and Synopsys, both of which made our top-ten performance list. The common thread in our purchases was attractive valuations relative to what we see as improving near-term fundamentals.

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman               Inception Date    Six Month         Average Annual Total
Socially Responsive Fund /1,9/                Period Ended         Return Ended 3/31/02
                                                 2/28/2002  1 Year 5 Years Life of Fund
Investor Class /3a/                03/16/1994        0.36%   6.56%   8.93%       11.44%
Trust Class/ 3a, 5/                03/03/1997        0.22%   6.25%   8.73%       11.31%
Russell 1000 Value Index /2/                        (0.79%)  4.39%  11.46%       13.96%
S&P 500 Index /2/                                   (1.67%)  0.24%  10.17%       13.78%


The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)


Our energy holdings also performed well. We were modestly overweighted in energy compared to our S&P 500 benchmark, and stocks such as Newfield Exploration posted good gains. Newfield is an exceptionally well-managed company that did a wonderful job preserving profitability by hedging production as energy prices were declining. Newfield is also a good corporate citizen. The company has a great safety record and has taken significant steps to minimize the environmental impact of its exploration and production projects. Our health care investments were also productive, with Johnson & Johnson the star performer over this reporting period.

Industrials, financials, and consumer discretionary were our three worst-performing sectors, in each case as a result of disappointing individual stock performance. For instance, in the industrials sector, Tyco, a successful long-term portfolio holding, was hurt both by reverberations from the Enron accounting scandal and management's decision to break the company into four parts. In the financial sector J.P. Morgan Chase declined sharply, due in part to concern about its exposure to Enron and other troubled companies. In the consumer discretionary sector, Gap declined, missing the mark on fashion once again, and reporting disappointing same-store sales.

Looking ahead, we feel quite positive about the economy and stock market. We believe we are in the early stages of the inventory rebuilding cycle. Manufacturing activity and business investment has recently been trending up. We think corporate earnings may continue to surprise on the upside as they did in calendar fourth-quarter 2001. If so, this should improve investor psychology considerably.

On the margin, the portfolio now has a more cyclical posture, designed to take advantage of better-than-currently-anticipated earnings for companies in more economically sensitive industries. One good example is our recent investment in Canadian National Railroad. Canadian National has an extensive rail system that reaches from the Atlantic to the Pacific and down to the Gulf of Mexico. The company has one of the lowest cost structures in the railroad industry and one of the best operating track records of all rail carriers. We also view the railroads as socially responsive investments, in that they are much friendlier to the environment than trucking.

In closing, we are relatively pleased to have once again produced modestly positive returns in a down market. We expect a recovering economy and better corporate earnings in the year ahead to create a more productive investment environment. Regardless of what the market holds for the year ahead, we believe our brand of value investing can continue to deliver satisfactory returns for socially responsive shareholders.

Sincerely,

                              /s/ Janet W. Prindle


                               /s/ Arthur Moretti


                      JANET W. PRINDLE AND ARTHUR MORETTI
                             PORTFOLIO CO-MANAGERS

Technology Fund Portfolio Commentary


The first half of 2002 was an up-and-down period for the technology sector and the Fund. Technology industry fundamentals had been improving modestly prior to the tragic events of September 11, and tech stocks were beginning to show signs of recovery. Then, tech spending was put on the back burner for nearly a month as everyone struggled to assess terrorism's damage to the economy and individual businesses. In November and December, demand for technology products firmed up again, and tech stocks rallied. However, at the beginning of calendar 2002, investors became increasingly skeptical that the nascent recovery was for real, and tech stocks swooned before rebounding in the last week of February.

There were a few bright spots in the portfolio. Our healthcare investments, primarily biotech and most notably Imclone, posted gains. Our commitments to data-storage-related stocks such as Emulex, Network Appliance, and Veritas also contributed, as investors focused on the importance of backing up data, following the September 11 tragedy. Al though we have trimmed some positions in storage-related stocks, we think the long-term outlook is still relatively favorable. Our post-9/11 investments in wireless stocks such as Nokia and RF MicroDevices (a Nokia supplier) performed well immediately following the tragedy, as demand for handsets surged temporarily. We closed out these positions before demand flattened again, with consumers postponing purchases to wait for the next generation of cellular products with Internet capabilities to come to market.

Our discouragingly long list of losing stocks reflects the poor tone of the tech stock market in general; it includes stocks we either bought too early or which failed to live up to our fundamental expectations. We remain committed to the former and have liquidated the latter.

Understandably, in view of the Fund's 82.2% average tech weighting during the six months versus the 28.8% information technology component of the Russell 1000 Growth Index, we under-

--------------------------------------------------------------------------------

PERFORMANCE HIGHLIGHTS
Neuberger Berman Technology Fund /1/ Inception Date    Six Month    Average Annual Total
                                                    Period Ended    Return Ended 3/31/02
                                                       2/28/2002   1 Year  Life of Fund
   Investor Class /3b/                   05/01/2000      (15.51%) (14.79%)      (42.95%)
   Russell 1000 Growth Index /2/                          (2.41%)  (2.00%)      (24.09%)
   S&P 500 Index /2/                                      (1.67%)   0.24%       (10.43%)



The risks involved in seeking capital appreciation from investments primarily in technology-related companies and/or with small market capitalization are set forth in the prospectus and statement of additional information.

The composition, industries and holdings of the Portfolio are subject to change. Technology Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the fund's total assets.

Please see Endnotes for additional information.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

performed our benchmark by a wide margin. However, we also underperformed most purer technology indices. This was largely a result of our decision in early November to significantly overweight semiconductors and software, the two most economically sensitive tech sub-sectors. We believe our investment rationale was correct, but our timing was poor. It hurt us badly in the January/early February period, when investors began to question whether the economic recovery was for real and began worrying about the potential for a "double dip" recession. Economic data released near the end of February eased investors' concerns, and semiconductor and software stocks took off --unfortunately too late to have much of a favorable impact on first-half 2002 returns. Interestingly, if this six-month reporting period were to be stretched out to include the first two weeks of March, performance would be considerably better.

Why did we overweight semiconductors and software? Historically, semiconductor stocks outperform in the early stages of an economic recovery. The semiconductor industry has become very adept at lowering cost structures during periods of weak demand. So, when demand improves, these companies generally enjoy a huge expansion in profit margins and a surge in earnings. We believe quality semiconductor stocks will post impressive earnings gains over the next year.

Our commitment to software stocks resulted from our talks with corporate information technology (IT) officers regarding their top priorities. The overwhelming majority wanted to do more with less. In other words, they wanted to maximize the efficiency of existing systems through relatively inexpensive and cost-effective software upgrades, rather than buy new systems. Now that the economic dust has settled somewhat, we expect IT officers to follow through with these plans, providing a nice boost to software company earnings. At the end of this reporting period, semiconductor-related stocks comprised 37.6% of portfolio assets and software stocks, 36.2%. This compares to a 31.6% weighting in semiconductors and a 32.8% weighting in software for the technology-only component of the Russell 1000 Growth Index. If these stocks' recent performance is any indication, these overweightings should work to our advantage on an absolute and relative basis going forward.

Sincerely,

                              /s/ Jennifer Silver


                                JENNIFER SILVER
                            INVESTMENT TEAM LEADER

Endnotes


               1. ''Total Return'' includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

               2. Please see "Glossary of Indices" on page 29 for a description of indices. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

               3. Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by NBMI.

                    a. Neuberger Berman Management Inc. previously absorbed or waived certain operating expenses.

                    b.   NBMI currently absorbs certain operating expenses.

               4. These dates reflect when NBMI first became investment adviser to these Funds.

               5. Performance prior to August 1993 for the Trust Class of Focus, Genesis, Guardian, Manhattan and Partners Funds (prior to March 1997 for Socially Responsive Fund; June 1998 for International Fund; November 1998 for Millennium Fund; June 1999 for Regency Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class.

               6. Performance prior to September 1996 for the Advisor Class of Focus, Guardian and Manhattan Funds (prior to August 1996 for Partners Fund; April 1997 for Genesis Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class. Please see the notes to the financial statements for specific information regarding which funds currently have a portion of their operating expenses absorbed by NBMI.

               7. Neuberger Berman Management Inc. first became investment advisor of the Fasciano Fund after the close of business on 3/23/2001.

               8. Performance prior to July 1999 for the Institutional Class of Genesis Fund is that of the Investor Class, which has higher expenses and typically lower returns than the Institutional Class. Also, NBMI caps the Institutional Class expenses. Absent this arrangement, returns would be lower.

               9. The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

              10. As of April 2, 2001, the fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. As a result, the fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the fund because it may own fewer securities. The Fund's name prior to January 1, 1995, was Neuberger&Berman Selected Sectors Fund. Prior to November 1, 1991, the investment policies of Neuberger Berman Focus Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that may be expected under the Fund's current investment policies. While the Fund's value-oriented approach is intended to limit risks, the Portfolio, with its concentration in sectors, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

                    For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700, or visit our website at www.nb.com.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Glossary of Indices


                 S&P 500 Index: The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

         Russell 1000(R) Index: Measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest
                                U.S. companies based on total market
                                capitalization). The Russell 1000 Index
                                represents approximately 92% of the total market capitalization of the Russell 3000 Index.

   Russell 1000(R) Value Index: Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell 1000(R) Growth Index: Measures the performance of the Russell 1000(R)
                                companies with higher price-to-book ratios and higher forecasted growth values.

         Russell 2000(R) Index: An unmanaged index consisting of securities of the 2,000 issuers having the smallest
                                capitalization in the Russell 3000(R) Index, representing approximately 8% of the Russell
                                3000 total market capitalization. The smallest company's market capitalization is roughly $147 million.

  Russell 2000(R) Growth Index: Measures the performance of those Russell
                                2000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth values.

   Russell 2000(R) Value Index: Measures the performance of those Russell
                                2000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth values.

                 EAFE(R) Index: Also known as the Morgan Stanley Capital
                                International Europe, Australasia, Far East
                                Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S.
                                dollars and includes reinvestment of all dividends and capital gain distributions.

       Russell Midcap(R) Index: Measures the 800 smallest companies in the
                                Russell 1000 Index.

Russell Midcap(R) Growth Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell 1000
                                Index) companies with higher price-to-book ratios and higher forecasted growth values.

 Russell Midcap(R) Value Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell 1000
                                Index) companies with lower price-to-book ratios and lower forecasted growth values.

Please note that indices do not take into account any fees and expenses of the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Schedule of Investments Century Fund


                            Top Ten Equity Holdings

                                Holding            %
                             1  Pfizer Inc.      4.3
                             2  General Electric 3.9
                             3  Microsoft Corp.  3.7
                             4  Intel Corp.      3.3
                             5  Johnson &
                                Johnson          3.3
                             6  IBM              3.2
                             7  Target Corp.     2.4
                             8  Citigroup Inc.   2.2
                             9  Taiwan
                                Semiconductor
                                Manufacturing
                                ADR              2.2
                            10  Texas
                                Instruments      2.1

             Number of Shares                     Market Value/+/
                                                  (000's omitted)
             Common Stocks (96.5%)
             Biotechnology (1.4%)
              3,500 IDEC Pharmaceuticals             $    220*
             Business Services (0.8%)
              2,200 FedEx Corp.                           127*
             Business Services--IT Business
             Services (5.0%)
              4,000 Affiliated Computer Services          196*
              8,200 Concord EFS                           246*
             10,400 SunGard Data Systems                  321*
                                                     --------
                                                          763
             Capital Equipment (3.9%)
             15,600 General Electric                      601
             Communications Equipment (2.8%)
             15,800 Cisco Systems                         225*/(S)/
              1,900 L-3 Communications Holdings           209*
                                                     --------
                                                          434
             Computer Related (0.9%)
             15,900 Sun Microsystems                      135*
             Consumer Cyclical--Leisure & Consumer
             Services (1.9%)
              4,375 International Game Technology         295*
             Consumer Products & Services (1.0%)
              5,600 Masco Corp.                           157
             Energy (0.8%)
              3,200 El Paso Corp.                         125
             Financial Services (8.1%)
              3,200 American International Group          237
              7,500 Citigroup Inc.                        339
              4,500 Freddie Mac                           287
              3,400 Household International               175
              3,100 Lehman Brothers Holdings              175
              1,200 Prudential Financial                   37*
                                                     --------
                                                        1,250
             Food & Beverage (5.3%)
              4,200 Anheuser-Busch                        214
              7,200 Kraft Foods                           281
              6,200 PepsiCo, Inc.                         313
                                                     --------
                                                          808
             Hardware (3.2%)
              5,000 IBM                                   491
             Health Care (24.3%)
              4,500 Abbott Laboratories                   254
              2,800 AmerisourceBergen Corp.               190
              5,200 Amgen Inc.                            301*

              Number of Shares                   Market Value/+/
                                                 (000's omitted)
               2,500 Eli Lilly                      $    189
               5,700 Express Scripts                     295*
               3,200 Forest Laboratories                 254*
               3,700 Genentech, Inc.                     175*
               2,700 Guidant Corp.                       115*
               8,354 Johnson & Johnson                   509/(S)/
               1,100 Laboratory Corp. of America
                      Holdings                            90*
              16,225 Pfizer Inc.                         665
               5,700 Pharmacia Corp.                     234
               2,000 Quest Diagnostics                   142*
               4,900 Wyeth                               311
                                                    --------
                                                       3,724
              Insurance (1.1%)
               1,700 XL Capital                          162
              Internet (1.3%)
               3,875 eBay Inc.                           202*
              Media (1.8%)
               6,000 Viacom Inc. Class B                 279*
              Oil & Gas (1.1%)
               4,600 Talisman Energy                     174
              Retail (8.8%)
               3,700 Best Buy                            250*
               6,600 Costco Wholesale                    272*
               5,900 Home Depot                          295
               8,800 Target Corp.                        369
               4,100 Walgreen Co.                        165
                                                    --------
                                                       1,351
              Semiconductors (9.0%)
              18,000 Intel Corp.                         514/(S)/
               7,675 Intersil Corp.                      210*
              20,500 Taiwan Semiconductor
                      Manufacturing ADR                  333/(S)/
              11,000 Texas Instruments                   323
                                                    --------
                                                       1,380
              Software (8.5%)
               7,200 Mercury Interactive                 244*
               9,800 Microsoft Corp.                     572*
              10,200 Siebel Systems                      283*
               5,700 VERITAS Software                    202*
                                                    --------
                                                       1,301
              Systems & Components (1.4%)
               8,800 Dell Computer                       217*
              Technology (1.7%)
               7,300 Cadence Design Systems              154*
               2,150 NVIDIA Corp.                        110*
                                                    --------
                                                         264

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Schedule of Investments Century Fund cont'd


              Number of Shares                    Market Value/+/
                                                  (000's omitted)
              Telecommunications (1.3%)
                   5,400 Cox Communications          $    199*
              Transportation (1.1%)
                   7,800 Southwest Airlines               165
              Total Common Stocks
              (Cost $14,585)                           14,824
                                                     --------

              Principal Amount
              Short-Term Investments (13.8%)
              $1,653,615 N&B Securities Lending
                          Quality Fund, LLC             1,654
                 460,081 Neuberger Berman
                          Institutional Cash Fund
                          Trust Class                     460/@/
                                                     --------

              Total Short-Term Investments
              (Cost $2,114)                             2,114/#/
                                                     --------

              Total Investments (110.3%)
              (Cost $16,699)                           16,938/##/
              Liabilities, less cash,
               receivables and other assets
               [(10.3%)]                               (1,582)
                                                     --------
              Total Net Assets (100.0%)              $ 15,356
                                                     --------

See Notes to Schedule of Investments

Schedule of Investments Fasciano Fund

                            Top Ten Equity Holdings

                                 Holding          %
                              1  Emmis
                                 Communications 3.7
                              2  G & K Services 3.5
                              3  DENTSPLY
                                 International  3.3
                              4  Snap-on        3.2
                              5  International
                                 Speedway       3.2
                              6  Zebra
                                 Technologies   3.2
                              7  Manitowoc Co.  3.1
                              8  Pulitzer Inc.  2.9
                              9  HCC Insurance
                                 Holdings       2.7
                             10  Meredith Corp. 2.7

             Number of Shares                    Market Value/+/
                                                 (000's omitted)
             Common Stocks (94.8%)
             Business Services (3.8%)
              25,000 Administaff, Inc.              $     600*
             212,400 G & K Services                     7,508
                                                    ---------
                                                        8,108
             Commercial Services (4.2%)
              30,000 FirstService Corp.                   680*
             100,000 Modine Manufacturing               2,699
              83,700 OM Group                           5,591
                                                    ---------
                                                        8,970
             Communications (18.3%)
             120,000 Ackerley Group                     2,010*
             297,600 Emmis Communications               7,982*
             150,000 Hearst-Argyle Television           3,098*
             250,000 Journal Register                   4,850*
             100,000 Lee Enterprises                    3,585
             100,000 McClatchy Newspapers               5,500
             146,500 Meredith Corp.                     5,781
             244,300 Penton Media                       1,845/(S)/
             121,200 Westwood One                       4,335*
                                                    ---------
                                                       38,986
             Consumer Products & Services (14.9%)
             150,000 Blyth Industries                   3,206
             200,000 Central Parking                    4,320/(S)/
             150,000 Plantronics, Inc.                  3,000*
             100,000 ShopKo Stores                      1,410*
             200,300 Snap-on                            6,900
             130,000 Spartech Corp.                     2,782
             400,000 Steak n Shake                      5,752*
             100,000 Tootsie Roll Industries            4,435
                                                    ---------
                                                       31,805
             Distributor (3.1%)
              20,000 D & K Healthcare
                      Resources                         1,081
             200,000 MSC Industrial Direct              4,218*/(S)/
              25,000 ScanSource, Inc.                   1,325*
                                                    ---------
                                                        6,624
             Entertainment (3.2%)
             155,500 International Speedway             6,833
             Financial Services (10.5%)
              95,000 American Capital Strategies        2,719
              42,100 Corus Bankshares                   2,036
              70,125 First Midwest Bancorp              2,009
              17,100 GBC Bancorp                          560
             205,500 HCC Insurance Holdings             5,791
              75,000 ITLA Capital                       1,739*
             100,000 Metris Cos.                        1,628/(S)/
              30,000 Strayer Education                  1,439/(S)/

              Number of Shares                 Market Value/+/
                                               (000's omitted)
               30,000 W.P. Stewart & Co.          $     813
              100,000 Waddell & Reed Financial        3,081
               20,000 Wintrust Financial                651
                                                  ---------
                                                     22,466
              Health Care (0.5%)
               50,000 Apria Healthcare Group          1,080*
              Health Products & Services (15.9%)
              213,450 DENTSPLY International          7,080
              320,000 Hooper Holmes                   2,877
              180,500 K-V Pharmaceutical              4,558*
              100,000 Landauer, Inc.                  3,720
              114,300 Patterson Dental                4,637*
              130,000 SRI/Surgical Express            2,080*
              200,000 STERIS Corp.                    4,104*
              170,000 Young Innovations               4,802*
                                                  ---------
                                                     33,858
              Industrial Goods & Services (0.3%)
               24,000 Insituform Technologies           593*
              Insurance (0.3%)
               20,000 United Fire & Casualty            603
              Machinery & Equipment (7.8%)
               15,000 Graco Inc.                        616
              100,000 IDEX Corp.                      3,580
               84,200 Kaydon Corp.                    2,103
              182,900 Manitowoc Co.                   6,621
               80,000 Regal-Beloit                    1,784
               50,000 Robbins & Myers                 1,240/(S)/
               40,500 Stewart & Stevenson
                       Services                         629
                                                  ---------
                                                     16,573
              Oil & Gas (0.2%)
               20,100 Prima Energy                      437*/(S)/
              Publishing & Broadcasting (2.9%)
              122,300 Pulitzer Inc.                   6,236
              Technology (4.4%)
               50,000 Littelfuse, Inc.                1,185*
               62,700 Merix Corp.                     1,019*/(S)/
               60,000 Methode Electronics
                       Class A                          543
              131,700 Zebra Technologies              6,781*
                                                  ---------
                                                      9,528
              Telecommunications (0.3%)
               40,000 Andrew Corp.                      672*
              Transportation (3.0%)
               97,400 C.H. Robinson Worldwide         2,834
              150,000 EGL, Inc.                       1,601*/(S)/
              100,000 Midwest Express Holdings        1,892*
                                                  ---------
                                                      6,327

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Schedule of Investments Fasciano Fund cont'd


           Number of Shares                          Market Value/+/
                                                     (000's omitted)
           Waste Management (1.2%)
               40,000 Stericycle, Inc.                  $   2,580*
           Total Common Stocks
           (Cost $156,239)                                202,279
                                                        ---------

           Principal Amount
           Short-Term Investments (7.9%)
           $8,953,270 N&B Securities Lending Quality
                       Fund, LLC                            8,953
            7,955,372 Neuberger Berman Institutional
                       Cash Fund Trust Class                7,955/@/
                                                        ---------

           Total Short-Term Investments
           (Cost $16,908)                                  16,908/#/
                                                        ---------

           Total Investments (102.7%)
           (Cost $173,147)                                219,187/##/
           Liabilities, less cash,
            receivables and other assets
            [(2.7%)]                                       (5,774)
                                                        ---------
           Total Net Assets (100.0%)                    $ 213,413
                                                        ---------

See Notes to Schedule of Investments

Schedule of Investments Focus Fund


                            Top Ten Equity Holdings

                               Holding             %
                            1  Citigroup Inc.   10.4

                            2  Capital One      10.3
                               Financial

                            3  Furniture Brands  7.4
                               International
                            4  Tech Data         6.9

                            5  International     5.7
                               Rectifier

                            6  J.P. Morgan       5.6
                               Chase

                            7  FleetBoston       5.4
                               Financial

                            8  Morgan Stanley    5.2
                               Dean Witter
                            9  TJX Cos.          4.6

                           10  Amkor             4.3
                               Technology

            Number of Shares                    Market Value/+/
                                                (000's omitted)
            Common Stocks (99.3%)
            Financial Services (48.8%)
            3,865,000 Capital One Financial       $   190,428
            4,244,500 Citigroup Inc.                  192,064
            3,015,000 FleetBoston Financial           100,641
            3,547,700 J.P. Morgan Chase               103,770
              620,000 Lehman Brothers
                       Holdings                        35,030
            1,640,000 Merrill Lynch                    78,638
            1,950,000 Morgan Stanley Dean
                       Witter                          95,784
            1,572,500 Nationwide Financial
                       Services                        63,655/++/
            1,980,000 Stilwell Financial               45,164
                                                  -----------
                                                      905,174
            Retail (18.9%)
              780,000 American Eagle Outfitters        19,476*
            3,615,000 Furniture Brands
                       International                  137,912*/++/
              951,000 Jones Apparel Group              33,913*
              749,600 Neiman Marcus Group
                       Class B                         24,362*
            1,340,000 Pacific Sunwear of
                       California                      32,857*/++/
            2,265,000 TJX Cos.                         86,002
            1,303,500 Tommy Hilfiger                   17,089*
                                                  -----------
                                                      351,611
            Technology (31.6%)
              425,000 Amdocs Ltd.                      12,006*
            5,680,000 Amkor Technology                 78,838*/(S)/
            2,275,000 Celestica Inc.                   74,848*
            2,250,000 Flextronics International        32,265*
            2,858,300 International Rectifier         104,957*/(S)/
            2,490,000 Jabil Circuit                    46,439*
            4,045,000 Rational Software                75,075*
            4,045,000 Solectron Corp.                  33,452*
            2,795,000 Tech Data                       128,011*/++/
                                                  -----------
                                                      585,891
            Total Common Stocks
            (Cost $1,439,047)                       1,842,676
                                                  -----------

              Principal Amount                   Market Value/+/
                                                 (000's omitted)
              Short-Term Investments (2.8%)
              $43,751,245 N&B Securities Lending
                           Quality Fund, LLC       $   43,751
                7,787,010 Neuberger Berman
                           Institutional Cash
                           Fund Trust Class             7,787/@/
                                                   ----------

              Total Short-Term Investments
              (Cost $51,538)                           51,538/#/
                                                   ----------

              Total Investments (102.1%)
              (Cost $1,490,585)                     1,894,214/##/
              Liabilities, less cash,
               receivables and other assets
               [(2.1%)]                               (39,622)
                                                   ----------
              Total Net Assets (100.0%)            $1,854,592
                                                   ----------

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Schedule of Investments Genesis Fund


                            Top Ten Equity Holdings

                               Holding             %
                            1  AptarGroup Inc.   2.9
                            2  Church & Dwight   1.9

                            3  DENTSPLY
                               International     1.8

                            4  Zebra
                               Technologies      1.7

                            5  Alberto-Culver
                               Class A           1.7
                            6  Patterson Dental  1.7
                            7  Mentor Corp.      1.7
                            8  Fair, Isaac & Co. 1.7

                            9  CEC
                               Entertainment     1.6

                           10  Trigon
                               Healthcare        1.5

          Number of Shares                     Market Value/+/
                                               (000's omitted)
          Common Stocks (94.6%)
          Aerospace (0.1%)
            248,750 Ducommun Inc.                $     3,458*
          Automotive (1.4%)
            979,100 Donaldson Co.                     35,394
            568,700 Gentex Corp.                      17,266*
                                                 -----------
                                                      52,660
          Banking & Financial (10.2%)
          1,674,000 Astoria Financial                 49,902
          2,098,400 Banknorth Group                   52,439
          1,254,200 Colonial BancGroup                17,898
          1,205,900 Cullen/Frost Bankers              41,543
            611,400 East West Bancorp                 17,700
            693,400 M&T Bank                          53,045
          1,684,015 New York Community Bancorp        49,409
            557,100 OceanFirst Financial              15,086/++//(S)/
            125,000 Pacific Century Financial          3,165
          1,547,962 Sterling Bancshares               20,572
            392,345 Texas Regional Bancshares         15,490/(S)/
          1,093,800 Webster Financial                 38,349
            299,100 Westamerica Bancorp.              12,302
                                                 -----------
                                                     386,900
          Building, Construction & Furnishing (2.7%)
            515,500 ABM Industries                    16,857
            612,900 EMCOR Group                       32,355*/(S)/
            423,300 Lincoln Electric Holdings         10,993
            760,900 Simpson Manufacturing             41,089*/++/
                                                 -----------
                                                     101,294
          Business Services (1.4%)
          1,006,200 Harte-Hanks                       30,438
            849,600 West Corp.                        23,899*
                                                 -----------
                                                      54,337
          Consumer Cyclicals (1.4%)
          1,407,100 Furniture Brands
                     International                    53,681*
          Consumer Products & Services (5.7%)
          1,446,900 Alberto-Culver Class A            66,080/++/
          2,345,000 Church & Dwight                   72,461/++/
            526,200 Lancaster Colony                  17,601
          1,201,200 Matthews International            29,057
          1,577,800 Ruddick Corp.                     23,872
            475,500 The First Years                    5,635/++/
                                                 -----------
                                                     214,706
          Defense (1.9%)
            567,775 Alliant Techsystems               53,320*/++/
            983,500 ManTech International             17,713*
                                                 -----------
                                                      71,033
          Electronics (0.3%)
            370,200 Benchmark Electronics              9,773*/(S)/

            Number of Shares                    Market Value/+/
                                                (000's omitted)
            Energy (3.0%)
              519,500 Apache Corp.                $    27,404
              717,300 Cabot Oil & Gas                  14,418
              798,290 Swift Energy                     14,401*
              909,500 Unit Corp.                       12,697*
            2,372,950 XTO Energy                       44,706
                                                  -----------
                                                      113,626
            Financial Services (0.4%)
              556,700 Van der Moolen Holding           15,365*
            Financial Technology (1.7%)
            1,028,250 Fair, Isaac & Co.                63,083/++/
            Health Care (14.5%)
              529,100 Andrx Group                      17,698*
              536,600 C. R. Bard                       29,191
              594,600 Datascope Corp.                  17,350/(S)/
            2,033,100 DENTSPLY International           67,438
              309,600 Diagnostic Products              11,099
            1,586,100 Haemonetics Corp.                47,710*/++/
            1,202,800 Henry Schein                     51,732*
            1,411,900 IDEXX Laboratories               36,822*
              420,000 Kindred Healthcare               16,796*/(S)/
            1,967,000 Mentor Corp.                     64,911/++/
              321,500 MIM Corp.                         4,749*/(S)/
            1,603,600 Patterson Dental                 65,058*
              818,200 Renal Care Group                 25,119*
              450,000 Respironics, Inc.                13,230*
              819,800 Trigon Healthcare                58,780*
              543,800 Universal Health Services
                      Class B                          20,931*
                                                  -----------
                                                      548,614
            Industrial & Commercial Products (8.6%)
              909,700 Brady Corp.                      33,659
            1,033,100 Crane Co.                        25,239
              882,600 Dal-Tile International           21,888*
            1,013,700 Dionex Corp.                     24,329*
              949,600 IDEX Corp.                       33,996
            1,523,600 Kaydon Corp.                     38,059/++/
              435,000 Mohawk Industries                27,375*/(S)/
              674,300 Mueller Industries               21,631*
              933,800 Roper Industries                 43,655
            2,829,200 Wallace Computer Services        52,849/++/
              338,350 Woodhead Industries               5,194
                                                  -----------
                                                      327,874
            Insurance (7.0%)
            1,449,600 Annuity and Life Re              24,034/++/
            1,127,500 Aon Corp.                        39,045
            1,058,600 Brown & Brown                    37,019
              677,900 Erie Indemnity                   26,628
              370,646 FBL Financial Group               6,653
            1,300,300 HCC Insurance Holdings           36,642

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund cont'd


            Number of Shares                    Market Value/+/
                                                (000's omitted)
              786,500 PartnerRe Ltd.              $    44,516
              891,500 Scottish Annuity & Life
                       Holdings                        14,175/++/
              647,500 W.R. Berkley                     35,289
               50,000 Willis Group Holdings             1,350*
                                                  -----------
                                                      265,351
            Intermediates (0.5%)
              983,700 Delta & Pine Land                18,631
            Lodging (0.1%)
              441,700 Prime Hospitality                 5,172*
            Machinery & Equipment (0.2%)
              415,620 Gardner Denver Machinery          8,234*
            Office Equipment (1.2%)
            1,202,800 United Stationers                47,210*
            Oil Services (6.2%)
              938,000 Cal Dive International           21,501*
            1,485,800 Global Industries                13,223*
              500,000 Helmerich & Payne                16,870
              702,400 Nabors Industries                24,914*
            2,012,277 National-Oilwell                 42,077*
              803,400 Oceaneering International        21,893*
              776,600 Offshore Logistics               12,876*
              500,000 Oil States International          4,650*
              636,200 Patterson-UTI Energy             15,568*
              842,300 Pride Cos.                       10,849*
              560,000 Smith International              36,204*
              932,700 Varco International              14,923*
                                                  -----------
                                                      235,548
            Packing & Containers (2.9%)
            3,184,000 AptarGroup Inc.                 110,166/++/
            Publishing & Broadcasting (3.1%)
            1,041,400 Mediacom
                       Communications                  16,288*/(S)/
              207,900 Meredith Corp.                    8,204
            1,600,700 R.H. Donnelley                   46,084*/++/
            1,203,200 Valassis
                       Communications                  46,275*
                                                  -----------
                                                      116,851
            Restaurants (5.6%)
            1,270,700 AFC Enterprises                  40,561*
              968,275 Brinker International            33,251*
            1,228,200 CEC Entertainment                59,076*
              769,100 IHOP Corp.                       23,996*
              935,900 Outback Steakhouse               33,374*
            1,176,100 Ruby Tuesday                     23,757
                                                  -----------
                                                      214,015
            Retailing (3.7%)
            1,485,900 Claire's Stores                  28,173
            1,008,500 Linens 'n Things                 28,853*

             Number of Shares                    Market Value/+/
                                                 (000's omitted)
                   903,800 Michaels Stores         $   26,933*
                   737,700 Payless ShoeSource          43,849*
                   303,400 Whole Foods Market          13,486*
                                                   ----------
                                                      141,294
             Technology (7.6%)
                   832,800 Black Box                   39,142*/(S)/
                   272,000 CACI International           9,234*
                 2,330,700 CIBER, Inc.                 20,091*
                   826,400 Davox Corp.                  7,140*/++/
                 2,647,400 Electronics
                            for Imaging                51,359*
                 1,605,000 InterVoice-Brite             8,089*
                 1,582,100 Keane, Inc.                 25,314*
                   630,500 MICROS Systems              14,205*
                 1,659,900 United Defense
                            Industries                 45,481*/(S)/
                 1,287,800 Zebra Technologies          66,309*/++/
                                                   ----------
                                                      286,364
             Technology-Semiconductor (3.2%)
                 1,363,600 Actel Corp.                 24,449*/++/
                   367,500 Advanced Energy
                            Industries                  9,224*/(S)/
                   966,000 Cognex Corp.                22,324*
                   392,300 Electro Scientific
                            Industries                 12,538*
                 1,062,100 Lattice Semiconductor       18,247*
                   648,600 Novellus Systems            27,624*
                   474,500 RadiSys Corp.                8,266*
                                                   ----------
                                                      122,672
             Total Common Stocks
             (Cost $ 2,795,405)                     3,587,912
                                                   ----------

             Principal Amount

             Short-Term Investments (7.7%)
             $  93,133,721 N&B Securities
                            Lending Quality
                            Fund, LLC                  93,134
              199,211,380  Neuberger Berman
                            Institutional Cash
                            Fund Trust Class          199,211/@/
                                                   ----------

             Total Short-Term Investments
             (Cost $292,345)                          292,345/#/
                                                   ----------

             Total Investments (102.3%)
             (Cost $3,087,750)                      3,880,257/##/
             Liabilities, less cash, receivables
              and other assets [(2.3%)]               (86,734)
                                                   ----------
             Total Net Assets (100.0%)             $3,793,523
                                                   ----------

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Schedule of Investments Guardian Fund


                            Top Ten Equity Holdings

                                Holding            %
                             1  Exxon Mobil      2.9
                             2  Wells Fargo      2.8
                             3  Bank of America  2.2
                             4  ChevronTexaco
                                Corp.            2.2
                             5  Wellpoint Health
                                Networks         2.1
                             6  Masco Corp.      2.0
                             7  News Corp. ADR   2.0
                             8  Sabre Holdings   2.0
                             9  Philip Morris    1.9
                            10  Citigroup Inc.   1.9

             Number of Shares                  Market Value/+/
                                               (000's omitted)
             Common Stocks (93.2%)
             Basic Materials (4.8%)
               871,000 Alcoa Inc.                $    32,724
               531,500 Dow Chemical                   16,625
               794,100 MeadWestvaco Corp.             27,587/(S)/
               568,700 Weyerhaeuser Co.               35,157
                                                 -----------
                                                     112,093
             Capital Goods (1.8%)
               665,700 Burlington Northern
                        Santa Fe                      19,319
               376,470 Emerson Electric               21,681
                                                 -----------
                                                      41,000
             Communication Services (6.1%)
             2,408,900 AT&T Corp.                     37,434/(S)/
             1,177,900 SBC Communications             44,572
               932,600 Verizon Communications         43,646
             2,278,800 WorldCom, Inc.                 17,136
                                                 -----------
                                                     142,788
             Consumer Cyclicals (10.9%)
               243,900 Boeing Co.                     11,210
             1,055,600 Carnival Corp.                 28,807/(S)/
               273,863 Costco Wholesale               11,300*
               927,200 Dover Corp.                    36,689
               947,400 EchoStar Communications        24,746*/(S)/
               615,500 Federated Department
                        Stores                        25,796*
             1,063,000 Gap Inc.                       12,724
             1,643,000 Masco Corp.                    46,119
             1,036,800 Sabre Holdings                 45,629*
               532,000 Walt Disney                    12,236
                                                 -----------
                                                     255,256
             Consumer Staples (5.4%)
               210,376 Clear Channel
                        Communications                 9,808*
               574,200 Gillette Co.                   19,632
               441,619 Kimberly-Clark                 27,645
             1,081,200 Kroger Co.                     23,949*
               860,200 Philip Morris                  45,298
                                                 -----------
                                                     126,332
             Energy (11.2%)
               465,900 Amerada Hess                   32,273
               688,700 Burlington Resources           25,881
               597,000 ChevronTexaco Corp.            50,411
               464,700 Cooper Cameron                 20,865*
             1,286,800 Dynegy Inc.                    32,904/(S)/
             1,644,992 Exxon Mobil                    67,938
               615,650 Royal Dutch Petroleum--
                        NY Shares                     31,626
                                                 -----------
                                                     261,898

          Number of Shares                         Market Value/+/
                                                   (000's omitted)
          Financial Services (15.8%)
            819,560 Bank of America                 $     52,411
            990,064 Citigroup Inc.                        44,800
            257,900 Fannie Mae                            20,181
            597,300 Freddie Mac                           38,072
            678,400 J.P. Morgan Chase                     19,843
            557,300 Lehman Brothers Holdings              31,487
            660,500 Merrill Lynch                         31,671
            310,100 USA Education                         28,762
          1,050,200 Wachovia Corp.                        34,898/(S)/
          1,416,500 Wells Fargo                           66,434/(S)/
                                                    ------------
                                                         368,559
          Health Care (12.2%)
            628,000 Abbott Laboratories                   35,513
            937,500 Becton, Dickinson & Co.               34,397
            697,090 Bristol-Myers Squibb                  32,763
            448,300 Merck & Co.                           27,494/(S)/
            951,150 Pharmacia Corp.                       39,045
            747,895 Schering-Plough                       25,795
            404,300 Wellpoint Health Networks             49,171*/(S)/
            623,000 Wyeth                                 39,592
                                                    ------------
                                                         283,770
          Insurance (9.7%)
            580,015 Ambac Financial Group                 35,990
            243,200 American International Group          17,988
            437,400 Chubb Corp.                      32,866/(S)/
            367,200 CIGNA Corp.                           32,938
            611,000 MBIA, Inc.                            35,713
          1,337,000 MetLife, Inc.                         42,624/(S)/
            417,100 MGIC Investment                       27,996
                                                    ------------
                                                         226,115
          Real Estate/REIT (1.8%)
          1,490,800 Equity Office Properties Trust        42,786
          Technology (12.1%)
            368,400 Adobe Systems                         13,402
          2,971,400 Agere Systems                         11,885*
            905,700 Agilent Technologies                  28,212*/(S)/
          1,616,300 Cadence Design Systems                34,185*
          2,904,600 Corning Inc.                          19,548/(S)/
            193,900 First Data                            15,807
            477,800 Intel Corp.                           13,641
            693,700 Lexmark International Group           34,484*
          4,015,400 Lucent Technologies                   22,446/(S)/
            506,800 Microsoft Corp.                       29,567*
          1,633,856 Sanmina-SCI Corp.                     16,584*
          2,606,500 Solectron Corp.                       21,556*/(S)/
          2,565,100 Sun Microsystems                      21,829*
                                                    ------------
                                                         283,146

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund cont'd



             Number of Shares                    Market Value/+/
                                                 (000's omitted)
             Utilities (1.4%)
                  611,300 El Paso Corp.            $    23,889
                  485,100 Williams Cos.                  7,495/(S)/
                                                   -----------
                                                        31,384
             Total Common Stocks
             (Cost $2,016,919)                       2,175,127
                                                   -----------
             Preferred Stocks (1.9%)
                2,106,500 News Corp. ADR
                          (Cost $59,368)                45,795
                                                   -----------
             Convertible Preferred Stocks (1.2%)
                  160,300 Ford Motor Co.
                          Capital Trust II               8,469*
                  997,200 Williams Cos.                 18,897*
                                                   -----------

             Total Convertible Preferred Stocks
             (Cost $33,017)                             27,366
                                                   -----------

             Principal Amount
             Short-Term Investments (12.4%)
             $176,605,514 N&B Securities Lending
                          Quality Fund, LLC            176,606
              112,650,037 Neuberger Berman
                          Institutional Cash
                          Fund Trust Class             112,650/@/
                                                   -----------
             Total Short-Term Investments
             (Cost $289,256)                           289,256/#/
                                                   -----------

             Total Investments (108.7%)
             (Cost $2,398,560)                       2,537,544/##/
             Liabilities, less cash,
              receivables and other assets
              [(8.7%)]                                (203,334)
                                                   -----------
             Total Net Assets (100.0%)             $ 2,334,210
                                                   -----------

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Schedule of Investments International Fund




       Top Ten Equity Holdings

       Holding                     Country        Industry             %
        1 Diageo PLC               United Kingdom Beverages           4.0
        2 ENI SpA                  Italy          Energy              2.8
        3 Lloyds TSB Group         United Kingdom Banking             2.4
        4 TotalFinaElf SA ADR      France         Energy              2.3
        5 Banco Popular Espanol    Spain          Banking             2.1
        6 CNP Assurances           France         Insurance           2.1
        7 Petro-Canada             Canada         Energy              2.0
        8 BP PLC                   United Kingdom Energy              2.0
        9 Gjensidige NOR Sparebank Norway         Banking             1.9
       10 Anglo Irish Bank         Ireland        Banking & Financial 1.9
                                                                      1.9

   Number of Shares                                      Market Value/+/
                                                        (000's omitted)
   Common Stocks (89.8%)
   Australia (4.0%)
   125,342 Australia & New Zealand
             Banking Group                                     $  1,195
   226,530 Baycorp Advantage                                        638
    54,632 National Australia Bank                                1,011
   213,216 Ramsey Health Care                                       524
                                                               --------
                                                                  3,368
   Canada (3.8%)
    73,170 Petro-Canada                                           1,720
    44,825 Suncor Energy                                          1,495/(S)/
                                                               --------
                                                                  3,215
   Denmark (1.5%)
     4,130 Group 4 Falck                                            440
    22,150 Novo Nordisk, B Shares                                   861
                                                               --------
                                                                  1,301
   Finland (1.9%)
    34,010 Nokia Oyj ADR                                            706
    38,325 Vaisala Oyj, A Shares                                    878
                                                               --------
                                                                  1,584
   France (7.5%)
    56,945 CNP Assurances                                         1,743
    72,860 Pinguely-Haulotte                                        631

  Number of Shares                                        Market Value/+/
                                                         (000's omitted)
      4,620 Publicis Groupe                                       $  122
     25,151 Sodexho Alliance                                         997
     16,461 Technip-Coflexip SA ADR                                  521*/(S)/
     26,070 TotalFinaElf SA ADR                                    1,918
     13,740 Vivendi Environnement                                    434
                                                                  ------
                                                                   6,366
  Germany (3.7%)
      7,100 AMB Aachener & Muenchener Beteiligungs                   711
     20,050 AWD Holding                                              434
     89,200 Techem AG                                              1,389*
     22,231 Wedeco AG Water Technology                               617*
                                                                  ------
                                                                   3,151
  Hong Kong (3.3%)
     50,710 China Mobile (Hong Kong) ADR                             731*/(S)/
  2,400,000 Denway Motors                                            616
    122,400 Kowloon Motor Bus Holdings                               516
  1,638,000 Texwinca Holdings                                        940
                                                                  ------
                                                                   2,803
  Ireland (6.3%)
    107,235 Allied Irish Banks                                     1,198
    370,508 Anglo Irish Bank                                       1,572
     80,745 Bank of Ireland                                          794
    209,400 Grafton Group                                            703

See Notes to Schedule of Investments

Schedule of Investments International Fund cont'd



      Number of Shares                                      Market Value/+
                                                           (000's omitted)

       43,000 Irish Life & Permanent                           $  477
      242,300 Kingspan Group                                      556
                                                               ------
                                                                5,300
      Italy (3.8%)
      170,050 ENI SpA                                           2,332
       90,000 TIM SpA                                             424
      121,750 UniCredito Italiano                                 475
                                                               ------
                                                                3,231
      Japan (9.1%)
       14,000 ADERANS Co.                                         423
       11,700 Aiful Corp.                                         583
       17,900 Capcom Co.                                          403
       46,000 Dainippon Pharmaceutical                            438
      115,000 Konica Corp.                                        684
       40,000 Nippon Electric Glass                               313
           82 NTT Corp.                                           261
           39 NTT DoCoMo                                          405
       53,000 Olympus Optical                                     702
        7,400 Promise Co.                                         312
       15,600 Sammy Corp.                                         451
       20,700 Sanix Inc.                                          358
       12,800 Sony Corp.                                          581
       33,000 Takeda Chemical Industries                        1,337
       13,600 USS Co.                                             430
                                                               ------
                                                                7,681
      Korea (2.5%)
       27,600 Humax Co.                                         1,067
        6,010 Pacific Corp.                                       611
       59,600 Wooyoung Co.                                        424*
                                                               ------
                                                                2,102
      Mexico (0.6%)
       21,915 Cemex SA de CV ADR                                  535/(S)/

      Netherlands (4.9%)
       28,320 Heineken NV                                       1,155
       37,975 ING Groep                                           904
       16,305 Koninklijke Ahold                                   376
       14,680 Koninklijke Numico                                  327
       18,020 Royal Dutch Petroleum-- NY Shares                   926
       44,855 Vedior NV                                           505
                                                               ------
                                                                4,193
      Norway (3.7%)
       58,715 Bergesen d.y. ASA, A Shares                       1,093
       44,250 Frontline Ltd.                                      484
       48,860 Gjensidige NOR Sparebank                          1,584
                                                               ------
                                                                3,161

     Number of Shares                                      Market Value/+/
                                                          (000's omitted)
     Singapore (0.5%)
     164,000 Elec & Eltek International                       $   436

     Spain (9.5%)
      96,940 Banco Bilbao Vizcaya Argentaria                    1,120
      51,395 Banco Popular Espanol                              1,816
     132,585 Banco Santander Central Hispano                    1,058
      51,150 Centros Comerciales Carrefour                        642
      39,515 Grupo Dragados                                       491
      63,670 Grupo Ferrovial                                    1,353
      44,449 Telefonica SA ADR                                  1,560/(S)/
                                                              -------
                                                                8,040
     Sweden (1.9%)
      24,320 Munters AB                                           493
      25,450 Perbio Science                                       459*
      47,800 Svenska Handelsbanken, A Shares                      648
                                                              -------
                                                                1,600
     Switzerland (1.8%)
       7,425 Kaba Holding, B Shares                             1,505
     United Kingdom (19.5%)
      54,660 Amersham PLC                                         553
     128,984 BAA PLC                                            1,164
     203,100 BP PLC                                             1,672
      97,655 Brambles Industries                                  424*
      89,685 British Sky Broadcasting Group                       910*
     242,473 Diageo PLC                                         2,879
      11,335 Diageo PLC ADR                                       547/(S)/
      35,279 GlaxoSmithKline PLC                                  860
     308,145 Hays PLC                                             860
     214,537 Lloyds TSB Group                                   2,062
      42,350 Pearson PLC                                          467
      60,444 Prudential PLC                                       561
     459,810 RPS Group                                            942
     149,451 Smith & Nephew                                       900
     133,855 Tesco PLC                                            477
     675,761 Vodafone Group                                     1,278
                                                              -------
                                                               16,556
     Total Common Stocks
     (Cost $77,850)                                             76,128
                                                              -------
     Preferred Stocks (1.3%)
      13,740 Fresenius Medical Care, Germany                      538
      69,725 ProSieben Media, Germany                             532
                                                              -------

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Schedule of Investments International Fund cont'd


    Number of Shares                                         Market Value/+
                                                            (000's omitted)
    Total Preferred Stocks
    (Cost $2,328)                                                $1,070
                                                                ------
    Warrants (0.0%)
        13,740 Vivendi Environnement
               (Cost $0)                                             5
                                                                ------

    Principal Amount
    Short-Term Investments (12.6%)
    $5,177,594 N&B Securities Lending Quality Fund, LLC          5,178

    Principal Amount                                         Market Value/+
                                                            (000's omitted)
    $5,498,283 Neuberger Berman Institutional Cash Fund
                Trust Class                                     $ 5,498/@/
                                                                -------
    Total Short-Term Investments
    (Cost $10,676)                                                10,676/#/
                                                                -------
    Total Investments (103.7%)
    (Cost $90,854)                                                87,879/##
    Liabilities, less cash, receivables
    and other assets [(3.7%)]                                     (3,161)
                                                                -------
    Total Net Assets (100.0%)                                    $84,718
                                                                -------

Summary Schedule of Investments by Industry International Fund


                                        Market Value/+/ Percentage of
           Industry                     (000's omitted)  Net Assets
           --------                     --------------- -------------
           Energy                           $10,583         12.5%
           Banking                           10,497         12.4%
           Other Assets--Net                  7,515          8.9%
           Capital Goods                      5,726          6.8%
           Commercial Services                4,657          5.5%
           Beverages                          4,581          5.4%
           Banking & Financial                4,512          5.3%
           Health Products & Services         3,676          4.3%
           Telecommunications                 3,620          4.3%
           Pharmaceutical                     3,496          4.1%
           Utilities                          3,387          4.0%
           Transportation                     3,258          3.9%
           Insurance                          3,015          3.6%
           Finance                            2,233          2.6%
           Retailing                          2,199          2.6%
           Telecommunications--Wireless       2,106          2.5%
           Technology--Hardware               1,567          1.8%
           Automotive                         1,513          1.8%
           Media                              1,443          1.7%
           Consumer Durables                  1,265          1.5%
           Consumer Products & Services       1,034          1.2%
           Restaurants                          997          1.2%
           Basic Materials                      535          0.6%
           Manufacturing                        451          0.5%
           Technology--Software                 403          0.5%
           Consumer Staples                     327          0.4%
           Advertising                          122          0.1%
                                            -------        ------
           Total Net Assets                 $84,718        100.0%
                                            -------        ------

See Notes to Schedule of Investments

Schedule of Investments Manhattan Fund


                            Top Ten Equity Holdings

                                Holding            %

                             1  IDEC
                                Pharmaceuticals  2.8

                             2  Westwood One     2.7

                             3  Quest
                                Diagnostics      2.4

                             4  Intersil Corp.   2.4

                             5  Express Scripts  2.1

                             6  International
                                Game
                                Technology       2.1

                             7  Best Buy         2.1

                             8  Laboratory Corp.
                                of America
                                Holdings         2.0

                             9  SunGard Data
                                Systems          2.0

                            10  Talisman Energy  1.9


            Number of Shares                     Market Value/+/
                                                    (000's omitted)
            Common Stocks (99.4%)
            Biotechnology (7.3%)
            109,200 Cephalon, Inc.                  $   6,366*/(S)/
            171,800 Genzyme Corp.                       7,625*
            193,300 IDEC Pharmaceuticals               12,143*
             27,800 InterMune Inc.                      1,009*/(S)/
            248,500 Millennium Pharmaceuticals          4,667*/(S)/
                                                    ---------
                                                       31,810

            Business Services--IT Business
            Services (6.7%)
             89,200 Affiliated Computer Services        4,363*
            123,550 Apollo Group                        5,998*
            202,100 Concord EFS                         6,069*/(S)/
            108,400 SEI Investments                     4,304
            277,300 SunGard Data Systems                8,560*
                                                    ---------
                                                       29,294
            Capital Equipment (0.6%)
             38,800 American Standard                   2,534*
            Communications Equipment (3.4%)
            133,100 Harris Corp.                        4,559
             62,700 L-3 Communications
                     Holdings                           6,888*/(S)/
            146,600 Scientific-Atlanta                  3,279
                                                    ---------
                                                       14,726
            Computer Related (1.1%)
            150,400 Brocade Communications
                     Systems                            3,304*
            522,700 Palm, Inc.                          1,579*
                                                    ---------
                                                        4,883
            Computers & Systems (0.4%)
            105,900 McDATA Corp.                        1,669*

            Consumer Cyclical--Leisure &
            Consumer Services (4.1%)
            136,600 International Game
                     Technology                         9,223*
             65,000 MGM Mirage                          2,236*
            127,300 Stanley Works                       6,420
                                                    ---------
                                                       17,879
            Diagnostic Equipment (0.6%)
            118,100 Cytyc Corp.                         2,771*/(S)/
            Electrical Equipment (1.2%)
            166,400 Broadcom Corp.                      5,100*
            Energy (6.9%)
            111,000 EOG Resources                       3,906/(S)/
            298,400 Rowan Cos.                          5,565*
            214,400 Talisman Energy                     8,124

             Number of Shares                    Market Value/+/
                                                    (000's omitted)
             166,900 Weatherford International      $   7,694*
             244,550 XTO Energy                         4,607
                                                    ---------
                                                       29,896
             Finance (5.3%)
              81,500 Affiliated Managers Group          5,430*
             101,700 Investment Technology Group        4,721*
              96,500 Legg Mason                         5,059
             178,200 National Commerce Financial        4,696
             111,600 Waddell & Reed Financial           3,438
                                                    ---------
                                                       23,344
             Financial Services (0.7%)
             373,800 E*TRADE Group                      3,028*/(S)/
             Food & Beverage (1.5%)
             264,300 Pepsi Bottling Group               6,568
             Hardware (0.8%)
             204,900 Network Appliance                  3,276*/(S)/
             Health Care (16.3%)
              42,500 AmerisourceBergen Corp.            2,877
             101,400 Caremark Rx                        1,769*
             179,300 Express Scripts                    9,282*
              73,500 Forest Laboratories                5,845*/(S)/
             101,000 Gilead Sciences                    7,116*
             183,100 Guidant Corp.                      7,599*/(S)/
             146,100 HEALTHSOUTH Corp.                  1,740*
             215,200 King Pharmaceuticals               6,684*
             107,200 Laboratory Corp. of America
                      Holdings                          8,735*/(S)/
              28,800 OSI Pharmaceuticals                1,096*
             149,300 Quest Diagnostics                 10,587*
              45,900 Universal Health Services
                      Class B                           1,767*
             172,500 Zimmer Holdings                    6,169*
                                                    ---------
                                                       71,266
             Insurance (0.9%)
              40,200 XL Capital                         3,829
             Internet (4.8%)
              36,000 Internet Security Systems            853*/(S)/
             158,500 Intuit Inc.                        6,006*
             229,700 KPMG Consulting                    4,027*
              79,200 Symantec Corp.                     2,856*/(S)/
             117,000 VeriSign, Inc.                     2,776*/(S)/
             314,600 Yahoo! Inc.                        4,549*/(S)/
                                                    ---------
                                                       21,067
             Media (4.6%)
             334,900 Charter Communications             3,483*/(S)/
             116,300 Univision Communications           4,796*
             326,200 Westwood One                      11,668*
                                                    ---------
                                                       19,947

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Schedule of Investments Manhattan Fund cont'd


            Number of Shares                     Market Value/+/
                                                    (000's omitted)
            Retail (12.5%)
            229,200 Abercrombie & Fitch            $    6,106*
            145,400 American Eagle Outfitters           3,631*
            203,500 Bed Bath & Beyond                   6,797*
            136,300 Best Buy                            9,187*
            116,900 BJ's Wholesale Club                 4,810*
             58,900 CDW Computer Centers                3,110*
             33,900 Circuit City Stores-CarMax
                     Group                                906*
             44,900 Coach, Inc.                         2,239*
             75,300 Krispy Kreme Doughnuts              2,784*/(S)/
             17,800 Mohawk Industries                   1,120*
            165,600 Talbots, Inc.                       6,642
            142,700 Tiffany & Co.                       4,682
             69,200 TJX Cos.                            2,686
                                                   ----------
                                                       54,700
            Semiconductors (8.5%)
            115,300 AVX Corp.                           2,083
            263,700 Integrated Device Technology        6,743*
            379,700 Intersil Corp.                     10,396*/(S)/
            113,600 KLA-Tencor                          6,579*/(S)/
            159,300 Microchip Technology                5,445*
            162,400 Xilinx Inc.                         5,833*
                                                   ----------
                                                       37,079
            Software (6.1%)
            160,300 Adobe Systems                       5,832
            138,100 BMC Software                        2,217*
             80,200 Electronic Arts                     4,316*
            124,000 Emulex Corp.                        4,025*
            140,700 Mercury Interactive                 4,767*
             96,600 Network Associates                  2,291*/(S)/
             88,900 VERITAS Software                    3,155*
                                                   ----------
                                                       26,603
            Systems & Components (1.1%)
            345,300 Flextronics International           4,952*
            Technology (3.0%)
            345,900 Cadence Design Systems              7,316*
            115,500 NVIDIA Corp.                        5,891*/(S)/
                                                   ----------
                                                       13,207
            Transportation (1.0%)
            211,300 Southwest Airlines                  4,461

            Total Common Stocks
            (Cost $416,338)                           433,889
                                                   ----------

               Principal Amount                   Market Value/+/
                                                  (000's omitted)
               Short-Term Investments (19.9%)
               $78,205,701 N&B Securities Lending
                            Quality Fund, LLC        $ 78,206
                 8,468,019 Neuberger Berman
                            Institutional Cash
                            Fund Trust Class            8,468/@/
                                                     --------

               Total Short-Term Investments
               (Cost $86,674)                          86,674/#/
                                                     --------

               Total Investments (119.3%)
               (Cost $503,012)                        520,563/##/
               Liabilities, less cash,
                receivables and other assets
                [(19.3%)]                             (84,142)
                                                     --------
               Total Net Assets (100.0%)             $436,421
                                                     --------

See Notes to Schedule of Investments

Schedule of Investments Millennium Fund


                            Top Ten Equity Holdings

                                Holding           %

                             1  Artisan
                                Components      3.8

                             2  MemberWorks
                                Inc.            3.2

                             3  Alliance Data
                                Systems         3.1

                             4  Crown Media
                                Holdings        2.3

                             5  Coinstar, Inc.  2.2

                             6  DIANON
                                Systems         2.2

                             7  Charlotte Russe
                                Holding         2.2

                             8  Boston Private
                                Financial
                                Holdings        1.9

                             9  American
                                Medical Systems
                                Holdings        1.9

                            10  HCC Insurance
                                Holdings        1.9

            Number of Shares                     Market Value/+/
                                                 (000's omitted)
            Common Stocks (100.7%)
            Biotechnology (0.7%)
             30,600 CryoLife, Inc.                  $     765*
            Business Services (17.4%)
             54,700 Alliance Gaming                     1,769*
            133,700 AnswerThink Consulting Group          655*
             68,500 Cal Dive International              1,570*
             78,300 Coinstar, Inc.                      2,333*
            207,100 Crown Media Holdings                2,413*
             23,200 Education Management                  918*
            207,900 MemberWorks Inc.                    3,329*/(S)/
             55,800 National-Oilwell                    1,167*
            136,000 Princeton Review                    1,135*
             59,300 RMH Teleservices                      948*/(S)/
            122,000 Scientific Games Class A            1,152*
             46,500 Tripos, Inc.                        1,014*
                                                    ---------
                                                       18,403
            Commercial Services (1.9%)
             78,400 Clark/Bardes                        1,994*
            Computers & Systems (2.0%)
            209,100 Handspring, Inc.                      955*/(S)/
             25,300 Kronos Inc.                         1,133*
                                                    ---------
                                                        2,088
            Consumer Cyclical--Consumer Media (1.7%)
            107,800 Oakley, Inc.                        1,744*
            Energy (1.2%)
            182,300 Power-One                           1,282*
            Entertainment (3.0%)
             63,600 Alloy, Inc.                           964*
             80,000 Magna Entertainment                   702*
             83,000 Shuffle Master                      1,548*
                                                    ---------
                                                        3,214
            Financial Services (11.5%)
             10,300 Affiliated Managers Group             686*
            155,600 Alliance Data Systems               3,299*
             21,200 Arthur J. Gallagher                   739
             89,700 Boston Private Financial
                     Holdings                           2,053
             18,200 Commerce Bancorp                      757
             92,300 Euronet Worldwide                   1,674*/(S)/
             71,600 HCC Insurance Holdings              2,018
             19,950 Investment Technology Group           926*
                                                    ---------
                                                       12,152
            Health Care (13.0%)
             28,000 Accredo Health                      1,446*
             63,800 Cell Therapeutics                   1,410*/(S)/
             29,800 Cephalon, Inc.                      1,737*
             23,700 Charles River Laboratories
                     International                        703*

            Number of Shares                      Market Value/+/
                                                  (000's omitted)
             50,500 CV Therapeutics                  $   1,952*/(S)/
             37,400 DIANON Systems                       2,313*
             36,300 OSI Pharmaceuticals                  1,381*
             58,800 Province Healthcare                  1,654*
             89,100 Select Medical                       1,128*
                                                     ---------
                                                        13,724
            Health Products & Services (8.2%)
             98,200 American Medical Systems
                     Holdings                            2,047*
             30,300 AMN Healthcare Services                795*/(S)/
            129,500 Endocare, Inc.                       1,953*/(S)/
             95,700 Impax Laboratories                     979*/(S)/
             36,600 Integra LifeSciences Holdings        1,028*
             38,700 Med-Design                             544*/(S)/
             86,000 Wright Medical Group                 1,326*
                                                     ---------
                                                         8,672
            Internet (1.0%)
            191,600 Viewpoint Corp.                      1,058*/(S)/
            Manufacturing (1.0%)
             36,500 Applied Films                        1,052*
            Oil & Gas (1.1%)
             48,400 Patterson-UTI Energy                 1,184*
            Retail (10.4%)
             95,000 Charlotte Russe Holding              2,304*/(S)/
            277,000 dELiA*s Corp.                        1,958*
             24,300 GameStop Corp.                         464*
             49,800 Hot Topic                            1,157*/(S)/
             56,800 Insight Enterprises                  1,212*
             79,300 J. Jill Group                        1,836*
             35,300 Too Inc.                             1,093*
             50,200 Tuesday Morning                        966*
                                                     ---------
                                                        10,990
            Software (6.9%)
             59,650 Activision, Inc.                     1,703*
             93,300 Borland Software                     1,281*
            136,100 OPNET Technologies                   1,198*
             89,400 PLATO Learning                       1,606*
            117,000 Witness Systems                      1,523*
                                                     ---------
                                                         7,311
            Technology (4.0%)
             66,800 Concurrent Computer                    669*
            342,100 Lantronix, Inc.                        752*
             75,300 Precise Software
                     Solutions                           1,593*
             53,670 TALX Corp.                           1,196
                                                     ---------
                                                         4,210
            Technology--Hardware (1.0%)
             95,500 Microtune, Inc.                      1,090*/(S)/

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Schedule of Investments Millennium Fund cont'd


             Number of Shares                   Market Value/+/
                                                (000's omitted)
             Technology--Semiconductor (10.1%)
                 303,900 Artisan Components        $   4,054*
                  92,700 ESS Technology                1,932
                  36,600 Integrated Device
                          Technology                     936*
                  41,500 Intersil Corp.                1,136*
                  59,000 LTX Corp.                     1,274*
                  92,700 Oak Technology                1,303*
                                                   ---------
                                                      10,635
             Technology--Software (0.7%)
                  51,500 IONA Technologies ADR           718*/(S)/
             Telecommunications (1.4%)
                  36,700 AirGate PCS                     337*
                  54,300 Intrado Inc.                    774*
                 203,300 UbiquiTel Inc.                  311*/(S)/
                                                   ---------
                                                       1,422
             Tobacco (1.7%)
                  64,095 Vector Group                  1,784/(S)/
             Transportation (0.8%)
                  74,600 RailAmerica, Inc.               825*

             Total Common Stocks
             (Cost $106,855)                         106,317
                                                   ---------

             Principal Amount
             Short-Term Investments (20.4%)
             $21,543,286 N&B Securities Lending
                          Quality Fund, LLC
                          (Cost $21,543)              21,543/#/
                                                   ---------

             Total Investments (121.1%)
             (Cost $ 128,398)                        127,860/##/
             Liabilities, less cash,
              receivables and other assets
              [(21.1%)]                              (22,236)
                                                   ---------
             Total Net Assets (100.0%)             $ 105,624
                                                   ---------

See Notes to Schedule of Investments

Schedule of Investments Partners Fund


                            Top Ten Equity Holdings

                                 Holding          %
                              1  CIGNA Corp.    3.6

                              2  Computer       3.2
                                 Sciences
                              3  Masco Corp.    2.9
                              4  Carnival Corp. 2.6
                              5  Sabre Holdings 2.5

                              6  Berkshire      2.5
                                 Hathaway
                                 Class B
                              7  XL Capital     2.5
                              8  IBM            2.4

                              9  Scientific-    2.2
                                 Atlanta
                             10  Citigroup Inc. 2.2

            Number of Shares                    Market Value/+/
                                                (000's omitted)
            Common Stocks (99.8%)
            Advertising (1.2%)
              915,700 Interpublic Group of
                       Companies                  $    24,907
            Auto Related (1.9%)
              929,400 Navistar International           39,518
            Banking & Financial (1.7%)
              688,300 Capital One Financial            33,912
            Basic Materials (2.8%)
            1,005,600 Alcoa Inc.                       37,780
              284,300 Monsanto Co.                 8,802/(S)/
              179,300 Praxair, Inc.                    10,382
                                                  -----------
                                                       56,964
            Building, Construction & Furnishing (1.4%)
              307,500 Centex Corp.                     17,970
              266,200 D.R. Horton                      10,622/(S)/
                                                  -----------
                                                       28,592
            Building Materials (0.8%)
              296,700 Lennar Corp.                     16,381
            Business Services (1.4%)
              927,100 CSG Systems International        28,907*
            Capital Goods (2.9%)
              541,300 Parker-Hannifin                  26,967
              261,000 SPX Corp.                        33,019*/(S)/
                                                  -----------
                                                       59,986
            Communication Services (2.2%)
            2,038,300 Scientific-Atlanta               45,597
            Consumer Cyclicals (14.5%)
              170,900 Best Buy                         11,519*/(S)/
              687,400 Black & Decker                   33,339
            1,932,300 Carnival Corp.                   52,732
              815,800 Costco Wholesale                 33,660*
            2,112,400 Masco Corp.                      59,295
              931,000 RadioShack Corp.                 25,547
            1,167,500 Sabre Holdings                   51,382*
              811,900 Starwood Hotels & Resorts
                       Worldwide                       29,228
                                                  -----------
                                                      296,702
            Consumer Goods & Services (2.2%)
            2,516,300 Cendant Corp.                    43,809*
            Consumer Staples (9.6%)
              779,400 Albertson's Inc.                 23,585
              233,200 Kimberly-Clark                   14,598
              754,700 Kroger Co.                       16,716*
            2,758,100 Liberty Media                    35,304*/(S)/
              875,400 Newell Rubbermaid                27,251

           Number of Shares                      Market Value/+/
                                                 (000's omitted)
             296,700 Tricon Global
                      Restaurants                  $    17,544*
             640,200 Viacom Inc. Class B                29,801*
           1,393,300 Walt Disney                        32,046
                                                   -----------
                                                       196,845
           Energy (4.6%)
             462,600 Anadarko
                      Petroleum                         24,101/(S)/
             814,600 Cooper Cameron                     36,576*
             249,800 Schlumberger Ltd.                  14,541
             481,500 Talisman Energy                    18,244
                                                   -----------
                                                        93,462
           Financial Services (19.5%)
             789,000 American Express                   28,759
             689,800 Aon Corp.                          23,888
             786,900 Bank of New York                   29,619
              21,000 Berkshire Hathaway
                      Class B                           50,925*
             983,000 Citigroup Inc.                     44,481
             438,500 Freddie Mac                        27,950
             400,900 Lehman Brothers
                      Holdings                          22,651
             875,200 Morgan Stanley
                      Dean Witter                       42,990
             544,700 Principal Financial
                      Group                             13,269*
             146,000 Prudential Financial                4,463*/(S)/
             695,700 Washington Mutual                  22,631
             782,600 Wells Fargo                        36,704
             528,359 XL Capital                         50,331/(S)/
                                                   -----------
                                                       398,661
           Health Care (6.8%)
           1,021,000 Boston Scientific                  22,830*
             819,300 CIGNA Corp.                        73,491
             589,500 Merck & Co.                        36,154
             178,900 Schering-Plough                     6,170
                                                   -----------
                                                       138,645
           Insurance (3.2%)
             348,800 Hartford Financial Services
                      Group                             23,369
             862,100 St. Paul Cos.                      42,157
                                                   -----------
                                                        65,526
           Oil & Gas (1.9%)
             894,400 FMC Technologies                   16,645*
             328,800 Smith International                21,257*
                                                   -----------
                                                        37,902
           Retail (1.9%)
             883,200 Abercrombie & Fitch                23,528*
             746,300 Intimate Brands                    14,426
                                                   -----------
                                                        37,954

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Schedule of Investments Partners Fund cont'd


           Number of Shares                      Market Value/+/
                                                 (000's omitted)
           Technology (18.4%)
             687,100 BMC Software                  $    11,028*
           1,488,900 Cadence Design Systems             31,490*
           1,087,800 Celestica Inc.                     35,789*
           1,369,500 Computer Sciences                  65,065*/(S)/
           2,022,700 Compuware Corp.                    23,079*
             989,600 Convergys Corp.                    30,173*
           2,749,300 General Motors Class H             40,552*
             492,600 IBM                                48,334/(S)/
             752,200 Lexmark International Group        37,392*
             699,700 Micron Technology                  22,495*
             987,300 Waters Corp.                       30,853*
                                                   -----------
                                                       376,250
           Utilities (0.9%)
           1,148,400 Williams Cos.                      17,743
           Total Common Stocks
           (Cost $1,830,997)                         2,038,263
                                                   -----------

              Principal Amount                    Market Value/+/
                                                  (000's omitted)
              Short-Term Investments (6.6%)
              $117,758,750 N&B Securities Lending
                            Quality Fund, LLC       $  117,759
                17,299,161 Neuberger Berman
                            Institutional Cash
                            Fund Trust Class            17,299/@/
                                                    ----------

              Total Short-Term Investments
              (Cost $ 135,058)                         135,058/#/
                                                    ----------

              Total Investments (106.4%)
              (Cost $ 1,966,055)                     2,173,321/##/
              Liabilities, less cash,
               receivables and other assets
               [(6.4%)]                               (130,411)
                                                    ----------
              Total Net Assets (100.0%)             $2,042,910
                                                    ----------

See Notes to Schedule of Investments

Schedule of Investments Regency Fund


                            Top Ten Equity Holdings

                                Holding            %
                             1  AutoNation, Inc. 2.0

                             2  Valassis
                                Communications   1.9

                             3  Radian Group     1.8
                             4  CIGNA Corp.      1.8
                             5  GTECH Holdings   1.8

                             6  Sherwin-
                                Williams         1.7

                             7  Brinker
                                International    1.6
                             8  Lear Corp.       1.6

                             9  American
                                Standard         1.6

                            10  Harris Corp.     1.6

                Number of Shares                 Market Value/+/
                                                 (000's omitted)
                Common Stocks (93.4%)
                Agriculture (0.9%)
                27,130 Archer-Daniels-Midland       $    376
                Auto Related (2.0%)
                62,200 AutoNation, Inc.                  777*
                Automotive (1.6%)
                14,200 Lear Corp.                        635*
                Banking (4.6%)
                 9,900 City National                     503
                 1,000 Cullen/Frost Bankers               35
                11,600 North Fork Bancorp.               401
                10,900 TCF Financial                     560
                 6,300 Zions Bancorp                     333
                                                    --------
                                                       1,832
                Banking & Financial (2.5%)
                17,300 Golden State Bancorp              527
                19,300 Southtrust Corp.                  488
                                                    --------
                                                       1,015
                Building, Construction & Furnishing (1.2%)
                 9,900 Vulcan Materials                  478
                Business Services (1.5%)
                17,500 Manpower Inc.                     587
                Chemicals (1.5%)
                12,000 Air Products & Chemicals          582
                Consumer Cyclicals (0.5%)
                 4,500 Sabre Holdings                    198*
                Consumer Goods & Services (2.7%)
                 5,500 Tricon Global Restaurants         325*
                19,700 Valassis Communications           758*
                                                    --------
                                                       1,083
                Consumer Products & Services (1.3%)
                20,400 Viad Corp.                        508
                Electrical & Electronics (2.2%)
                14,600 Arrow Electronics                 391*
                 9,800 Parker-Hannifin                   488
                                                    --------
                                                         879
                Electronics (1.0%)
                21,800 Vishay Intertechnology            386*
                Energy (3.3%)
                15,700 FirstEnergy Corp.                 575
                 3,100 Kinder Morgan                     127
                36,900 Sierra Pacific Resources          596
                                                    --------
                                                       1,298
                Financial Services (9.0%)
                 9,650 Ambac Financial Group             599
                 8,300 Comerica Inc.                     497

               Number of Shares                 Market Value/+/
                                                (000's omitted)
               11,600 Federated Investors          $    366
                7,700 John Hancock Financial
                       Services                         296
               16,900 KPMG Consulting                   296*
                7,900 MBIA, Inc.                        462
               14,700 Principal Financial Group         358*
               15,700 Radian Group                      732
                                                   --------
                                                      3,606
               Food & Beverage (1.5%)
                8,300 Dean Foods                        595*
               Health Care (7.6%)
                5,200 Anthem, Inc.                      302*
                8,500 Becton, Dickinson & Co.           312
                9,300 C. R. Bard                        506
               24,200 Davita, Inc.                      541*
               17,700 ICN Pharmaceuticals               493
               19,700 Omnicare, Inc.                    417
               15,000 Watson Pharmaceuticals            439*
                                                   --------
                                                      3,010
               Health Products & Services (0.8%)
               13,000 Lincare Holdings                  327*
               Industrial Goods & Services (4.1%)
                9,700 American Standard                 633*
               25,900 Sherwin-Williams                  684
               11,700 Waste Management                  308
                                                   --------
                                                      1,625
               Insurance (7.4%)
               14,200 Aon Corp.                         492
                8,000 Chubb Corp.                       601
                8,000 CIGNA Corp.                       718
                9,400 Loews Corp.                       548
                6,300 XL Capital                        600
                                                   --------
                                                      2,959
               Media (2.2%)
                7,300 Cablevision Systems               262/(S)/
                4,300 Knight-Ridder                     290
               11,500 USA Networks                      340*
                                                   --------
                                                        892
               Office Equipment (1.5%)
               14,600 Pitney Bowes                      609
               Oil & Gas (6.1%)
                7,810 Apache Corp.                      412
               14,700 Equitable Resources               480
               19,700 Ocean Energy                      359
               11,100 Sunoco, Inc.                      428
                7,700 Talisman Energy                   292
               25,150 XTO Energy                        474
                                                   --------
                                                      2,445

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Schedule of Investments Regency Fund cont'd


                Number of Shares                 Market Value/+/
                                                 (000's omitted)
                Publishing & Broadcasting (1.3%)
                25,200 Reader's Digest Class A      $    526
                Railroads (1.5%)
                16,100 CSX Corp.                         608
                Real Estate/REIT (3.6%)
                20,900 Archstone-Smith Trust             541
                13,100 Avalonbay Communities             604
                 6,700 Vornado Realty Trust              280
                                                    --------
                                                       1,425
                Recreational Equipment (1.2%)
                18,100 Brunswick Corp.                   489
                Restaurants (1.6%)
                18,500 Brinker International             635*
                Retail (5.3%)
                36,200 Foot Locker                       597*
                14,100 Liz Claiborne                     428
                13,600 May Department Stores             498
                10,200 Payless ShoeSource                606*
                                                    --------
                                                       2,129
                Software (1.0%)
                22,700 Sybase, Inc.                      383*
                Systems (1.8%)
                13,400 GTECH Holdings                    715*
                Technology (2.9%)
                 7,900 Beckman Coulter                   377
                22,900 Cadence Design Systems            484*
                18,300 Comverse Technology               286*
                                                    --------
                                                       1,147
                Telecommunications (2.3%)
                13,500 Belo Corp.                        296
                18,200 Harris Corp.                      624
                                                    --------
                                                         920
                Transportation (2.7%)
                 9,600 Canadian National Railway         481
                16,000 Teekay Shipping                   592
                                                    --------
                                                       1,073
                Utilities (1.2%)
                 9,375 Exelon Corp.                      462
                Total Common Stocks
                (Cost $34,423)                        37,214
                                                    --------

              Principal Amount                    Market Value/+/
                                                  (000's omitted)
              Short-Term Investments (5.5%)
              $  265,818 N&B Securities Lending
                          Quality Fund, LLC           $   266
               1,926,615 Neuberger Berman
                          Institutional Cash Fund
                          Trust Class                   1,927/@/
                                                      -------

              Total Short-Term Investments
              (Cost $2,193)                             2,193/#/
                                                      -------

              Total Investments (98.9%)
              (Cost $36,616)                           39,407/##/
              Cash, receivables and other
               assets, less liabilities (1.1%)            454
                                                      -------
              Total Net Assets (100.0%)               $39,861
                                                      -------

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund


                            Top Ten Equity Holdings

                                Holding            %

                             1  Progressive
                                Corp.            5.1
                             2  Citigroup Inc.   4.6
                             3  Liberty Media    4.5

                             4  UnitedHealth
                                Group            4.4

                             5  Johnson &
                                Johnson          4.3

                             6  Equity
                                Residential
                                Properties Trust 4.2
                             7  KeySpan Corp.    4.1

                             8  Newfield
                                Exploration      4.0
                             9  Danaher Corp.    3.9

                            10  National
                                Instruments      3.6

             Number of Shares                       Market Value/+/
                                                    (000's omitted)
             Common Stocks (96.9%)
             Communications (11.3%)
             196,000 AT&T Wireless Services             $ 1,977*
             105,400 Comcast Corp. Class A
                      Special                             3,570*
             390,700 Liberty Media                        5,001*
             110,100 Vodafone Group ADR                   2,092
                                                        -------
                                                         12,640
             Consumer Goods & Services (2.3%)
              41,900 Kimberly-Clark                       2,623
             Diversified (3.9%)
              64,500 Danaher Corp.                        4,336
             Energy (8.3%)
              65,400 Baker Hughes                         2,309
              50,000 BP PLC ADR                           2,477
             124,100 Newfield Exploration                 4,504*
                                                        -------
                                                          9,290
             Financial Services (10.1%)
             114,400 Citigroup Inc.                       5,176
              50,000 Hartford Financial Services
                      Group                               3,350
              50,400 Lehman Brothers Holdings             2,848
                                                        -------
                                                         11,374
             Health Care (14.1%)
              39,500 Amgen Inc.                           2,290*
              80,000 Johnson & Johnson                    4,872
              60,700 Merck & Co.                          3,723
              68,200 UnitedHealth Group                   4,944
                                                        -------
                                                         15,829
             Insurance (5.1%)
              36,400 Progressive Corp.                    5,671
             Oil & Gas (1.7%)
              33,600 Helmerich & Payne                    1,127
              21,400 Nabors Industries                     759 *
                                                        -------
                                                          1,886
             REIT (7.6%)
             132,300 Equity Office Properties Trust       3,797
             173,900 Equity Residential Properties
                      Trust                               4,687
                                                        -------
                                                          8,484
             Retail (3.2%)
              87,000 Target Corp.                         3,645
             Retail Grocery (3.2%)
             119,700 Albertson's Inc.                     3,622
             Technology (18.7%)
             162,000 Dell Computer                       4,000 *
              25,000 IBM                                  2,453

         Number of Shares                          Market Value/+/
                                                   (000's omitted)
            181,500 Lattice Semiconductor            $     3,118*
            109,400 National Instruments                   4,003*
             83,400 Synopsys, Inc.                         3,928*/(S)/
            104,300 Teradyne, Inc.                         3,495*
                                                     -----------
                                                          20,997
         Transportation (3.3%)
             74,500 Canadian National Railway              3,736
         Utilities (4.1%)
            145,100 KeySpan Corp.                          4,651

         Total Common Stocks
         (Cost $98,310)                                  108,784
                                                     -----------
         Warrants (0.0%)
            150,000 Dime Bancorp
                    (Cost $49)                                12*
                                                     -----------

         Principal Amount
         Repurchase Agreements (3.5%)
         $3,939,000 State Street Bank and Trust
                     Co., Repurchase Agreement,
                     1.85%, due 3/1/02, dated
                     2/28/02, Maturity Value
                     $3,939,202, Collateralized
                     by $4,025,000 Fannie Mae,
                     Medium Term Notes, 3.50%,
                     due 1/16/04 (Collateral
                     value $4,060,219)
                    (Cost $3,939)                          3,939/#/
                                                     -----------
         Short-Term Investments (3.6%)
            100,000 Community Capital Bank,
                     1.75%, due 3/30/02                      100
            100,000 Self Help Credit Union, 1.74%,
                     due 5/21/02                             100
          3,886,515 N&B Securities Lending Quality
                     Fund, LLC                             3,887
                                                     -----------

         Total Short-Term Investments
         (Cost $4,087)                                     4,087/#/
                                                     -----------
         Total Investments (104.0%)
         (Cost $106,385)                                 116,822/##/
         Liabilities, less cash,
          receivables and other assets
          [(4.0%)]                                        (4,535)
                                                     -----------
         Total Net Assets (100.0%)                   $   112,287
                                                     -----------

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Schedule of Investments Technology Fund


                            Top Ten Equity Holdings

                                Holding           %

                             1  Mercury
                                Interactive     4.5
                             2  Microsoft Corp. 3.7

                             3  Taiwan
                                Semiconductor
                                Manufacturing
                                ADR             3.6

                             4  VERITAS
                                Software        3.5
                             5  Xilinx Inc.     3.1
                             6  Dell Computer   3.0

                             7  Micron
                                Technology      2.9
                             8  KLA-Tencor      2.9

                             9  Integrated
                                Device
                                Technology      2.9

                            10  Texas
                                Instruments     2.8

              Number of Shares                    Market Value/+/
                                                  (000's omitted)
              Common Stocks (96.3%)
              Communications Equipment (8.0%)
               7,300 Brocade Communications
                      Systems                         $  161*
              11,925 Cisco Systems                       170*
               5,200 Emulex Corp.                        169*
              14,000 Viewpoint Corp.                      77*
                                                      ------
                                                         577
              Computers & Systems (5.2%)
               1,300 CDW Computer Centers                 69*
               8,800 Dell Computer                       217*
              10,000 Sun Microsystems                     85*
                                                      ------
                                                         371
              Electrical Equipment (14.8%)
               4,000 Artisan Components                   53*
               5,000 Broadcom Corp.                      153*
               8,125 Integrated Device Technology        208*
               3,600 KLA-Tencor                          208*
               3,900 LTX Corp.                            84*
               3,400 Microtune, Inc.                      39*
               5,700 PMC-Sierra                           83*
               4,800 Power-One                            34*
               5,900 Teradyne, Inc.                      198*
                                                      ------
                                                       1,060
              Hardware (2.0%)
               8,900 Network Appliance                   142*

              Health Care (5.6%)
               1,300 Cephalon, Inc.                       76*
               2,400 Gilead Sciences                     169*
               2,500 IDEC Pharmaceuticals                157*
                                                      ------
                                                         402
              Internet (12.7%)
               3,200 eBay Inc.                           167*/(S)/
               6,300 Internet Security Systems           149*
               4,250 Intuit Inc.                         161*
               6,900 KPMG Consulting                     121*
               4,400 Network Associates                  104*
               3,000 Websense, Inc.                       67*
              10,000 Yahoo! Inc.                         145*/(S)/
                                                      ------
                                                         914
              Media (1.4%)
               1,800 Electronic Arts                      97*

              Number of Shares                    Market Value/+/
                                                  (000's omitted)
              Semiconductors (21.9%)
                 4,950 Intel Corp.                    $  141
                 3,500 Linear Technology                 129
                 4,100 Maxim Integrated Products         188*
                 1,900 Microchip Technology               65*
                 6,500 Micron Technology                 209*
                 3,150 NVIDIA Corp.                      161*/(S)/
                15,900 Taiwan Semiconductor
                        Manufacturing ADR                258/(S)/
                 6,900 Texas Instruments                 202
                 6,100 Xilinx Inc.                       219*
                                                      ------
                                                       1,572
              Software (23.7%)
                 4,700 Adobe Systems                     171
                11,500 BMC Software                      185*
                13,400 Borland Software                  184*
                 9,600 Mercury Interactive               325*
                 4,500 Microsoft Corp.                   263*
                 2,100 Precise Software Solutions         44*
                 5,000 Rational Software                  93*
                 6,800 Siebel Systems                    189*
                 7,000 VERITAS Software                  248*
                                                      ------
                                                       1,702
              Systems & Components (1.0%)
                 4,800 Flextronics International          69*
              Total Common Stocks
              (Cost $7,255)                            6,906
                                                      ------

              Principal Amount
              Short-Term Investments (7.2%)
              $517,960 N&B Securities Lending
                        Quality Fund, LLC
                        (Cost $518)                      518/#/
                                                      ------

              Total Investments (103.5%)
              (Cost $7,773)                            7,424/##/
              Liabilities, less cash, receivables
               and other assets [(3.5%)]                (252)
                                                      ------
              Total Net Assets (100.0%)               $7,172
                                                      ------

See Notes to Schedule of Investments

Notes to Schedule of Investments

+ Investment securities of each Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Fund, which are valued at the last available bid price. The Funds value all other securities by a method the trustees of Neuberger Berman Equity Funds believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
#  At cost, which approximates market value.
## At February 28, 2002, selected Fund information on a U.S. Federal income tax basis was as follows:

                                                                             Net
                                               Gross        Gross     Unrealized
                                          Unrealized   Unrealized   Appreciation
Neuberger Berman                   Cost Appreciation Depreciation (Depreciation)
Century Fund             $   16,699,000 $  1,216,000 $    977,000  $    239,000
Fasciano Fund               173,147,000   56,395,000   10,355,000    46,040,000
Focus Fund                1,490,585,000  542,380,000  138,751,000   403,629,000
Genesis Fund              3,087,750,000  862,469,000   69,962,000   792,507,000
Guardian Fund             2,398,560,000  277,340,000  138,356,000   138,984,000
International Fund           90,854,000    8,427,000   11,402,000    (2,975,000)
Manhattan Fund              503,012,000   54,622,000   37,071,000    17,551,000
Millennium Fund             128,398,000   14,192,000   14,730,000      (538,000)
Partners Fund             1,966,055,000  289,065,000   81,799,000   207,266,000
Regency Fund                 36,616,000    3,263,000      472,000     2,791,000
Socially Responsive Fund    106,385,000   13,752,000    3,315,000    10,437,000
Technology Fund               7,773,000      380,000      729,000      (349,000)

*  Non-income producing security.
(S)All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
++ Affiliated issuer (see Note E of Notes to Financial Statements).
@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Assets and Liabilities

                                                                          -------------------
Neuberger Berman Equity Funds                                              Century  Fasciano
(000's omitted except per share amounts)                                      Fund      Fund
Assets
   Investments in securities, at market value* (Notes A & E)--see
   Schedule of Investments:
    Unaffiliated issuers                                                  $ 16,938  $219,187
    Non-controlled affiliated issuers                                           --        --
                                                                            16,938   219,187
    Cash                                                                        --        --
    Dividends and interest receivable                                           13       105
    Receivable for securities sold                                             542     1,828
    Receivable for Fund shares sold                                              5     1,832
    Receivable from administrator-net (Note B)                                  11        --
    Prepaid expenses and other assets                                           --         4
Total Assets                                                                17,509   222,956
Liabilities
    Payable for collateral on securities loaned (Note A)                     1,654     8,953
    Payable for securities purchased                                           445        --
    Payable for Fund shares redeemed                                             2       320
    Payable to investment manager (Note B)                                       6       127
    Payable to administrator-net (Note B)                                       --        23
    Accrued expenses and other payables                                         46       120
Total Liabilities                                                            2,153     9,543
Net Assets at value                                                       $ 15,356  $213,413
Net Assets consist of:
    Paid-in capital                                                       $ 30,748  $170,503
    Undistributed net investment income (loss)                                 (77)     (501)
    Accumulated net realized gains (losses) on investments                 (15,554)   (2,629)
    Net unrealized appreciation (depreciation) in value of investments         239    46,040
Net Assets at value                                                       $ 15,356  $213,413
Net Assets
    Investor Class                                                        $ 15,356  $213,413
    Trust Class                                                                 --        --
    Advisor Class                                                               --        --
    Institutional Class                                                         --        --
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                           2,454     6,199
    Trust Class                                                                 --        --
    Advisor Class                                                               --        --
    Institutional Class                                                         --        --
Net Asset Value, offering and redemption price per share
    Investor Class                                                        $   6.26  $  34.43
    Trust Class                                                                 --        --
    Advisor Class                                                               --        --
    Institutional Class                                                         --        --
*Cost of investments:
    Unaffiliated issuers                                                  $ 16,699  $173,147
    Non-controlled affiliated issuers                                           --        --
Total cost of investments                                                 $ 16,699  $173,147


See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)


  ----------------------------------------------------------------------------
       Focus          Genesis    Guardian  International Manhattan  Millennium
        Fund             Fund        Fund           Fund      Fund        Fund

  $1,564,636       $3,198,194  $2,537,544    $ 87,879    $ 520,563  $ 127,860
     329,578          682,063          --          --           --         --
   1,894,214        3,880,257   2,537,544      87,879      520,563    127,860
          --               --          --          10           --         --
       1,073            2,063       3,906         197           67         --
       5,168            3,379       1,160       1,961        6,637        105
       2,907           25,197       1,286          12           85         48
          --               --          --           1           --         --
           4               63          96           5           58         35
   1,903,366        3,910,959   2,543,992      90,065      527,410    128,048
      43,751           93,134     176,606       5,178       78,206     21,543
       1,325           11,265      25,675          --        7,985        165
       2,181            9,882       5,412           5        4,260        497
         672            1,829         791          53          179         71
         438              926         530          --           88         21
         407              400         768         111          271        127
      48,774          117,436     209,782       5,347       90,989     22,424
  $1,854,592       $3,793,523  $2,334,210    $ 84,718    $ 436,421  $ 105,624
  $1,446,464       $2,988,591  $2,230,881    $101,745    $ 775,731  $ 207,918
        (245)          (4,350)     (1,108)       (224)      (1,661)      (646)
       4,744           16,775     (34,547)    (13,827)    (355,200)  (101,110)
     403,629          792,507     138,984      (2,976)      17,551       (538)
  $1,854,592       $3,793,523  $2,334,210    $ 84,718    $ 436,421  $ 105,624
  $1,473,271       $1,105,970  $1,866,565    $ 83,535    $ 409,077  $  98,973
     361,013        1,999,810     446,580       1,183       25,491      6,651
      20,308          252,802      21,065          --        1,853         --
          --          434,941          --          --           --         --
      46,324           53,127     132,735       7,624       68,401      7,389
      15,395           67,110      40,288         102        2,760        451
       1,238           14,385       1,681          --          191         --
          --           15,358          --          --           --         --
  $    31.80       $    20.82  $    14.06    $  10.96    $    5.98  $   13.39
       23.45            29.80       11.08       11.64         9.24      14.76
       16.40            17.57       12.54          --         9.70         --
          --            28.32          --          --           --         --
  $1,306,244       $2,538,565  $2,398,560    $ 90,854    $ 503,012  $ 128,398
     184,341          549,185          --          --           --         --
  $1,490,585       $3,087,750  $2,398,560    $ 90,854    $ 503,012  $ 128,398

Statements of Assets and Liabilities cont'd

                                                                          ------------------------------------------
                                                                            Partners  Regency    Socially Technology
Neuberger Berman Equity Funds                                                   Fund     Fund  Responsive       Fund
(000's omitted except per share amounts)                                                             Fund
Assets
   Investments in securities, at market value* (Notes A & E)--see
   Schedule of Investments:
    Unaffiliated issuers                                                  $2,173,321  $39,407   $116,822   $  7,424
    Non-controlled affiliated issuers                                             --       --         --         --
                                                                           2,173,321   39,407    116,822      7,424
    Cash                                                                          --       --          1        311
    Dividends and interest receivable                                          1,101       74         54         --
    Receivable for securities sold                                            10,325    1,373         --          3
    Receivable for Fund shares sold                                              906       14        677          2
    Receivable from administrator-net (Note B)                                    --       --                    10
                                                                                                      --
    Prepaid expenses and other assets                                             67       --          5         --
Total Assets                                                               2,185,720   40,868    117,559      7,750
Liabilities
    Payable for collateral on securities loaned (Note A)                     117,759      266      3,887        518
    Payable for securities purchased                                           7,791      602      1,127          2
    Payable for Fund shares redeemed                                          15,487       56        121          1
    Payable to investment manager (Note B)                                       715       16         45          5
    Payable to administrator-net (Note B)                                        480        8         27         --
    Accrued expenses and other payables                                          578       59         65         52
Total Liabilities                                                            142,810    1,007      5,272        578
Net Assets at value                                                       $2,042,910  $39,861   $112,287   $  7,172
Net Assets consist of:
    Paid-in capital                                                       $1,971,670  $38,012   $103,598   $ 26,216
    Undistributed net investment income (loss)                                 2,990       41       (135)       (85)
    Accumulated net realized gains (losses) on investments                  (139,016)    (983)    (1,613)   (18,610)
    Net unrealized appreciation (depreciation) in value of investments       207,266    2,791     10,437       (349)
Net Assets at value                                                       $2,042,910  $39,861   $112,287   $  7,172
Net Assets
    Investor Class                                                        $1,573,345  $17,873   $ 82,183   $  7,172
    Trust Class                                                              432,624   21,988     30,104         --
    Advisor Class                                                             36,941       --         --         --
    Institutional Class                                                           --       --         --         --
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                            77,915    1,530      4,755      2,353
    Trust Class                                                               27,796    2,156      2,521         --
    Advisor Class                                                              2,733       --         --         --
    Institutional Class                                                           --       --         --         --
Net Asset Value, offering and redemption price per share
    Investor Class                                                        $    20.19  $ 11.68   $  17.28   $   3.05
    Trust Class                                                                15.56    10.20      11.94         --
    Advisor Class                                                              13.52       --         --         --
    Institutional Class                                                           --       --         --         --
*Cost of investments:
    Unaffiliated issuers                                                  $1,966,055  $36,616   $106,385   $  7,773
    Non-controlled affiliated issuers                                             --       --         --         --
Total cost of investments                                                 $1,966,055  $36,616   $106,385   $  7,773


See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Operations

                                                                                            -----------------------------
Neuberger Berman Equity Funds                                                               Century  Fasciano     Focus
(000's omitted)                                                                                Fund      Fund      Fund

Investment Income

Income:
Dividend income--unaffiliated issuers                                                       $    44  $   826  $   7,692
Dividend income--non-controlled affiliated issuers                                               --       --        380
Interest income (Note A)                                                                          9       58        171
Foreign taxes withheld (Note A)                                                                  --       (1)        --
Total income                                                                                     53      883      8,243

Expenses:
Investment management fee (Note B)                                                               48      806      4,527
Administration fee (Note B):
     Investor Class                                                                              23      142      1,958
     Trust Class                                                                                 --       --        741
     Advisor Class                                                                               --       --         42
     Institutional Class                                                                         --       --         --
Distribution fees (Note B):
     Trust Class                                                                                 --       --        186
     Advisor Class                                                                               --       --         26
Shareholder servicing agent fees:
     Investor Class                                                                              25      151        469
     Trust Class                                                                                 --       --         10
     Advisor Class                                                                               --       --          9
     Institutional Class                                                                         --       --         --
Auditing fees                                                                                     8       21         25
Custodian fees (Note B)                                                                          20       57        192
Insurance expense                                                                                --        1         18
Legal fees                                                                                       14       88         27
Registration and filing fees                                                                     40       35         82
Shareholder reports                                                                              13       42        115
Trustees' fees and expenses                                                                      21       12         22
Miscellaneous                                                                                    --       29         39
Total expenses                                                                                  212    1,384      8,488

Expenses reimbursed by administrator and/or reduced by
 custodian fee expense offset arrangement (Note B)                                              (82)      --         --
Total net expenses                                                                              130    1,384      8,488
Net investment income (loss)                                                                    (77)    (501)      (245)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold in unaffiliated issuers               (3,220)  (2,578)       891
Net realized gain (loss) on investment securities sold in non-controlled affiliated issuers      --       --      7,471
Net realized gain (loss) on option contracts (Note A)                                            --       --         --
Net realized gain (loss) on financial futures contracts (Note A)                                 --       --         --
Net realized gain (loss) on foreign currency transactions (Note A)                               --       --         --
Change in net unrealized appreciation (depreciation) in value of:
     Investment securities (Note A)                                                           2,802   12,198   (122,680)
     Financial futures contracts (Note A)                                                        --       --         --
     Option contracts (Note A)                                                                   --       --         --
     Foreign currency contracts (Note A)                                                         --       --         --
Net gain (loss) on investments                                                                 (418)   9,620   (114,318)
Net increase (decrease) in net assets resulting from operations                             $  (495) $ 9,119  $(114,563)

                                                                                            ---------
Neuberger Berman Equity Funds                                                                Genesis
(000's omitted)                                                                                 Fund

Investment Income

Income:
Dividend income--unaffiliated issuers                                                       $  8,099
Dividend income--non-controlled affiliated issuers                                             2,629
Interest income (Note A)                                                                       2,251
Foreign taxes withheld (Note A)                                                                   --
Total income                                                                                  12,979

Expenses:
Investment management fee (Note B)                                                            10,807
Administration fee (Note B):
     Investor Class                                                                            1,280
     Trust Class                                                                               3,232
     Advisor Class                                                                               386
     Institutional Class                                                                         277
Distribution fees (Note B):
     Trust Class                                                                                  --
     Advisor Class                                                                               241
Shareholder servicing agent fees:
     Investor Class                                                                              438
     Trust Class                                                                                  13
     Advisor Class                                                                                 9
     Institutional Class                                                                           8
Auditing fees                                                                                     25
Custodian fees (Note B)                                                                          246
Insurance expense                                                                                 22
Legal fees                                                                                        19
Registration and filing fees                                                                     144
Shareholder reports                                                                              127
Trustees' fees and expenses                                                                       23
Miscellaneous                                                                                     90
Total expenses                                                                                17,387

Expenses reimbursed by administrator and/or reduced by
 custodian fee expense offset arrangement (Note B)                                               (58)
Total net expenses                                                                            17,329
Net investment income (loss)                                                                  (4,350)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold in unaffiliated issuers                34,564
Net realized gain (loss) on investment securities sold in non-controlled affiliated issuers       --
Net realized gain (loss) on option contracts (Note A)                                             --
Net realized gain (loss) on financial futures contracts (Note A)                                  --
Net realized gain (loss) on foreign currency transactions (Note A)                                --
Change in net unrealized appreciation (depreciation) in value of:
     Investment securities (Note A)                                                          246,779
     Financial futures contracts (Note A)                                                         --
     Option contracts (Note A)                                                                    --
     Foreign currency contracts (Note A)                                                          --
Net gain (loss) on investments                                                               281,343
Net increase (decrease) in net assets resulting from operations                             $276,993


See Notes to Financial Statements

        NEUBERGER BERMAN FOR THE SIX MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)


------------------------------------------------------------------------------------------------
                                                                           Socially
Guardian       International  Manhattan  Millennium   Partners  Regency  Responsive  Technology
    Fund                Fund       Fund        Fund       Fund     Fund        Fund        Fund


$ 18,451             $   518   $    369     $    70  $  11,944   $  295      $  709     $     1
      --                  --         --          --         --       --          --          --
   2,250                 110        549         246        398       32          53           7
     (24)                (59)        (7)         --        (13)      (1)         (4)         --
  20,677                 569        911         316     12,329      326         758           8

   5,501                 380      1,303         494      4,865       99         307          39
   2,451                 115        589         142      2,066       20         108          12
     965                   3         57          14        861       42          57          --
      45                  --          4          --         81       --          --          --
      --                  --         --          --         --       --          --          --
     241                  --         --           4        216       11          14          --
      28                  --          2          --         50       --          --          --
     903                  62        295         103        581       10          48          23
      11                   9          9           9         11        9           9          --
       8                  --          8          --          9       --          --          --
      --                  --         --          --         --       --          --          --
      25                  23         15          11         25        8          10           8
     235                  88         93          53        201       34          39          18
      22                   1          6           1         19       --           1          --
      17                  37         15          30         16       18          23          17
      64                  31         66          50         62       31          36          28
     190                  23         90          36        145       11          21          13
      22                  21         22          21         22       21          21          21
      59                   1          5           1         45        2           4           2
  10,787                 794      2,579         969      9,275      316         698         181

      (1)                (23)        (7)         (7)        --      (43)         --         (88)
  10,786                 771      2,572         962      9,275      273         698          93
   9,891                (202)    (1,661)       (646)     3,054       53          60         (85)
  28,175              (7,819)   (67,973)     (7,385)  (134,716)    (799)       (894)     (2,029)
      --                  --         --          --         --       --          --          --
   2,930                  --         --          --         --       --          --          --
 (34,135)               (144)        --          --         --       --          --          --
      --              (1,738)        --          --         --       --          --          --
 (59,214)              3,561     24,561         (27)   139,095    1,000       1,137         855
  17,896                  75         --          --         --       --          --          --
    (181)                 --         --          --         --       --          --          --
      --                (418)        --          --         --       --          --          --
 (44,529)             (6,483)   (43,412)     (7,412)     4,379      201         243      (1,174)
$(34,638)            $(6,685)  $(45,073)    $(8,058) $   7,433   $  254      $  303     $(1,259)

Statements of Changes in Net Assets


                                                                             CENTURY FUND
                                                                        ------------------------

Neuberger Berman Equity Funds                                             Six Months
(000's omitted)                                                                Ended       Year
                                                                        February 28,      Ended
                                                                                2002 August 31,
                                                                         (Unaudited)       2001
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                              $   (77)    $   (248)
Net realized gain (loss) on investments                                    (3,220)      (9,846)
Change in net unrealized appreciation (depreciation) of investments         2,802      (12,266)
Net increase (decrease) in net assets resulting from operations              (495)     (22,360)
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                 --           --
Trust Class                                                                    --           --
Advisor Class                                                                  --           --
Institutional Class                                                            --           --
Net realized gain on investments:
Investor Class                                                                 --           --
Trust Class                                                                    --           --
Advisor Class                                                                  --           --
Institutional Class                                                            --           --
Tax return of capital:
Investor Class                                                                 --           --
Trust Class                                                                    --           --
Total distributions to shareholders                                            --           --
From Fund Share Transactions:
Proceeds from shares sold:
Investor Class                                                              1,995        8,222
Trust Class                                                                    --           12
Advisor Class                                                                  --           --
Institutional Class                                                            --           --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                 --           --
Trust Class                                                                    --           --
Advisor Class                                                                  --           --
Institutional Class                                                            --           --
Payments for shares redeemed:
Investor Class                                                             (3,646)     (13,049)
Trust Class                                                                (1,046)         (78)
Advisor Class                                                                  --           --
Institutional Class                                                            --           --
Net increase (decrease) from Fund share transactions                       (2,697)      (4,893)
Effect of Tax-Free Reorganization                                              --           --
Net Increase (Decrease) in Net Assets                                      (3,192)     (27,253)
Net Assets:
Beginning of period                                                        18,548       45,801
End of period                                                             $15,356     $ 18,548
Accumulated undistributed net investment income (loss) at end of period   $   (77)    $     --


See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)


          FASCIANO FUND                   FOCUS FUND              GENESIS FUND
-------------------------------------------------------------------------------------

  Six Months                         Six Months               Six Months
       Ended Two Months      Year         Ended       Year         Ended       Year
February 28,      Ended     Ended  February 28,      Ended  February 28,      Ended
        2002 August 31,  June 30,          2002 August 31,          2002 August 31,
 (Unaudited)       2001      2001   (Unaudited)       2001   (Unaudited)       2001
 $   (501)    $   (366) $    (896)  $     (245) $   (2,854)  $   (4,350) $   (1,823)
   (2,578)         507     15,384        8,362     147,258       34,564     103,191
   12,198       (2,983)    (2,141)    (122,680)   (664,363)     246,779     231,540
    9,119       (2,842)    12,347     (114,563)   (519,959)     276,993     332,908
       --           --     (2,097)          --          --           --          --
       --           --         --           --          --           --          --
       --           --         --           --          --           --          --
       --           --         --           --          --           --        (578)
   (6,233)          --         (1)    (105,474)   (168,047)     (29,209)    (43,578)
       --           --         --      (26,034)    (18,127)     (48,682)    (35,534)
       --           --         --       (1,422)         --       (5,717)     (9,837)
       --           --         --           --          --      (10,829)    (23,024)
       --           --         --           --          --           --          --
       --           --         --           --          --           --          --
   (6,233)          --     (2,098)    (132,930)   (186,174)     (94,437)   (112,551)
   25,583       11,446    127,940      106,019     364,697      211,727     383,569
       --           --         --       76,020     326,478      605,283   1,030,956
       --           --         --        7,380      27,540      104,046      92,237
       --           --         --           --          --       86,193     120,791
    6,090           --      2,017       93,400     147,363       27,945      41,689
       --           --         --       25,815      12,627       46,184      30,015
       --           --         --        1,377          --        5,613       9,805
       --           --         --           --          --       10,760      23,602
  (24,407)     (15,902)  (196,549)    (148,837)   (299,406)    (165,936)   (278,683)
       --           --         --      (89,195)   (201,679)    (265,856)   (422,781)
       --           --         --       (7,373)    (17,990)     (38,715)    (38,588)
       --           --         --           --          --      (42,070)    (38,054)
    7,266       (4,456)   (66,592)      64,606     359,630      585,174     954,558
       --           --         --           --          --           --          --
   10,152       (7,298)   (56,343)    (182,887)   (346,503)     767,730   1,174,915
  203,261      210,559    266,902    2,037,479   2,383,982    3,025,793   1,850,878
 $213,413     $203,261  $ 210,559   $1,854,592  $2,037,479   $3,793,523  $3,025,793
 $   (501)    $     --  $      --   $     (245) $       --   $   (4,350) $       --

Statements of Changes in Net Assets cont'd

                                                             CENTURY FUND
                                                        -----------------------

 Neuberger Berman Equity Funds                            Six Months
 (000's omitted)                                               Ended       Year
                                                        February 28,      Ended
                                                                2002 August 31,
                                                         (Unaudited)       2001
 Number of Fund Shares:
 Sold:
 Investor Class                                              304          828
 Trust Class                                                  --            1
 Advisor Class                                                --           --
 Institutional Class                                          --           --
 Issued on reinvestment of dividends and distributions:
 Investor Class                                               --           --
 Trust Class                                                  --           --
 Advisor Class                                                --           --
 Institutional Class                                          --           --
 Redeemed:
 Investor Class                                             (550)      (1,374)
 Trust Class                                                (154)          (9)
 Advisor Class                                                --           --
 Institutional Class                                          --           --
 Net increase (decrease) in shares outstanding              (400)        (554)


See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)


          FASCIANO FUND                 FOCUS FUND             GENESIS FUND
----------------------------------------------------------------------------------

  Six Months                        Six Months              Six Months
       Ended  Two Months     Year        Ended       Year        Ended       Year
February 28,       Ended    Ended February 28,      Ended February 28,      Ended
        2002  August 31, June 30,         2002 August 31,         2002 August 31,
 (Unaudited)        2001     2001  (Unaudited)       2001  (Unaudited)       2001

        775       335      3,747      3,126       8,679      10,880      20,144
         --        --         --      3,041      10,718      21,388      37,499
         --        --         --        469       1,254       6,266       5,627
         --        --         --         --          --       3,195       4,643
        189        --         62      2,775       4,028       1,426       2,418
         --        --         --      1,040         466       1,647       1,215
         --        --         --         79          --         339         671
         --        --         --         --          --         403       1,009
       (756)     (467)    (5,885)    (4,407)     (7,324)     (8,646)    (14,712)
         --        --         --     (3,622)     (6,788)     (9,588)    (15,471)
         --        --         --       (419)       (790)     (2,370)     (2,396)
         --        --         --         --          --      (1,549)     (1,477)
        208      (132)    (2,076)     2,082      10,243      23,391      39,170

Statements of Changes in Net Assets cont'd

                                                                              GUARDIAN FUND
                                                                        --------------------------

Neuberger Berman Equity Funds                                             Six Months
(000's omitted)                                                                Ended        Year
                                                                        February 28,       Ended
                                                                                2002  August 31,
                                                                         (Unaudited)        2001
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                             $    9,891  $    24,397
Net realized gain (loss) on investments                                      (3,030)     122,010
Change in net unrealized appreciation (depreciation) of investments         (41,499)    (622,168)
Net increase (decrease) in net assets resulting from operations             (34,638)    (475,761)
Distributions to Shareholders From:
Net investment income:
Investor Class                                                               (9,611)     (17,542)
Trust Class                                                                  (2,342)      (5,875)
Advisor Class                                                                   (74)         (56)
Institutional Class                                                              --           --
Net realized gain on investments:
Investor Class                                                                   --     (390,973)
Trust Class                                                                      --     (130,338)
Advisor Class                                                                    --       (1,225)
Institutional Class                                                              --           --
Tax return of capital:
Investor Class                                                                   --           --
Trust Class                                                                      --           --
Total distributions to shareholders                                         (12,027)    (546,009)
From Fund Share Transactions:
Proceeds from shares sold:
Investor Class                                                               48,638      131,140
Trust Class                                                                  36,845      172,157
Advisor Class                                                                 1,045        3,178
Institutional Class                                                              --           --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                8,910      383,676
Trust Class                                                                   2,314      135,496
Advisor Class                                                                    74        1,280
Institutional Class                                                              --           --
Payments for shares redeemed:
Investor Class                                                             (156,285)    (472,209)
Trust Class                                                                (135,930)    (585,474)
Advisor Class                                                                (3,735)      (2,848)
Institutional Class                                                              --           --
Net increase (decrease) from Fund share transactions                       (198,124)    (233,604)
Effect of Tax-Free Reorganization                                                --           --
Net Increase (Decrease) in Net Assets                                      (244,789)  (1,255,374)
Net Assets:
Beginning of period                                                       2,578,999    3,834,373
End of period                                                            $2,334,210  $ 2,578,999
Accumulated undistributed net investment income (loss) at end of period  $   (1,108) $     1,028


See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)


      INTERNATIONAL FUND         MANHATTAN FUND          MILLENNIUM FUND
    -------------------------------------------------------------------------
      Six Months              Six Months               Six Months
           Ended       Year        Ended       Year         Ended       Year
    February 28,      Ended February 28,      Ended  February 28,      Ended
            2002 August 31,         2002 August 31,          2002 August 31,
     (Unaudited)       2001  (Unaudited)       2001   (Unaudited)       2001
     $   (202)   $     416   $  (1,661)  $   (4,383)   $   (646)  $  (1,973)
       (9,701)       1,535     (67,973)    (286,302)     (7,385)    (93,927)
        3,218      (43,441)     24,561     (355,740)        (27)    (55,214)
       (6,685)     (41,490)    (45,073)    (646,425)     (8,058)   (151,114)
         (159)          --          --           --          --          --
           --           --          --           --          --          --
           --           --                       --          --          --
                                    --
           --           --          --           --          --          --
         (318)     (33,077)     (3,731)    (287,829)         --     (40,338)
           (4)        (579)       (217)     (21,155)         --      (1,121)
           --           --         (14)        (799)         --          --
           --           --          --           --          --          --
           --           --          --           --          --         (52)
           --           --          --           --          --          --
         (481)     (33,656)     (3,962)    (309,783)         --     (41,511)
       13,221       71,930      71,955      233,963      87,238     138,308
        1,326        4,499       8,361       53,891       2,202       3,301
           --           --         498        2,123          --          43
           --           --          --           --          --          --
          448       31,110       3,536      265,998          --      39,347
            4          476         216       21,104          --       1,095
           --           --          13          795          --          --
           --           --          --           --          --          --
      (21,269)    (124,848)   (138,217)    (291,278)    (98,731)   (192,929)
       (1,880)      (5,743)    (12,161)     (98,918)     (2,871)     (5,731)
           --           --        (238)      (2,611)         --        (176)
           --           --          --           --          --          --
       (8,150)     (22,576)    (66,037)     185,067     (12,162)    (16,742)
           --           --          --           --          --          --
      (15,316)     (97,722)   (115,072)    (771,141)    (20,220)   (209,367)
      100,034      197,756     551,493    1,322,634     125,844     335,211
     $ 84,718    $ 100,034   $ 436,421   $  551,493    $105,624   $ 125,844
     $   (224)   $     137   $  (1,661)  $       --    $   (646)  $      --

Statements of Changes in Net Assets cont'd


                                                             GUARDIAN FUND
                                                        ------------------------

 Neuberger Berman Equity Funds                            Six Months
 (000's omitted)                                               Ended       Year
                                                        February 28,      Ended
                                                                2002 August 31,
                                                         (Unaudited)       2001
 Number of Fund Shares:
 Sold:
 Investor Class                                             3,478       8,272
 Trust Class                                                3,348      13,857
 Advisor Class                                                 85         232
 Institutional Class                                           --          --
 Issued on reinvestment of dividends and distributions:
 Investor Class                                               668      26,584
 Trust Class                                                  221      11,908
 Advisor Class                                                  6         100
 Institutional Class                                           --          --
 Redeemed:
 Investor Class                                           (11,240)    (29,235)
 Trust Class                                              (12,541)    (47,323)
 Advisor Class                                               (298)       (210)
 Institutional Class                                           --          --
 Net increase (decrease) in shares outstanding            (16,273)    (15,815)


See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)


      INTERNATIONAL FUND        MANHATTAN FUND          MILLENNIUM FUND
    ------------------------------------------------------------------------
      Six Months              Six Months              Six Months
           Ended       Year        Ended       Year        Ended       Year
    February 28,      Ended February 28,      Ended February 28,      Ended
            2002 August 31,         2002 August 31,         2002 August 31,
     (Unaudited)       2001  (Unaudited)       2001  (Unaudited)       2001
       1,196        4,489      11,647      26,231       6,192       7,982
         112          262         871       3,064         145         163
          --           --          50         131          --           5
          --           --          --          --          --          --
          40        2,230         540      27,282          --       2,310
          --           32          22       1,401          --          58
          --           --           1          50          --          --
          --           --          --          --          --          --
      (1,927)      (7,709)    (21,898)    (31,500)     (7,024)    (10,831)
        (157)        (336)     (1,257)     (6,669)       (192)       (294)
          --           --         (23)       (219)         --         (26)
          --           --          --          --          --          --
        (736)      (1,032)    (10,047)     19,771        (879)       (633)

Statements of Changes in Net Assets cont'd

                                                                             PARTNERS FUND
                                                                        -------------------------
Neuberger Berman Equity Funds                                             Six Months
(000's omitted)                                                                Ended       Year
                                                                        February 28,      Ended
                                                                                2002 August 31,
                                                                         (Unaudited)       2001
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                             $    3,054  $    7,700
Net realized gain (loss) on investments                                    (134,716)     43,010
Change in net unrealized appreciation (depreciation) of investments         139,095    (307,872)
Net increase (decrease) in net assets resulting from operations               7,433    (257,162)
Distributions to Shareholders From:
Net investment income:
Investor Class                                                               (6,328)    (14,171)
Trust Class                                                                    (833)     (3,514)
Advisor Class                                                                    --         (33)
Institutional Class                                                              --          --
Net realized gain on investments:
Investor Class                                                              (30,058)   (160,887)
Trust Class                                                                  (8,055)    (31,944)
Advisor Class                                                                  (742)     (2,275)
Institutional Class                                                              --          --
Tax return of capital:
Investor Class                                                                   --          --
Trust Class                                                                      --          --
Total distributions to shareholders                                         (46,016)   (212,824)
From Fund Share Transactions:
Proceeds from shares sold:
Investor Class                                                               26,689      60,192
Trust Class                                                                  53,144     125,110
Advisor Class                                                                 7,553       8,166
Institutional Class                                                              --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                               34,928     167,973
Trust Class                                                                   8,835      35,188
Advisor Class                                                                   741       2,306
Institutional Class                                                              --          --
Payments for shares redeemed:
Investor Class                                                             (148,203)   (359,034)
Trust Class                                                                 (84,048)   (228,970)
Advisor Class                                                               (13,681)    (13,393)
Institutional Class                                                              --          --
Net increase (decrease) from Fund share transactions                       (114,042)   (202,462)
Effect of Tax-Free Reorganization                                                --          --
Net Increase (Decrease) in Net Assets                                      (152,625)   (672,448)
Net Assets:
Beginning of period                                                       2,195,535   2,867,983
End of period                                                            $2,042,910  $2,195,535
Accumulated undistributed net investment income (loss) at end of period  $    2,990  $    7,097


See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)


         REGENCY FUND       SOCIALLY RESPONSIVE FUND     TECHNOLOGY FUND
    ------------------------------------------------------------------------
      Six Months              Six Months               Six Months
           Ended       Year        Ended        Year        Ended       Year
    February 28,      Ended February 28,       Ended February 28,      Ended
            2002 August 31,         2002  August 31,         2002 August 31,
     (Unaudited)       2001  (Unaudited)        2001  (Unaudited)       2001


      $    53     $   (19)    $     60     $      3    $   (85)    $   (256)
         (799)      5,103         (894)      11,077     (2,029)     (16,727)
        1,000      (3,451)       1,137      (29,836)       855       (5,715)
          254       1,633          303      (18,756)    (1,259)     (22,698)
          (12)         --         (260)          --         --           --
          (19)         --           --           --         --           --
           --          --           --           --         --           --
           --          --           --           --         --           --
       (1,742)       (702)      (7,457)          --         --          (52)
       (2,421)     (4,771)      (2,608)          --         --           --
           --          --           --           --         --           --
           --          --           --           --         --           --
           --          --           --           --         --           --
           --          --           --           --         --           --
       (4,194)     (5,473)     (10,325)          --         --          (52)
        5,166      13,629        8,217       16,025      4,193       18,878
          119       3,050        5,071        9,145          1          256
           --          --           --           76         --           --
           --          --           --           --         --           --
        1,694         696        7,454           --         --           49
        2,438       4,669        2,568           --         --           --
           --          --           --           --         --           --
           --          --           --           --         --           --
       (3,567)     (9,138)     (13,837)     (25,750)    (4,720)     (11,047)
       (3,495)     (3,578)      (3,291)      (6,805)      (938)          (2)
           --          --           --         (331)        --           --
           --          --           --           --         --           --
        2,355       9,328        6,182       (7,640)    (1,464)       8,134
           --          --           --        5,687         --           --
       (1,585)      5,488       (3,840)     (20,709)    (2,723)     (14,616)
       41,446      35,958      116,127      136,836      9,895       24,511
      $39,861     $41,446     $112,287     $116,127    $ 7,172     $  9,895
      $    41     $    19     $   (135)    $     65    $   (85)    $     --

Statements of Changes in Net Assets cont'd

                                                             PARTNERS FUND
                                                        ------------------------
 Neuberger Berman Equity Funds                            Six Months
 (000's omitted)                                               Ended       Year
                                                        February 28,      Ended
                                                                2002 August 31,
                                                         (Unaudited)       2001
 Number of Fund Shares:
 Sold:
 Investor Class                                             1,334       2,732
 Trust Class                                                3,429       7,363
 Advisor Class                                                554         559
 Institutional Class                                           --          --
 Issued on reinvestment of dividends and distributions:
 Investor Class                                             1,742       8,053
 Trust Class                                                  571       2,188
 Advisor Class                                                 55         165
 Institutional Class                                           --          --
 Redeemed:
 Investor Class                                            (7,398)    (16,117)
 Trust Class                                               (5,484)    (13,497)
 Advisor Class                                             (1,019)       (921)
 Institutional Class                                           --          --
 Net increase (decrease) in shares outstanding             (6,216)     (9,475)


See Notes to Financial Statements

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)


         REGENCY FUND       SOCIALLY RESPONSIVE FUND     TECHNOLOGY FUND
    ------------------------------------------------------------------------
      Six Months              Six Months               Six Months
           Ended       Year        Ended        Year        Ended       Year
    February 28,      Ended February 28,       Ended February 28,      Ended
            2002 August 31,         2002  August 31,         2002 August 31,
     (Unaudited)       2001  (Unaudited)        2001  (Unaudited)       2001
        441        1,054         462           798       1,252       2,636
         12          250         400           656          --          37
         --           --          --             8          --          --
         --           --          --            --          --          --
        152           56         424            --          --           6
        251          429         211            --          --          --
         --           --          --            --          --          --
         --           --          --            --          --          --
       (303)        (707)       (760)       (1,287)     (1,397)     (1,956)
       (358)        (333)       (259)         (484)       (241)         --
         --           --          --           (35)         --          --
         --           --          --            --          --          --
        195          749         478          (344)       (386)        723

Notes to Financial Statements Equity Funds


     Note A--Summary of Significant Accounting Policies:

 1 General: Neuberger Berman Equity Funds (the "Trust") is a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is comprised of the following twelve separate operating series: Neuberger Berman Century Fund ("Century"), Neuberger Berman Fasciano Fund ("Fasciano"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Regency Fund ("Regency"), Neuberger Berman Socially Responsive Fund ("Socially Responsive"), and Neuberger Berman Technology Fund ("Technology") (individually a "Fund," collectively, the "Funds"). All of the Funds offer Investor Class shares, nine offer Trust Class shares, five offer Advisor Class shares, and one offers Institutional Class shares. The Investor Class of Fasciano had no operations until March 24, 2001, other than matters relating to its organization and registration as a diversified, open-end management investment company under the 1940 Act, and registration of its shares under the 1933 Act. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     Through the close of business on December 15, 2000, each Fund (except Fasciano) was organized as a "feeder" fund in a "master-feeder" structure. Accordingly, each Fund (except Fasciano) invested its assets in a corresponding Portfolio of Equity Managers Trust ("Portfolios") (Global Managers Trust, with respect to International Fund) sponsored by Neuberger Berman Management Inc. ("Management"), having the same investment objective and policies as the respective Fund. In addition, other regulated investment companies sponsored by Management simultaneously invested in the Portfolios.

     After the close of business on December 15, 2000, in a tax-free reorganization, each Fund (except Fasciano) redeemed its interest, in kind, in its corresponding Portfolio and re-designated all its outstanding shares as Investor Class Shares. Each Fund (except Fasciano) also created additional classes of shares (Trust Class, and, for certain Funds, Advisor Class and Institutional Class), which were exchanged for assets of the various series of Neuberger Berman Equity Trust, Neuberger Berman Equity Assets, and Neuberger Berman Equity Series, respectively, also on a tax-free basis. These transactions resulted in the conversion of the "master-feeder" structure to a multiple class structure.

     The reorganization, which represented a change in corporate form, had no effect on the net assets or net asset value per share of the Funds and is accounted for by combining the net assets and results of operations of all of the former feeders contributing to the master portfolio as new classes, which along with the

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

     Investor Class and Fasciano, constitute the Funds. The effect of the reorganization on the paid-in-capital of the Funds is shown in the Statements of Changes in Net Assets.

     Immediately following the reorganization, the investment objectives, policies and limitations of each Fund (except Fasciano) were identical to those of its corresponding Portfolio under the prior master/feeder structure (except as approved by shareholders), and the shareholders' indirect interest in the assets of each corresponding Portfolio has not changed as a result of this reorganization.

     After the close of business on March 23, 2001, Fasciano acquired all of the assets and assumed all of the liabilities of the Fasciano Fund, Inc. (the "Predecessor"), a Maryland corporation which commenced operations on August 1, 1987 as a private investment company, and registered with the Securities and Exchange Commission on June 30, 1988 as a diversified, open-end management investment company. The acquisition was pursuant to an Agreement and Plan of Reorganization approved by the Predecessor's shareholders on March 15, 2001.

     The acquisition was treated as a tax-free reorganization and accordingly, any unrealized appreciation or depreciation on the securities on the date of the acquisition was treated as a non-taxable event by the Predecessor. As such, Fasciano's basis in the securities acquired reflected their historical cost basis as of the date of transfer. The net assets and net unrealized appreciation of the Predecessor as of March 23, 2001, were $186,409,744 and $5,737,684, respectively. Effective August 31, 2001,
     Fasciano changed its fiscal year end from June 30 to August 31.

     The investment objectives, policies, and limitations of the Predecessor are substantially identical to those of Fasciano. For financial reporting purposes, the Predecessor's operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund. Certain prior year financial statement items have been reclassified to conform to the current period presentation.

     The preparation of financial statements in accordance with generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

 2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

 3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

Notes to Financial Statements Equity Funds cont'd

 4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

 5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

 6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

 7 Dividends and distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian generally distributes substantially all of its net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($2,554,648 expiring in 2008 and $1,582,084 expiring in 2009 for Century, and $27,997,365 and $685,257 expiring in 2009 for Millennium and Technology, respectively, determined as of August 31, 2001), it is the policy of each Fund not to distribute such gains.

     Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statements of Assets and Liabilities.

 8 Expense allocation: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

 9 Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     Summary of option transactions for the six months ended February 28, 2002:

                                             Number   Value When
              Guardian                                   Written
              Contracts outstanding 8/31/01   4,794  $ 1,766,000
              Contracts written              10,072    3,270,000
              Contracts expired              (3,168)    (303,000)
              Contracts exercised                 0            0
              Contracts closed              (11,698)  (4,733,000)
                                            -------  -----------
              Contracts outstanding 2/28/02       0  $         0
                                            -------  -----------

10 Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, Fasciano, International, Millennium, Socially Responsive, and Technology may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on trans-

Notes to Financial Statements Equity Funds cont'd

     actions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the six months ended February 28, 2002, Century, Fasciano, Focus, Genesis, Manhattan, Millennium, Partners, Regency, Socially Responsive, and Technology did not enter into any financial futures contracts. During the six months ended February 28, 2002, Guardian and International entered into various financial futures contracts. At February 28, 2002, there were no open positions.

11 Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. The Funds have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Funds could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

12 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Funds make security loans. The Funds will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Funds from qualifying as regulated investment companies. The Funds entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Funds receive cash collateral equal to at least 100% of the current market value of the loaned securities. The Funds invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Funds receive a fee, payable monthly, negotiated by the Funds and Morgan, based on the number and duration of the lending transactions. This income is reflected in the Statements of Operations under the caption Interest income.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

     The following table shows the value of the securities loaned and the value of the collateral at February 28, 2002, and the income earned on loaned securities during the six months ended February 28, 2002:

                                Value of
                              Securities     Value of  Income Earned on
                                  Loaned   Collateral Loaned Securities
        Century             $  1,621,000 $  1,654,000          $  2,000
        Fasciano               8,778,000    8,953,000            18,000
        Focus                 42,893,000   43,751,000           113,000
        Genesis               91,308,000   93,134,000           113,000
        Guardian             173,143,000  176,606,000           213,000
        International          5,076,000    5,178,000            20,000
        Manhattan             76,672,000   78,206,000           375,000
        Millennium            21,121,000   21,543,000           213,000
        Partners             115,450,000  117,759,000           150,000
        Regency                  261,000      266,000             5,000
        Socially Responsive    3,810,000    3,887,000             9,000
        Technology               508,000      518,000             1,000

13 Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. A Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable a Fund to obtain those securities in the event of a default under the repurchase agreement. A Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to a Fund under each such repurchase agreement.

14 Redemption of fund shares: The Investor and Trust Classes of International and the Investor Class of Technology each charge a 2% redemption fee on shares redeemed or exchanged for shares of another fund within 180 days or less of the purchase date. All redemption fees are paid to and recorded by each class as Paid-in capital. For the six months ended February 28, 2002, the Investor and Trust Classes of International and the Investor Class of Technology received $178,488, $475 and $7,984, respectively, in redemption fees.

15 Income recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide became effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the Funds' financial statements.

16 Affiliated transactions: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), an affiliated fund managed by Management. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Funds do not pay Management an investment management fee associated with their investment in the Cash Fund. Income earned on the investment is reflected in the Statements of Operations under the caption Interest

Notes to Financial Statements Equity Funds cont'd

     income. The following table shows the income earned on this investment during the six months ended February 28, 2002:

                                          Income Earned on
                                             the Cash Fund
                      Century                   $    7,000
                      Fasciano                      40,000
                      Focus                         42,000
                      Genesis                    2,124,000
                      Guardian                   1,909,000
                      International                 90,000
                      Manhattan                    173,000
                      Millennium                    33,000
                      Partners                     247,000
                      Regency                       27,000
                      Socially Responsive                0
                      Technology                     6,000

17 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated pro rata among its respective classes.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

     Investment Management Fee as a Percentage of Average Daily Net Assets:

                      First    Next    Next    Next    Next    Next    Next    Next
                       $250    $250    $250    $250    $500    $500    $500    $1.5
                    million million million million million million million billion Thereafter
Century              0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Fasciano             0.85%    0.85%  0.825%  0.825%  0.80%   0.775%   0.75%  0.725%   0.725%
Focus                0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Genesis              0.85%    0.80%   0.75%   0.70%  0.65%    0.65%   0.65%   0.65%    0.65%
Guardian             0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
International        0.85%   0.825%   0.80%  0.775%  0.75%   0.725%  0.725%   0.70%    0.70%
Manhattan            0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Millennium           0.85%    0.80%   0.75%   0.70%  0.65%    0.65%   0.65%   0.65%    0.65%
Partners             0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Regency              0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Socially Responsive  0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Technology           0.85%    0.85%  0.825%  0.825%  0.80%   0.775%   0.75%  0.725%   0.725%

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

     Prior to June 7, 2001, each Fund paid Management a fee according to the following table:
     Investment Management Fee as a Percentage of Average Daily Net Assets:

                           First    Next    Next    Next    Next
                            $250    $250    $250    $250    $500
                         million million million million million Thereafter
     Century               0.55%  0.525%   0.50%  0.475%   0.45%     0.425%
     Fasciano              0.85%   0.85%   0.85%   0.85%   0.85%      0.85%
     Focus                 0.55%  0.525%   0.50%  0.475%   0.45%     0.425%
     Genesis               0.85%   0.80%   0.75%   0.70%   0.65%      0.65%
     Guardian              0.55%  0.525%   0.50%  0.475%   0.45%     0.425%
     International         0.85%  0.825%   0.80%  0.775%   0.75%     0.725%
     Manhattan             0.55%  0.525%   0.50%  0.475%   0.45%     0.425%
     Millennium            0.85%   0.80%   0.75%   0.70%   0.65%      0.65%
     Partners              0.55%  0.525%   0.50%  0.475%   0.45%     0.425%
     Regency               0.55%  0.525%   0.50%  0.475%   0.45%     0.425%
     Socially Responsive   0.55%  0.525%   0.50%  0.475%   0.45%     0.425%
     Technology            0.85%   0.85%   0.85%   0.85%   0.85%      0.85%

     Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund's Investor Class (except Fasciano) pays Management an administration fee at the annual rate of 0.26% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.40% of its average daily net assets, and the Investor Class of Fasciano and the Institutional Class of Genesis pay Management an administration fee at the annual rate of 0.15% of its average daily net assets.

     Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Fasciano Company, Inc. acted as the investment adviser to Fasciano's Predecessor, from its inception through March 23, 2001, and was paid 1.00% of the average daily net assets for management and administration services.

     For the Trust Class of Focus, Guardian, Millennium, Partners, Regency and Socially Responsive, and the Advisor Class of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The trustees of the Trust have adopted plans (each a "Plan") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class' and 0.25% of such Advisor Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Notes to Financial Statements Equity Funds cont'd

Management has undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                    Reimbursement from
                                                                Management for the Six
                      Expense                                             Months Ended
Class          Limitation/(1)/ Contractual/Voluntary Expiration      February 28, 2002
Century
 Fund
 Investor
 Class              1.50%           Contractual       12/31/11          74,358
Focus
 Fund
 Trust
 Class              1.50%           Contractual       12/31/04              --
Focus
 Fund
 Advisor
 Class              1.50%           Contractual       12/31/13              --
Genesis
 Fund
 Trust
 Class              1.50%           Contractual       12/31/04              --
Genesis
 Fund
 Advisor
 Class              1.50%           Contractual       12/31/13              --
Genesis
 Fund
 Institutional
 Class              0.85%           Contractual       12/31/13          52,702
Guardian
 Fund
 Trust
 Class              1.50%           Contractual       12/31/04              --
Guardian
 Fund
 Advisor
 Class              1.50%           Contractual       12/31/13              --

 International
 Fund
 Investor
 Class              1.70%           Contractual       12/31/04          16,420

 International
 Fund
 Trust
 Class              2.00%           Contractual       12/31/11           6,834
Manhattan
 Fund
 Trust
 Class              1.50%           Contractual       12/31/04              --
Manhattan
 Fund
 Advisor
 Class              1.50%           Contractual       12/31/13           6,724

 Millennium
 Fund
 Investor
 Class              1.75%           Contractual       12/31/04              --

 Millennium
 Fund
 Trust
 Class              1.75%           Contractual       12/31/13           6,704
Partners
 Fund
 Trust
 Class              1.50%           Contractual       12/31/04              --
Partners
 Fund
 Advisor
 Class              1.50%           Contractual       12/31/13              --
Regency
 Fund
 Investor
 Class              1.50%           Contractual       12/31/11           9,771
Regency
 Fund
 Trust
 Class              1.50%           Contractual       12/31/11          32,874
Socially
 Responsive
 Fund
 Trust
 Class              1.50%           Contractual       12/31/04              --

 Technology
 Fund
 Investor
 Class              2.00%           Contractual       12/31/11          76,912

(1)Expense limitation per annum of the respective class' average daily net assets.

Through March 23, 2001, Fasciano Company, Inc., agreed to reimburse Fasciano's Predecessor to the extent that total operating expenses, excluding brokers' commissions and other charges relative to the purchase and sale of portfolio securities, interest charges, taxes, litigation and other extraordinary expenses, exceeded 2.00% of average net assets. No amounts were reimbursed to Fasciano's Predecessor under this arrangement.

The Investor Class of Century, International, Millennium, Regency, and Technology and the Trust Class, Advisor Class, and Institutional Class of each fund have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended February 28, 2002, there was no reimbursement to Management.

Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

     Each class of shares also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from certain classes under the Plan, as described above.

     Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $0, $14, $432, $5,054, $544, $62, $322, $103, $201, $28, $499, and $122
     for Century, Fasciano, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, Socially Responsive, and Technology, respectively.

     Note C--Securities Transactions:

     During the six months ended February 28, 2002, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

                                         Purchases        Sales
                Century             $   10,389,000 $ 13,399,000
                Fasciano                15,640,000   18,172,000
                Focus                  230,428,000  294,727,000
                Genesis                646,200,000  189,293,000
                Guardian             1,019,886,000  997,458,000
                International           22,636,000   27,144,000
                Manhattan              228,104,000  276,976,000
                Millennium              77,743,000   83,922,000
                Partners               662,361,000  796,051,000
                Regency                 28,486,000   31,110,000
                Socially Responsive     32,754,000   34,754,000
                Technology              14,656,000   15,733,000

     During the six months ended February 28, 2002, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                  Other
                                   Neuberger    Brokers      Total
              Century             $   16,000 $    9,000 $   25,000
              Fasciano                18,000     27,000     45,000
              Focus                  295,000    390,000    685,000
              Genesis                413,000    618,000  1,031,000
              Guardian             1,570,000  1,816,000  3,386,000
              International               --    118,000    118,000
              Manhattan              238,000    194,000    432,000
              Millennium              29,000     43,000     72,000
              Partners             1,274,000  1,087,000  2,361,000
              Regency                 64,000     20,000     84,000
              Socially Responsive     78,000     17,000     95,000
              Technology              10,000      3,000     13,000

Notes to Financial Statements Equity Funds cont'd

     Note D--Line of Credit:

     At February 28, 2002, each Fund (except International) was a holder of a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at February 28, 2002. During the six months ended February 28, 2002, none of the Funds utilized this line of credit.

     At February 28, 2002, International was one of two holders of a single $20,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in this line of credit on the same terms. Because another investment company participates, there is no assurance that an individual Fund will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at February 28, 2002, nor had it utilized this line of credit at any time prior to that date.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

     Note E--Investments In Non-Controlled Affiliates*:

Focus
                                                    Gross              Balance of
                                     Balance of Purchases      Gross  Shares Held        Value
                                    Shares Held       and  Sales and February 28, February 28,
Name of Issuer                  August 31, 2001 Additions Reductions         2002         2002
Furniture Brands International     3,945,000         --    330,000    3,615,000   $137,912,000
Nationwide Financial Services      1,597,500         --     25,000    1,572,500     63,655,000
Pacific Sunwear of California**    1,785,000     20,000    465,000    1,340,000     32,857,000
Tech Data                          3,272,500     20,000    497,500    2,795,000    128,011,000

Genesis
                                                         Gross              Balance of
                                          Balance of Purchases      Gross  Shares Held        Value
                                         Shares Held       And  Sales And February 28, February 28,
Name of Issuer                       August 31, 2001 Additions Reductions         2002         2002
AAR Corp.**                             1,528,350          --  1,528,350          --   $         --
Actel Corp.                             1,288,600      75,000         --   1,363,600     24,449,000
Alberto-Culver Class A                  1,261,900     185,000         --   1,446,900     66,080,000
Alliant Techsystems**                     546,050     273,025    251,300     567,775     53,320,000
Annuity and Life Re                       996,400     453,200         --   1,449,600     24,034,000
AptarGroup Inc.                         2,671,800     512,200         --   3,184,000    110,166,000
Church & Dwight                         2,135,000     210,000         --   2,345,000     72,461,000
Davox Corp.                               814,700      11,700         --     826,400      7,140,000
Fair, Isaac & Co.**                       862,350     195,300     29,400   1,028,250     63,083,000
The First Years                           475,500          --         --     475,500      5,635,000
Haemonetics Corp.                       1,105,800     480,300         --   1,586,100     47,710,000
Kaydon Corp.                            1,483,600      40,000         --   1,523,600     38,059,000
Mentor Corp.                            1,753,000     214,000         --   1,967,000     64,911,000
META Group**                              138,500          --    138,500          --             --
Mutual Risk Management**                1,271,686          --  1,271,686          --             --
OceanFirst Financial                      557,100          --         --     557,100     15,086,000
R.H. Donnelley                            678,700     922,000         --   1,600,700     46,084,000
Simpson Manufacturing                     700,100      60,800         --     760,900     41,089,000
Scottish Annuity and Life Holdings**      891,500          --         --     891,500     14,175,000
Wallace Computer Services               2,679,200     150,000         --   2,829,200     52,849,000
Zebra Technologies                      1,182,300     105,500         --   1,287,800     66,309,000

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.

     ** At February 28, 2002, the issuers of these securities were no longer affiliated with the Fund.

     Note F--Cessation of Operations:

     On October 2, 2001, the Board of Trustees of Neuberger Berman Equity Funds approved the cessation of the operations of the Trust Classes of Neuberger Berman Century Fund and Neuberger Berman Technology Fund. The Trust Classes of Neuberger Berman Century Fund and Neuberger Berman Technology Fund ceased operations on December 14, 2001 and January 15, 2002, respectively. Shareholders received the net asset value per share for all shares they owned at that date. This may have been a taxable event for those shareholders not participating in a qualified retirement vehicle.

Notes to Financial Statements Equity Funds cont'd

     On September 7, 2000 and December 6, 2000, the Board of Trustees of Neuberger Berman Equity Assets approved the cessation of the operations of Neuberger Berman Socially Responsive Assets and Neuberger Berman Millennium Assets, respectively. Neuberger Berman Socially Responsive Assets and Neuberger Berman Millennium Assets ceased operations on December 1, 2000 and December 14, 2000, respectively. Shareholders received the net asset value per share for all shares they owned at that date. This may have been a taxable event for those shareholders not participating in a qualified retirement vehicle.

     Note G--Unaudited Financial Information:

     The financial information included in this interim report is taken from the records of each Fund without audit by independent accountants/auditors. Annual reports contain audited financial statements.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Financial Highlights Century Fund


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                              Period from
                                   Six Months Ended      Year Ended     December 6, 1999/\
                                       February 28,      August 31,          to August 31,
                                   --------------------  -------------  ---------------------

                                               2002            2001                   2000
                                        (Unaudited)

Net Asset Value, Beginning of                $ 6.50         $ 13.44                $ 10.00
 Period                                      ------         -------                -------
Income From Investment Operations
Net Investment Income (Loss)                   (.03)           (.08)                  (.05)
Net Gains or Losses on Securities              (.21)          (6.86)                  3.49
 (both realized and unrealized)              ------         -------                -------
Total From Investment Operations               (.24)          (6.94)                  3.44
                                             ------         -------                -------
Net Asset Value, End of Period               $ 6.26         $  6.50                $ 13.44
                                             ------         -------                -------
Total Return/+//+/                            -3.85%**       -51.60%                +34.40%**
Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                   $ 15.4         $  17.5                $  43.6
Ratio of Gross Expenses to Average
 Net Assets/#/                                 1.51%*          1.50%                  1.50%*
Ratio of Net Expenses to Average
 Net Assets/++/                                1.51%*          1.50%                  1.50%*
Ratio of Net Investment Income
 (Loss) to Average Net Assets                  (.89%)*         (.86%)                 (.81%)*
Portfolio Turnover Rate                          62%            107%                    65%


See Notes to Financial Highlights

Financial Highlights Fasciano Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class             Six Months Ended      Two Months Ended
                               February 28,            August 31,                    Year Ended June 30,
                           --------------------  --------------------  ------------------------------------------------

                                       2002                  2001      2001(Pounds)   2000    1999     1998     1997
                                (Unaudited)

Net Asset Value, Beginning           $33.93                $34.39         $32.55    $31.78  $34.91  $ 27.53  $ 24.33
 of Period                           ------                ------         ------    ------  ------  -------  -------
Income From Investment
 Operations
Net Investment Income
 (Loss)                                (.08)                 (.06)          (.11)      .34     .40      .16     (.03)
Net Gains or Losses on
 Securities (both realized             1.66                  (.40)          2.24       .82   (2.25)    8.71     3.82
 and unrealized)                     ------                ------         ------    ------  ------  -------  -------
Total From Investment                  1.58                  (.46)          2.13      1.16   (1.85)    8.87     3.79
 Operations                          ------                ------         ------    ------  ------  -------  -------

Less Distributions
From Net Investment Income               --                    --           (.29)     (.39)   (.03)      --       --
From Net Capital Gains                (1.08)                   --             --        --   (1.25)   (1.49)    (.59)
                                     ------                ------         ------    ------  ------  -------  -------
Total Distributions                   (1.08)                   --           (.29)     (.39)  (1.28)   (1.49)    (.59)
                                     ------                ------         ------    ------  ------  -------  -------
Net Asset Value, End of              $34.43                $33.93         $34.39    $32.55  $31.78  $ 34.91  $ 27.53
 Period                              ------                ------         ------    ------  ------  -------  -------
Total Return/+//+/                    +4.88%**              -1.34%**       +6.64%    +3.70%  -5.20%  +33.20%  +15.80%

Ratios/Supplemental Data
Net Assets, End of Period
 (in millions)                       $213.4                $203.3         $210.6    $266.9  $418.2  $  95.0  $  42.1
Ratio of Gross Expenses to
 Average Net Assets/#/                 1.46%*                1.58%*          1.3%       --%     --%      --%      --%
Ratio of Net Expenses to
 Average Net Assets                    1.46%*                1.58%*          1.3%      1.2%    1.2%     1.3%     1.4%
Ratio of Net Investment
 Income (Loss) to Average
 Net Assets                            (.53%)*              (1.03%)*         (.4%)      .8%    1.8%      .2%     (.4%)
Portfolio Turnover Rate                   8%                    4%             3%       29%     20%      50%      41%


See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Financial Highlights Focus Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                Six Months Ended
                                                     February 28,                     Year Ended August 31,
                                                 --------------------  ----------------------------------------------------

                                                             2002          2001       2000       1999      1998      1997
                                                      (Unaudited)

Net Asset Value, Beginning of Period                     $  36.11      $  50.61   $  36.25   $  27.79  $  38.89  $  28.46
                                                         --------      --------   --------   --------  --------  --------

Income From Investment Operations
Net Investment Income (Loss)                                   --          (.04)      (.01)       .02       .10       .08
Net Gains or Losses on Securities
  (both realized and unrealized)                            (1.89)       (10.23)     19.69      10.50     (6.21)    12.00
                                                         --------      --------   --------   --------  --------  --------
Total From Investment Operations                            (1.89)       (10.27)     19.68      10.52     (6.11)    12.08
                                                         --------      --------   --------   --------  --------  --------

Less Distributions
From Net Investment Income                                     --            --       (.01)      (.09)     (.06)     (.22)
From Net Capital Gains                                      (2.42)        (4.23)     (5.31)     (1.97)    (4.93)    (1.43)
                                                         --------      --------   --------   --------  --------  --------
Total Distributions                                         (2.42)        (4.23)     (5.32)     (2.06)    (4.99)    (1.65)
                                                         --------      --------   --------   --------  --------  --------
Net Asset Value, End of Period                           $  31.80      $  36.11   $  50.61   $  36.25  $  27.79  $  38.89
                                                         --------      --------   --------   --------  --------  --------
Total Return/++/                                            -5.60%**     -20.40%    +59.29%    +38.09%   -17.37%   +43.92%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $1,473.3      $1,618.6   $1,996.4   $1,326.6  $1,119.9  $1,411.9
Ratio of Gross Expenses to Average Net Assets/#/              .85%*         .83%       .85%       .85%      .84%      .86%
Ratio of Net Expenses to Average Net Assets                   .85%*         .83%       .84%       .85%      .84%      .86%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   .01%*        (.09%)     (.02%)      .03%      .27%      .21%
Portfolio Turnover Rate                                        12%           38%        55%        57%       64%       63%

Trust Class/-/+//                       Six Months Ended
                                            February 28,                          Year Ended August 31,
                                        --------------------  --------------------------------------------------------------

                                                    2002         2001      2000         1999         1998         1997
                                             (Unaudited)

Net Asset Value, Beginning of Period              $26.66      $ 35.33   $ 23.62      $ 17.14      $ 21.27      $ 14.83
                                                  ------      -------   -------      -------      -------      -------

Income From Investment Operations
Net Investment Income (Loss)                        (.02)        (.08)     (.05)        (.02)         .03          .01
Net Gains or Losses on Securities
 (both realized and unrealized)                    (1.41)       (7.17)    13.40         6.53        (3.66)        6.49
                                                  ------      -------   -------      -------      -------      -------
Total From Investment Operations                   (1.43)       (7.25)    13.35         6.51        (3.63)        6.50
                                                  ------      -------   -------      -------      -------      -------

Less Distributions
From Net Investment Income                            --           --        --         (.03)        (.01)        (.06)
From Net Capital Gains                             (1.78)       (1.42)    (1.64)          --         (.49)          --
                                                  ------      -------   -------      -------      -------      -------
Total Distributions                                (1.78)       (1.42)    (1.64)        (.03)        (.50)        (.06)
                                                  ------      -------   -------      -------      -------      -------
Net Asset Value, End of Period                    $23.45      $ 26.66   $ 35.33      $ 23.62      $ 17.14      $ 21.27
                                                  ------      -------   -------      -------      -------      -------
Total Return/+//+/                                 -5.73%**    -20.58%   +59.02%      +38.07%      -17.45%      +43.93%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)           $361.0      $ 398.2   $ 372.4      $ 216.0      $ 193.2      $ 160.9
Ratio of Gross Expenses to Average Net
 Assets/#/                                          1.04%*       1.03%     1.05%         .95%         .94%         .96%
Ratio of Net Expenses to Average Net
 Assets                                             1.04%*       1.03%     1.05%/++/     .95%/++/     .94%/++/     .96%/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                              (.17%)*      (.28%)    (.22%)       (.07%)        .17%         .11%
Portfolio Turnover Rate                               12%          38%       55%          57%          64%          63%


See Notes to Financial Highlights

Financial Highlights Focus Fund cont'd

Advisor Class/+/
                                        Six Months Ended
                                            February 28,                   Year Ended August 31,
                                        --------------------  -------------------------------------------------

                                                    2002         2001      2000         1999         1998
                                             (Unaudited)

Net Asset Value, Beginning of Period              $18.64      $ 23.57   $ 16.18      $ 11.31      $ 14.34
                                                  ------      -------   -------      -------      -------

Income From Investment Operations
Net Investment Income (Loss)                        (.03)        (.15)     (.06)        (.08)        (.03)
Net Gains or Losses on Securities
  (both realized and unrealized)                    (.97)       (4.78)     8.99         4.96        (2.42)
                                                  ------      -------   -------      -------      -------
Total From Investment Operations                   (1.00)       (4.93)     8.93         4.88        (2.45)
                                                  ------      -------   -------      -------      -------

Less Distributions
From Net Capital Gains                             (1.24)          --     (1.54)        (.01)        (.58)
                                                  ------      -------   -------      -------      -------
Net Asset Value, End of Period                    $16.40      $ 18.64   $ 23.57      $ 16.18      $ 11.31
                                                  ------      -------   -------      -------      -------
Total Return/+//+/                                 -5.74%**    -20.92%   +58.68%      +43.15%      -17.73%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)           $ 20.3      $  20.7   $  15.2      $   1.9      $   0.5
Ratio of Gross Expenses to Average Net
 Assets/#/                                          1.26%*       1.47%     1.50%        1.50%        1.50%
Ratio of Net Expenses to Average Net
 Assets                                             1.26%*       1.47%     1.50%/++/    1.50%/++/    1.50%/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                              (.38%)*      (.71%)    (.66%)       (.58%)       (.36%)
Portfolio Turnover Rate                               12%          38%       55%          57%          64%

Advisor Class/+/                                Period from
                                        September 4, 1996/\
                                              to August 31,
                                        -------------------

                                                1997


Net Asset Value, Beginning of Period          $ 10.00
                                              -------

Income From Investment Operations
Net Investment Income (Loss)                     (.05)
Net Gains or Losses on Securities
  (both realized and unrealized)                 4.39
                                              -------
Total From Investment Operations                 4.34
                                              -------

Less Distributions
From Net Capital Gains                             --
                                              -------
Net Asset Value, End of Period                $ 14.34
                                              -------
Total Return/+//+/                             +43.40%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)       $   0.1
Ratio of Gross Expenses to Average Net
 Assets/#/                                      1.50 %*
Ratio of Net Expenses to Average Net
 Assets                                          1.50%*/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                           (.43%)*
Portfolio Turnover Rate                            63%


See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Financial Highlights Genesis Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                Six Months Ended
                                                     February 28,                       Year Ended August 31,
                                                 --------------------  --------------------------------------------------------
                                                             2002         2001      2000      1999      1998         1997
                                                      (Unaudited)

Net Asset Value, Beginning of Period                     $  19.78      $ 18.00   $ 14.39   $ 12.47  $  15.55      $ 10.91
                                                         --------      -------   -------   -------  --------      -------
Income From Investment Operations
Net Investment Income (Loss)                                 (.03)        (.01)       --       .11       .11         (.01)
Net Gains or Losses on Securities (both realized             1.65         2.83      3.69      2.27     (3.00)        4.80
 and unrealized)                                         --------      -------   -------   -------  --------      -------
Total From Investment Operations                             1.62         2.82      3.69      2.38     (2.89)        4.79
                                                         --------      -------   -------   -------  --------      -------

Less Distributions
From Net Investment Income                                     --           --      (.08)     (.12)       --           --
From Net Capital Gains                                       (.58)       (1.04)       --      (.34)     (.19)        (.15)
                                                         --------      -------   -------   -------  --------      -------
Total Distributions                                          (.58)       (1.04)     (.08)     (.46)     (.19)        (.15)
                                                         --------      -------   -------   -------  --------      -------
Net Asset Value, End of Period                           $  20.82      $ 19.78   $ 18.00   $ 14.39  $  12.47      $ 15.55
                                                         --------      -------   -------   -------  --------      -------
Total Return/++/                                            +8.37%**    +16.52%   +25.79%   +19.20%   -18.82%      +44.32%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $1,106.0      $ 978.3   $ 749.0   $ 851.3  $1,079.1      $ 718.1
Ratio of Gross Expenses to Average Net Assets/#/             1.08%*       1.11%     1.21%     1.17%     1.11%        1.17%
Ratio of Net Expenses to Average Net Assets                  1.08%*       1.11%     1.21%     1.17%     1.10%/++/    1.16%/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                       (.26%)*      (.07%)    (.02%)     .61%      .72%        (.08%)
Portfolio Turnover Rate                                         6%          19%       38%       33%       18%          18%

Trust Class/+/                                   Six Months Ended
                                                     February 28,                       Year Ended August 31,
                                                 --------------------  --------------------------------------------------------
                                                             2002          2001      2000      1999     1998         1997
                                                      (Unaudited)
Net Asset Value, Beginning of Period                     $  28.33      $  25.34   $ 20.26   $ 17.28  $ 21.45      $ 14.99
                                                         --------      --------   -------   -------  -------      -------
Income From Investment Operations
Net Investment Income (Loss)                                 (.04)         (.03)       --       .13      .12         (.01)
Net Gains or Losses on Securities (both realized             2.35          4.06      5.19      3.17    (4.14)        6.61
 and unrealized)                                         --------      --------   -------   -------  -------      -------
Total From Investment Operations                             2.31          4.03      5.19      3.30    (4.02)        6.60
                                                         --------      --------   -------   -------  -------      -------
Less Distributions
From Net Investment Income                                     --            --      (.11)     (.12)      --           --
From Net Capital Gains                                       (.84)        (1.04)       --      (.20)    (.15)        (.14)
                                                         --------      --------   -------   -------  -------      -------
Total Distributions                                          (.84)        (1.04)     (.11)     (.32)    (.15)        (.14)
                                                         --------      --------   -------   -------  -------      -------
Net Asset Value, End of Period                           $  29.80      $  28.33   $ 25.34   $ 20.26  $ 17.28      $ 21.45
                                                         --------      --------   -------   -------  -------      -------
Total Return/++/                                            +8.34%**     +16.50%   +25.76%   +19.15%  -18.88%      +44.31%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $1,999.8      $1,520.1   $ 770.9   $ 591.1  $ 704.5      $ 382.7
Ratio of Gross Expenses to Average Net Assets/#/             1.13%*        1.15%     1.21%     1.23%    1.17%        1.26%
Ratio of Net Expenses to Average Net Assets                  1.13%*        1.15%     1.21%     1.23%    1.17%/++/    1.25%/++/
Ratio of Net Investment Income (Loss)
 to Average Net Assets                                       (.30%)*       (.11%)    (.02%)     .54%     .68%        (.16%)
Portfolio Turnover Rate                                        6 %           19%       38%       33%      18%         18 %



See Notes to Financial Highlights

Financial Highlights Genesis Fund cont'd


                                            Six Months Ended
Advisor Class/+/                                February 28,                   Year Ended August 31,
                                            --------------------  -------------------------------------------------

                                                        2002         2001      2000         1999         1998
                                                 (Unaudited)

Net Asset Value, Beginning of Period                  $16.72      $ 15.84   $ 12.64      $ 10.67      $ 13.21
                                                      ------      -------   -------      -------      -------
Income From Investment Operations
Net Investment Income (Loss)                            (.05)        (.07)     (.04)         .01          .02
Net Gains or Losses on Securities                       1.39         2.42      3.25         1.99        (2.52)
 (both realized and unrealized)                       ------      -------   -------      -------      -------
Total From Investment Operations                        1.34         2.35      3.21         2.00        (2.50)
                                                      ------      -------   -------      -------      -------
Less Distributions
From Net Investment Income                                --           --      (.01)        (.03)          --
From Net Capital Gains                                  (.49)       (1.47)       --           --         (.04)
                                                      ------      -------   -------      -------      -------
Total Distributions                                     (.49)       (1.47)     (.01)        (.03)        (.04)
                                                      ------      -------   -------      -------      -------
Net Asset Value, End of Period                        $17.57      $ 16.72   $ 15.84      $ 12.64      $ 10.67
                                                      ------      -------   -------      -------      -------
Total Return/+//+/                                     +8.19%**    +16.18%   +25.42%      +18.75%      -18.99%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)               $252.8      $ 169.7   $  99.0      $  81.8      $  24.5
Ratio of Gross Expenses to Average Net
 Assets/#/                                              1.39%*       1.46%     1.50%        1.50%        1.50%
Ratio of Net Expenses to Average Net Assets             1.38%*       1.46%     1.50%/++/    1.50%/++/    1.50%/++/
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                     (.56%)*      (.42%)    (.31%)        .16%         .60%
Portfolio Turnover Rate                                    6%          19%       38%          33%          18%

                                                Period from
                                            April 2, 1997/\
Advisor Class/+/                              to August 31,
                                            ---------------------

                                                       1997


Net Asset Value, Beginning of Period                $ 10.00
                                                    -------
Income From Investment Operations
Net Investment Income (Loss)                           (.01)
Net Gains or Losses on Securities                      3.22
 (both realized and unrealized)                     -------
Total From Investment Operations                       3.21
                                                    -------
Less Distributions
From Net Investment Income                               --
From Net Capital Gains                                   --
                                                    -------
Total Distributions                                      --
                                                    -------
Net Asset Value, End of Period                      $ 13.21
                                                    -------
Total Return/+//+/                                   +32.10%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)             $   0.7
Ratio of Gross Expenses to Average Net
 Assets/#/                                             1.50%*
Ratio of Net Expenses to Average Net Assets            1.50%*/++/
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                    (.36%)*
Portfolio Turnover Rate                                  18%

                                                                                                  Period from
                                                 Six Months Ended                              July 1, 1999/\
Institutional Class/+/                               February 28,      Year Ended August 31,    to August 31,
                                                 --------------------  ----------------------  -----------------

                                                             2002           2001        2000             1999
                                                      (Unaudited)
Net Asset Value, Beginning of Period                       $26.88      $ 25.41     $ 20.28             $21.01
                                                           ------       -------     -------            ------
Income From Investment Operations
Net Investment Income (Loss)                                   --          .05         .08                .02
Net Gains or Losses on Securities                            2.23         3.87        5.20               (.75)
 (both realized and unrealized)                            ------       -------     -------            ------
Total From Investment Operations                             2.23         3.92        5.28               (.73)
                                                           ------       -------     -------            ------

Less Distributions
From Net Investment Income                                     --         (.06)       (.04)                --
From Net Capital Gains                                       (.79)       (2.39)       (.11)                --
                                                           ------       -------     -------            ------
Total Distributions                                          (.79)       (2.45)       (.15)                --
                                                           ------       -------     -------            ------
Net Asset Value, End of Period                             $28.32      $ 26.88     $ 25.41             $20.28
                                                           ------       -------     -------            ------
Total Return/+//+/                                          +8.48%**    +16.87%     +26.22%             -3.47%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                    $434.9      $ 357.7     $ 232.1             $224.2
Ratio of Gross Expenses to Average Net Assets/#/              .85%*        .85%        .85%               .85%*
Ratio of Net Expenses to Average Net Assets/++/               .85%*        .85%        .85%               .85%*
Ratio of Net Investment Income (Loss) to
  Average Net Assets                                         (.03%)*       .19%        .34%               .48%*
Portfolio Turnover Rate                                         6%          19%         38%                33%



See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Financial Highlights Guardian Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                Six Months Ended
                                                     February 28,                    Year Ended August 31,
                                                 --------------------  --------------------------------------------------
                                                             2002          2001      2000      1999      1998      1997
                                                      (Unaudited)

Net Asset Value, Beginning of Period                     $  14.30      $  20.22  $  22.72  $  21.32  $  31.41  $  23.78
                                                         --------      --------  --------  --------  --------  --------

Income From Investment Operations
Net Investment Income (Loss)                                  .06           .13       .14       .18       .18       .15
Net Gains or Losses on Securities (both realized             (.23)        (2.82)     2.99      5.29     (6.09)     8.96
 and unrealized)                                         --------      --------  --------  --------  --------  --------
Total From Investment Operations                             (.17)        (2.69)     3.13      5.47     (5.91)     9.11
                                                         --------      --------  --------  --------  --------  --------

Less Distributions
From Net Investment Income                                   (.07)         (.13)     (.15)     (.16)     (.18)     (.24)
From Net Capital Gains                                         --         (3.10)    (5.48)    (3.91)    (4.00)    (1.24)
                                                         --------      --------  --------  --------  --------  --------
Total Distributions                                          (.07)        (3.23)    (5.63)    (4.07)    (4.18)    (1.48)
                                                         --------      --------  --------  --------  --------  --------
Net Asset Value, End of Period                           $  14.06      $  14.30  $  20.22  $  22.72  $  21.32  $  31.41
                                                         --------      --------  --------  --------  --------  --------
Total Return/+//+/                                          -1.16%**     -13.36%   +16.84%   +26.12%   -20.80%   +39.69%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $1,866.6      $1,999.5  $2,713.2  $3,441.0  $4,210.8  $6,475.1
Ratio of Gross Expenses to Average Net Assets/#/              .87%*         .84%      .84%      .82%      .79%      .80%
Ratio of Net Expenses to Average Net Assets                   .87%*         .84%      .84%      .82%      .79%      .80%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   .86%*         .83%      .64%      .70%      .59%      .55%
Portfolio Turnover Rate                                        44%           88%       83%       73%       60%       50%


Trust Class/+/                                   Six Months Ended
                                                     February 28,                   Year Ended August 31,
                                                 --------------------  -------------------------------------------------
                                                             2002         2001      2000      1999      1998      1997
                                                      (Unaudited)

Net Asset Value, Beginning of Period                       $11.27      $ 15.44  $  16.36  $  14.24  $  19.47  $  14.24
                                                           ------      -------  --------  --------  --------  --------
Income From Investment Operations
Net Investment Income (Loss)                                  .04          .09       .09       .12       .09       .08
Net Gains or Losses on Securities (both realized             (.18)       (2.16)     2.23      3.57     (3.93)     5.48
 and unrealized)                                           ------      -------  --------  --------  --------  --------
Total From Investment Operations                             (.14)       (2.07)     2.32      3.69     (3.84)     5.56
                                                           ------      -------  --------  --------  --------  --------

Less Distributions
From Net Investment Income                                   (.05)        (.09)     (.10)     (.10)     (.10)     (.10)
From Net Capital Gains                                         --        (2.01)    (3.14)    (1.47)    (1.29)     (.23)
                                                           ------      -------  --------  --------  --------  --------
Total Distributions                                          (.05)       (2.10)    (3.24)    (1.57)    (1.39)     (.33)
                                                           ------      -------  --------  --------  --------  --------
Net Asset Value, End of Period                             $11.08      $ 11.27  $  15.44  $  16.36  $  14.24  $  19.47
                                                           ------      -------  --------  --------  --------  --------
Total Return/+//+/                                          -1.22%**    -13.47%   +16.72%   +26.07%   -20.88%   +39.56%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                    $446.6      $ 555.4  $1,093.6  $1,251.2  $1,529.5  $2,269.8
Ratio of Gross Expenses to Average Net Assets/#/             1.01%*        .98%      .91%      .88%      .87%      .88%
Ratio of Net Expenses to Average Net Assets                  1.01%*        .98%      .91%      .88%      .87%      .88%
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                   .72%*        .69%      .58%      .65%      .50%      .47%
Portfolio Turnover Rate                                        44%          88%       83%       73%       60%       50%


See Notes to Financial Highlights

Financial Highlights Guardian Fund cont'd

Advisor Class/+/
                                     Six Months Ended
                                         February 28,                 Year Ended August 31,
                                     --------------------  --------------------------------------------
                                                 2002         2001     2000     1999         1998
                                          (Unaudited)

Net Asset Value, Beginning of Period           $12.75      $ 15.60  $ 13.54  $ 10.81      $ 13.88
                                               ------      -------  -------  -------      -------
Income From Investment Operations
Net Investment Income (Loss)                      .03          .05       --       --         (.02)
Net Gains or Losses on Securities                (.20)       (2.19)    2.16     2.73        (2.92)
 (both realized and unrealized)                ------      -------  -------  -------      -------
Total From Investment Operations                 (.17)       (2.14)    2.16     2.73        (2.94)
                                               ------      -------  -------  -------      -------

Less Distributions
From Net Investment Income                       (.04)        (.03)    (.01)      --           --
From Net Capital Gains                             --         (.68)    (.09)      --         (.13)
                                               ------      -------  -------  -------      -------
Total Distributions                              (.04)        (.71)    (.10)      --         (.13)
                                               ------      -------  -------  -------      -------
Net Asset Value, End of Period                 $12.54      $ 12.75  $ 15.60  $ 13.54      $ 10.81
                                               ------      -------  -------  -------      -------
Total Return/+//+/                              -1.32%**    -13.74%  +16.04%  +25.25%      -21.34%

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                     $ 21.1      $  24.1  $  27.5  $  24.8      $  17.5
Ratio of Gross Expenses to Average
 Net Assets/#/                                   1.23%*       1.32%    1.48%    1.50%        1.50%
Ratio of Net Expenses to Average
 Net Assets                                      1.23%*       1.32%    1.47%    1.50%/++/    1.50%/++/
Ratio of Net Investment Income
 (Loss) to Average Net Assets                     .49%*        .35%      --%     .03%        (.16%)
Portfolio Turnover Rate                            44%          88%      83%      73%          60%

Advisor Class/+/                             Period from
                                     September 4, 1996/\
                                           to August 31,
                                     -------------------------
                                                    1997


Net Asset Value, Beginning of Period             $ 10.00
                                                 -------
Income From Investment Operations
Net Investment Income (Loss)                         .01
Net Gains or Losses on Securities                   3.88
 (both realized and unrealized)                  -------
Total From Investment Operations                    3.89
                                                 -------

Less Distributions
From Net Investment Income                          (.01)
From Net Capital Gains                                --
                                                 -------
Total Distributions                                 (.01)
                                                 -------
Net Asset Value, End of Period                   $ 13.88
                                                 -------
Total Return/+//+/                                +38.92%**

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                       $   9.3
Ratio of Gross Expenses to Average
 Net Assets/#/                                      1.50%*
Ratio of Net Expenses to Average
 Net Assets                                         1.50%*/++/
Ratio of Net Investment Income
 (Loss) to Average Net Assets                       (.12%)*
Portfolio Turnover Rate                               50%


See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Financial Highlights International Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/              Six Months Ended
                                   February 28,                            Year Ended August 31,
                               -----------------------  ------------------------------------------------------------

                                           2002            2001     2000      1999         1998          1997
                                    (Unaudited)

Net Asset Value, Beginning of            $11.81         $ 20.82  $ 16.76   $ 13.85       $14.83       $ 11.91
 Period                                  ------         -------  -------   -------       ------       -------
Income From Investment
 Operations
Net Investment Income (Loss)               (.02)            .05     (.07)     (.08)        (.03)           --
Net Gains or Losses on
 Securities (both realized                 (.77)          (4.74)    4.35      3.00         (.81)         2.94
 and unrealized)                         ------         -------  -------   -------       ------       -------
Total From Investment                      (.79)          (4.69)    4.28      2.92         (.84)         2.94
 Operations                              ------         -------  -------   -------       ------       -------

Less Distributions
From Net Investment Income                 (.02)             --     (.01)       --           --          (.02)
From Net Capital Gains                     (.04)          (4.32)    (.21)     (.01)        (.14)           --
                                         ------         -------  -------   -------       ------       -------
Total Distributions                        (.06)          (4.32)    (.22)     (.01)        (.14)         (.02)
                                         ------         -------  -------   -------       ------       -------
Net Asset Value, End of Period           $10.96         $ 11.81  $ 20.82   $ 16.76       $13.85       $ 14.83
                                         ------         -------  -------   -------       ------       -------
Total Return/+//+/                        -6.70%**       -25.71%  +25.43%   +21.09%       -5.69%       +24.71%
Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                               $ 83.5         $  98.2  $ 193.7   $ 112.5       $125.5       $ 115.4
Ratio of Gross Expenses to
 Average Net Assets/#/                     1.70%*         1.56 %   1.43 %    1.61 %       1.71 %        1.70 %
Ratio of Net Expenses to
 Average Net Assets                        1.70%*/++/     1.56 %   1.43 %    1.61 %/(S)/   1.70%/(S)/   1.70 %/(S)/
Ratio of Net Investment
 Income (Loss) to Average Net
 Assets                                    (.44%)*         .33 %    (.33%)    (.43%)       (.24%)        (.02%)
Portfolio Turnover Rate                      27%             61%      80%       94%          46%          37 %

Trust Class/+/                                                                                 Period from
                                      Six Months Ended                                     June 29, 1998/\
                                          February 28,         Year Ended August 31,         to August 31,
                                      --------------------  -----------------------------  ------------------

                                                  2002         2001     2000      1999                1998
                                           (Unaudited)

Net Asset Value, Beginning of Period            $12.56      $ 21.24  $ 16.92   $ 13.87             $ 17.13
                                                ------      -------  -------   -------             -------
Income From Investment Operations
Net Investment Income (Loss)                      (.04)          --     (.08)     (.07)               (.02)
Net Gains or Losses on Securities
 (both realized and unrealized)                   (.84)       (4.82)    4.61      3.12               (3.24)
                                                ------      -------  -------   -------             -------
Total From Investment Operations                  (.88)       (4.82)    4.53      3.05               (3.26)
                                                ------      -------  -------   -------             -------

Less Distributions
From Net Investment Income                          --           --     (.01)       --                  --
From Net Capital Gains                            (.04)       (3.86)    (.20)       --                  --
                                                ------      -------  -------   -------             -------
Total Distributions                               (.04)       (3.86)    (.21)       --                  --
                                                ------      -------  -------   -------             -------
Net Asset Value, End of Period                  $11.64      $ 12.56  $ 21.24   $ 16.92             $ 13.87
                                                ------      -------  -------   -------             -------
Total Return/+//+/                               -7.01%**    -25.43%  +26.72%   +21.99%             -19.03%**

Ratios/Supplemental Data
Net Assets, End of Period (in
 millions)                                      $  1.2      $   1.8  $   4.0   $   2.4             $   1.8
Ratio of Gross Expenses to Average
 Net Assets/#/                                    1.98%*      1.86 %   1.53 %    1.70 %               1.70%*
Ratio of Net Expenses to Average Net
 Assets/++/                                       1.98%*      1.86 %   1.53 %    1.70 %               1.70%*
Ratio of Net Investment Income (Loss)
 to Average Net Assets                            (.71%)*       -- %    (.43%)    (.49%)              (.54%)*
Portfolio Turnover Rate                            27 %         61 %     80 %      94 %                46 %



See Notes to Financial Highlights

Financial Highlights Manhattan Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

                                                 Six Months Ended
Investor Class/+/                                    February 28,                    Year Ended August 31,
                                                 --------------------  ---------------------------------------------------

                                                             2002         2001       2000      1999      1998      1997
                                                      (Unaudited)

Net Asset Value, Beginning of Period                       $ 6.63      $ 21.01   $  12.07   $  9.42   $ 14.51   $ 11.94
                                                           ------      -------   --------   -------   -------   -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.02)        (.05)      (.08)     (.06)     (.05)     (.03)
Net Gains or Losses on Securities (both realized             (.58)       (8.97)     10.22      3.54     (1.20)     4.26
 and unrealized)                                           ------      -------   --------   -------   -------   -------
Total From Investment Operations                             (.60)       (9.02)     10.14      3.48     (1.25)     4.23
                                                           ------      -------   --------   -------   -------   -------

Less Distributions
From Net Capital Gains                                       (.05)       (5.36)     (1.20)     (.83)    (3.84)    (1.66)
                                                           ------      -------   --------   -------   -------   -------
Net Asset Value, End of Period                             $ 5.98      $  6.63   $  21.01   $ 12.07   $  9.42   $ 14.51
                                                           ------      -------   --------   -------   -------   -------
Total Return/+//+/                                          -9.12%**    -51.10%    +87.89%   +37.40%   -11.02%   +38.75%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                    $409.1      $ 517.8   $1,178.6   $ 566.0   $ 476.6   $ 570.4
Ratio of Gross Expenses to Average Net Assets/#/             1.04%*       .95 %      .92 %    1.00 %     .95 %     .99 %
Ratio of Net Expenses to Average Net Assets                  1.04%*       .95 %      .92 %    1.00 %     .94 %     .98 %
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (.67%)*      (.52%)     (.52%)    (.50%)    (.42%)    (.20%)
Portfolio Turnover Rate                                        48%         102%       105%      115%       90%       89%

                                                 Six Months Ended
Trust Class/+/                                       February 28,                          Year Ended August 31,
                                                 --------------------  -------------------------------------------------

                                                             2002         2001      2000         1999         1998
                                                      (Unaudited)

Net Asset Value, Beginning of Period                       $10.23      $ 26.01   $ 15.02      $ 11.61      $ 15.77
                                                           ------      -------   -------      -------      -------

Income From Investment Operations
Net Investment Income (Loss)                                 (.04)        (.11)     (.11)        (.11)        (.07)
Net Gains or Losses on Securities
  (both realized and unrealized)                             (.88)      (12.03)    12.64         4.29        (1.40)
                                                           ------      -------   -------      -------      -------
Total From Investment Operations                             (.92)      (12.14)    12.53         4.18        (1.47)
                                                           ------      -------   -------      -------      -------

Less Distributions
From Net Capital Gains                                       (.07)       (3.64)    (1.54)        (.77)       (2.69)
                                                           ------      -------   -------      -------      -------
Net Asset Value, End of Period                             $ 9.24      $ 10.23   $ 26.01      $ 15.02      $ 11.61
                                                           ------      -------   -------      -------      -------
Total Return/+//+/                                          -9.05%**    -51.16%   +87.95%      +36.24%      -11.23%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                    $ 25.5      $  32.0   $ 138.6      $  45.3      $  46.1
Ratio of Gross Expenses to Average Net Assets/#/             1.13%*      1.07 %    1.02 %       1.11 %       1.04 %
Ratio of Net Expenses to Average Net Assets                  1.13%*      1.07 %    1.02 %/++/   1.11 %/++/    1.04%/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (.75%)*      (.66%)    (.62%)       (.61%)       (.52%)
Portfolio Turnover Rate                                        48%         102%      105%         115%          90%

Trust Class/+/


                                                    1997


Net Asset Value, Beginning of Period             $ 12.18
                                                 -------

Income From Investment Operations
Net Investment Income (Loss)                        (.04)
Net Gains or Losses on Securities
  (both realized and unrealized)                    4.55
                                                 -------
Total From Investment Operations                    4.51
                                                 -------

Less Distributions
From Net Capital Gains                              (.92)
                                                 -------
Net Asset Value, End of Period                   $ 15.77
                                                 -------
Total Return/+//+/                                +38.84%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)          $  51.1
Ratio of Gross Expenses to Average Net Assets/#/   1.09 %
Ratio of Net Expenses to Average Net Assets        1.09 %/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                         (.30%)
Portfolio Turnover Rate                               89%


See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Financial Highlights Manhattan Fund cont'd

                                                                                                                Period from
                                        Six Months Ended                                                September 4, 1996/\
Advisor Class/+/                            February 28,               Year Ended August 31,                  to August 31,
                                        --------------------  ----------------------------------------  -------------------

                                                    2002
                                             (Unaudited)         2001      2000      1999      1998            1997

Net Asset Value, Beginning of Period              $10.77      $ 27.05   $ 14.54   $ 10.76   $ 13.75           $ 10.00
                                                  ------      -------   -------   -------   -------           -------
Income From Investment Operations
Net Investment Income (Loss)                        (.06)        (.16)     (.21)     (.04)     (.11)             (.08)
Net Gains or Losses on Securities                   (.93)      (12.62)    12.72      3.92     (1.22)             3.94
 (both realized and unrealized)                   ------      -------   -------   -------   -------           -------
Total From Investment Operations                    (.99)      (12.78)    12.51      3.88     (1.33)             3.86
                                                  ------      -------   -------   -------   -------           -------

Less Distributions
From Net Capital Gains                              (.08)       (3.50)       --      (.10)    (1.66)             (.11)
                                                  ------      -------   -------   -------   -------           -------
Net Asset Value, End of Period                    $ 9.70      $ 10.77   $ 27.05   $ 14.54   $ 10.76           $ 13.75
                                                  ------      -------   -------   -------   -------           -------
Total Return/+//+/                                 -9.26%**    -51.43%   +86.04%   +36.09%   -11.29%           +38.86%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)           $  1.9      $   1.8   $   5.4   $   1.7   $   0.2           $   0.1
Ratio of Gross Expenses to Average
 Net Assets/#/                                      1.50%*      1.50 %    1.50 %    1.50 %    1.50 %            1.50 %*
Ratio of Net Expenses to Average Net
 Assets/++/                                         1.50%*      1.50 %    1.50 %    1.50 %    1.50 %            1.50 %*
Ratio of Net Investment Income
 (Loss) to Average Net Assets                      (1.13%)*     (1.05%)   (1.09%)   (1.00%)   (.98 %)            (.70%)*
Portfolio Turnover Rate                              48 %        102 %     105 %     115 %      90 %              89 %


See Notes to Financial Highlights

Financial Highlights Millennium Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                                                        Period from
                                                  Six Months Ended                                October 20, 1998/\
                                                      February 28,        Year Ended August 31,        to August 31,
                                                  --------------------  ------------------------  ------------------------
                                                              2002         2001      2000                       1999
                                                       (Unaudited)

Net Asset Value, Beginning of Period                        $14.35      $ 36.02   $ 19.49                    $ 10.00
                                                            ------      -------   -------                    -------

Income From Investment Operations
Net Investment Income (Loss)                                  (.08)        (.21)     (.24)                      (.10)
Net Gains or Losses on Securities (both realized              (.88)      (16.36)    18.61                       9.59
 and unrealized)                                            ------      -------   -------                    -------
Total From Investment Operations                              (.96)      (16.57)    18.37                       9.49
                                                            ------      -------   -------                    -------

Less Distributions
From Net Capital Gains                                          --        (5.09)    (1.84)                        --
Tax Return of Capital                                           --         (.01)       --                         --
                                                            ------      -------   -------                    -------
Total Distributions                                             --        (5.10)    (1.84)                        --
                                                            ------      -------   -------                    -------
Net Asset Value, End of Period                              $13.39      $ 14.35   $ 36.02                    $ 19.49
                                                            ------      -------   -------                    -------
Total Return/+//+/                                           -6.56%**    -48.32%   +96.88%                    +94.90%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                     $ 99.0      $ 118.0   $ 315.5                    $  66.4
Ratio of Gross Expenses to Average Net Assets/#/              1.64%*      1.47 %    1.38 %                     1.76 %*
Ratio of Net Expenses to Average Net Assets                   1.64%*      1.47 %    1.38 %/(S)/                 1.75%*/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (1.10%)*     (1.08%)    (.94%)                    (1.23%)*
Portfolio Turnover Rate                                         68%         158%      176%                       208%

                                                                                                                 Period from
                                                            Six Months Ended                              November 4, 1998/\
Trust Class/+/                                                  February 28,      Year Ended August 31,        to August 31,
                                                            --------------------  ----------------------  ---------------------
                                                                        2002          2001       2000                   1999
                                                                 (Unaudited)

Net Asset Value, Beginning of Period                                  $15.82       $ 34.10    $ 18.20                $ 10.00
                                                                      ------      -------    -------                 -------
Income From Investment Operations
Net Investment Income (Loss)                                            (.09)         (.28)      (.27)                  (.10)
Net Gains or Losses on Securities (both realized and                    (.97)       (15.89)     17.45                   8.30
 unrealized)                                                          ------      -------    -------                 -------
Total From Investment Operations                                       (1.06)       (16.17)     17.18                   8.20
                                                                      ------      -------    -------                 -------

Less Distributions
From Net Capital Gains                                                    --         (2.11)     (1.28)                    --
                                                                      ------      -------    -------                 -------
Net Asset Value, End of Period                                        $14.76       $ 15.82    $ 34.10                $ 18.20
                                                                      ------      -------    -------                 -------
Total Return/+//+/                                                     -6.64%**     -48.45%    +96.66%                +82.00%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                               $  6.7       $   7.9    $  19.5                $   2.2
Ratio of Gross Expenses to Average Net Assets/#/                        1.75%*       1.75 %     1.75 %                 1.76 %*
Ratio of Net Expenses to Average Net Assets/++/                         1.75%*       1.75 %     1.75 %                 1.75 %*
Ratio of Net Investment Income (Loss) to Average Net Assets            (1.21%)*      (1.35%)    (1.31%)                (1.24%)*
Portfolio Turnover Rate                                                   68%          158%       176%                   208%


See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Financial Highlights Partners Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

                                                 Six Months Ended
Investor Class/+/                                    February 28,                    Year Ended August 31,
                                                 --------------------  --------------------------------------------------
                                                             2002          2001      2000      1999      1998      1997
                                                      (Unaudited)

Net Asset Value, Beginning of Period                     $  20.54      $  25.03  $  26.42  $  22.97  $  31.60  $  23.88
                                                         --------      --------  --------  --------  --------  --------

Income From Investment Operations
Net Investment Income (Loss)                                  .03           .08       .19       .27       .23       .19
Net Gains or Losses on Securities                             .08         (2.47)     1.81      5.59     (2.83)    10.36
 (both realized and unrealized)                          --------      --------  --------  --------  --------  --------
Total From Investment Operations                              .11         (2.39)     2.00      5.86     (2.60)    10.55
                                                         --------      --------  --------  --------  --------  --------

Less Distributions
From Net Investment Income                                   (.08)         (.17)     (.29)       --      (.19)     (.22)
From Net Capital Gains                                       (.38)        (1.93)    (3.10)    (2.41)    (5.84)    (2.61)
                                                         --------      --------  --------  --------  --------  --------
Total Distributions                                          (.46)        (2.10)    (3.39)    (2.41)    (6.03)    (2.83)
                                                         --------      --------  --------  --------  --------  --------
Net Asset Value, End of Period                           $  20.19      $  20.54  $  25.03  $  26.42  $  22.97  $  31.60
                                                         --------      --------  --------  --------  --------  --------
Total Return/+//+/                                          +0.55%**     -9.68 %   +8.51 %   +26.08%   -10.03%   +47.11%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                  $1,573.3      $1,689.4  $2,191.8  $2,854.4  $2,812.7  $3,103.7
Ratio of Gross Expenses to Average Net Assets/#/             .86 %*        .84 %     .84 %     .82 %     .80 %     .81 %
Ratio of Net Expenses to Average Net Assets                  .86 %*        .84 %     .84 %     .82 %     .80 %     .81 %
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                          .34 %*        .35 %     .60 %     .94 %     .78 %     .72 %
Portfolio Turnover Rate                                        32%           73%       95%      132%      109%       77%

                                                     Six Months Ended
Trust Class/+/                                           February 28,                    Year Ended August 31,
                                                     --------------------  ---------------------------------------------------
                                                                 2002        2001    2000     1999     1998         1997
                                                          (Unaudited)

Net Asset Value, Beginning of Period                           $15.81      $18.74  $18.71  $ 15.24  $ 18.80      $ 13.39
                                                               ------      ------  ------  -------  -------      -------

Income From Investment Operations
Net Investment Income (Loss)                                      .01         .03     .13      .16      .11          .07
Net Gains or Losses on Securities                                 .06       (1.85)   1.34     3.77    (1.82)        6.06
 (both realized and unrealized)                                ------      ------  ------  -------  -------      -------
Total From Investment Operations                                  .07       (1.82)   1.47     3.93    (1.71)        6.13
                                                               ------      ------  ------  -------  -------      -------

Less Distributions
From Net Investment Income                                       (.03)       (.11)   (.19)      --     (.08)        (.08)
From Net Capital Gains                                           (.29)      (1.00)  (1.25)    (.46)   (1.77)        (.64)
                                                               ------      ------  ------  -------  -------      -------
Total Distributions                                              (.32)      (1.11)  (1.44)    (.46)   (1.85)        (.72)
                                                               ------      ------  ------  -------  -------      -------
Net Asset Value, End of Period                                 $15.56      $15.81  $18.74  $ 18.71  $ 15.24      $ 18.80
                                                               ------      ------  ------  -------  -------      -------
Total Return/+//+/                                              +0.46%**    -9.81%  +8.41%  +25.91%  -10.15%      +47.11%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                        $432.6      $463.0  $622.6  $ 850.1  $ 729.7      $ 470.6
Ratio of Gross Expenses to Average Net Assets/#/                 1.03%*     1.00 %   .92 %    .91 %    .90 %        .91 %
Ratio of Net Expenses to Average Net Assets                      1.03%*     1.00 %   .92 %    .91 %    .90 %/++/    .91 %/++/
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                          .17 %*      .19 %   .53 %    .83 %    .70 %        .64 %
Portfolio Turnover Rate                                           32 %        73 %    95 %    132 %    109 %         77 %



See Notes to Financial Highlights

Financial Highlights Partners Fund cont'd

                                                 Six Months Ended
Advisor Class/+/                                     February 28,                     Year Ended August 31,
                                                 --------------------  -----------------------------------------------------

                                                             2002         2001     2000     1999     1998         1997
                                                      (Unaudited)

Net Asset Value, Beginning of Period                       $13.72      $ 16.03   $15.74  $ 12.59  $ 14.42      $  9.91
                                                           ------      ------    ------  ------   ------       -----
Income From Investment Operations
Net Investment Income (Loss)                                   --         (.01)     .02      .06      .01          .01
Net Gains or Losses on Securities (both realized              .05        (1.60)    1.17     3.15    (1.51)        4.56
 and unrealized)                                           ------      -------   ------  -------  -------      -------
Total From Investment Operations                              .05        (1.61)    1.19     3.21    (1.50)        4.57
                                                           ------      -------   ------  -------  -------      -------

Less Distributions
From Net Investment Income                                     --         (.01)    (.01)    (.06)    (.01)        (.01)
From Net Capital Gains                                       (.25)        (.69)    (.89)      --     (.32)        (.05)
                                                           ------      -------   ------  -------  -------      -------
Total Distributions                                          (.25)        (.70)    (.90)    (.06)    (.33)        (.06)
                                                           ------      -------   ------  -------  -------      -------
Net Asset Value, End of Period                             $13.52      $ 13.72   $16.03  $ 15.74  $ 12.59      $ 14.42
                                                           ------      -------   ------  -------  -------      -------
Total Return/+//+/                                          +0.38%**    -10.12%   +7.99%  +25.51%  -10.69%      +46.26%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                    $ 36.9      $  43.1   $ 53.5  $  62.4  $  29.3      $   5.8
Ratio of Gross Expenses to Average Net Assets/#/             1.21%*       1.29%    1.32%    1.31%    1.50%        1.50%
Ratio of Net Expenses to Average Net Assets                  1.21%*       1.29%    1.32%    1.31%    1.50%/++/    1.50%/++/
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (.02%)*      (.10%)    .11%     .41%     .12%         .08%
Portfolio Turnover Rate                                        32%          73%      95%     132%     109%          77%


See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Financial Highlights Regency Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

                                                                                                             Period from
                                                            Six Months Ended                              June 1, 1999/\
Investor Class/+/                                               February 28,      Year Ended August 31,    to August 31,
                                                            --------------------  ----------------------  -----------------
                                                                        2002          2001         2000             1999
                                                                 (Unaudited)

Net Asset Value, Beginning of Period                                  $12.92       $13.02     $  9.82             $10.00
                                                                      ------       ------      -------            ------

Income From Investment Operations
Net Investment Income (Loss)                                             .02           --          --                .01
Net Gains or Losses on Securities
  (both realized and unrealized)                                         .19          .60        3.38               (.19)
                                                                      ------       ------      -------            ------
Total From Investment Operations                                         .21          .60        3.38               (.18)
                                                                      ------       ------      -------            ------

Less Distributions
From Net Investment Income                                              (.01)          --        (.02)                --
From Net Capital Gains                                                 (1.44)        (.70)       (.16)                --
                                                                      ------       ------      -------            ------
Total Distributions                                                    (1.45)        (.70)       (.18)                --
                                                                      ------       ------      -------            ------
Net Asset Value, End of Period                                        $11.68       $12.92     $ 13.02             $ 9.82
                                                                      ------       ------      -------            ------
Total Return/+//+/                                                     +2.20%**     +4.81%     +34.95%             -1.80%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                               $ 17.9       $ 16.0     $  10.9             $  7.9
Ratio of Gross Expenses to Average Net Assets/#/                        1.50%*       1.50%       1.51%              1.51%*
Ratio of Net Expenses to Average Net Assets/++/                         1.50%*       1.50%       1.50%              1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets              .30%*       (.02%)        --%               .66%*
Portfolio Turnover Rate                                                   80%         256%        200%                42%

                                                                                                              Period from
                                                            Six Months Ended                              June 10, 1999/\
Trust Class/+/                                                  February 28,      Year Ended August 31,     to August 31,
                                                            --------------------  ----------------------  ------------------
                                                                        2002          2001       2000                1999
                                                                 (Unaudited)
Net Asset Value, Beginning of Period                                  $11.30       $13.15     $  9.76              $10.00
                                                                      ------       ------    -------               ------
Income From Investment Operations
Net Investment Income (Loss)                                             .01         (.01)         --                 .01
Net Gains or Losses on Securities
  (both realized and unrealized)                                         .17          .55        3.40                (.25)
                                                                      ------       ------    -------               ------
Total From Investment Operations                                         .18          .54        3.40                (.24)
                                                                      ------       ------    -------               ------

Less Distributions
From Net Investment Income                                              (.01)          --        (.01)                 --
From Net Capital Gains                                                 (1.27)       (2.39)         --                  --
                                                                      ------       ------    -------               ------
Total Distributions                                                    (1.28)       (2.39)       (.01)                 --
                                                                      ------       ------    -------               ------
Net Asset Value, End of Period                                        $10.20       $11.30     $ 13.15              $ 9.76
                                                                      ------       ------    -------               ------
Total Return/+//+/                                                     +2.16%**     +4.77%     +34.86%              -2.40%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                               $ 22.0       $ 25.4     $  25.1              $  0.4
Ratio of Gross Expenses to Average Net Assets/#/                        1.50%*       1.50%       1.51%               1.51%*
Ratio of Net Expenses to Average Net Assets/++/                         1.50%*       1.50%       1.50%               1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets              .29%*       (.06%)      (.01%)               .57%*
Portfolio Turnover Rate                                                   80%         256%        200%                 42%



See Notes to Financial Highlights

Financial Highlights Socially Responsive Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/


Investor Class/+/
                                                     Six Months Ended
                                                         February 28,                  Year Ended August 31,
                                                     --------------------  -----------------------------------------------
                                                                 2002        2001    2000     1999    1998     1997
                                                          (Unaudited)
Net Asset Value, Beginning of Period                           $18.96      $21.01  $21.33  $ 16.32  $17.79  $ 13.88
                                                               ------      ------  ------  -------  ------  -------

Income From Investment Operations
Net Investment Income (Loss)                                      .01         .02      --      .02     .07      .03
Net Gains or Losses on Securities
  (both realized and unrealized)                                  .09       (2.07)    .57     5.94   (1.11)    4.33
                                                               ------      ------  ------  -------  ------  -------
Total From Investment Operations                                  .10       (2.05)    .57     5.96   (1.04)    4.36
                                                               ------      ------  ------  -------  ------  -------
Less Distributions
From Net Investment Income                                       (.06)         --    (.02)    (.07)   (.03)    (.03)
From Net Capital Gains                                          (1.72)         --    (.87)    (.88)   (.40)    (.42)
                                                               ------      ------  ------  -------  ------  -------
Total Distributions                                             (1.78)         --    (.89)    (.95)   (.43)    (.45)
                                                               ------      ------  ------  -------  ------  -------
Net Asset Value, End of Period                                 $17.28      $18.96  $21.01  $ 21.33  $16.32  $ 17.79
                                                               ------      ------  ------  -------  ------  -------
Total Return/+//+/                                              +0.36%**    -9.76%  +2.96%  +37.09%  -6.02%  +31.96%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                        $ 82.2      $ 87.8  $107.6  $ 118.9  $ 82.5  $  59.7
Ratio of Gross Expenses to Average Net Assets/#/                 1.21%*      1.13%   1.12%    1.10%   1.10%    1.49%
Ratio of Net Expenses to Average Net Assets                      1.20%*      1.13%   1.12%    1.10%   1.10%    1.48%/(S)/
Ratio of Net Investment Income (Loss) to Average Net
 Assets                                                           .16%*       .08%    .01%     .12%    .43%     .23%
Portfolio Turnover Rate                                            30%         83%     76%      53%     47%      51%

Trust Class/+/
                                                                                                                 Period from
                                                 Six Months Ended                                            March 3, 1997/\
                                                     February 28,             Year Ended August 31,            to August 31,
                                                 --------------------  ------------------------------------  ---------------
                                                             2002         2001     2000      1999    1998               1997
                                                      (Unaudited)
Net Asset Value, Beginning of Period                       $13.07      $ 14.53   $14.41   $ 10.64  $11.43        $ 10.00
                                                           ------      -------   ------   -------  ------        -------
Income From Investment Operations
Net Investment Income (Loss)                                   --         (.03)    (.02)       --     .03             --
Net Gains or Losses on Securities
  (both realized and unrealized)                              .05        (1.43)     .40      3.90    (.71)          1.43
                                                           ------      -------   ------   -------  ------        -------
Total From Investment Operations                              .05        (1.46)     .38      3.90    (.68)          1.43
                                                           ------      -------   ------   -------  ------        -------
Less Distributions
From Net Investment Income                                     --           --       --      (.03)   (.01)            --
From Net Capital Gains                                      (1.18)          --     (.25)     (.10)   (.10)            --
Tax Return of Capital                                          --           --     (.01)       --      --             --
                                                           ------      -------   ------   -------  ------        -------
Total Distributions                                         (1.18)          --     (.26)     (.13)   (.11)            --
                                                           ------      -------   ------   -------  ------        -------
Net Asset Value, End of Period                             $11.94      $ 13.07   $14.53   $ 14.41  $10.64        $ 11.43
                                                           ------      -------   ------   -------  ------        -------
Total Return/+//+/                                          +0.22%**    -10.05%   +2.76%   +36.76%  -6.05%        +14.30%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)                    $ 30.1      $  28.3   $ 29.0   $  25.3  $ 13.4        $   7.7
Ratio of Gross Expenses to Average Net Assets/#/             1.39%*       1.46%    1.32%     1.20%   1.20%          1.58%*
Ratio of Net Expenses to Average Net Assets/++/              1.39%*       1.46%    1.32%     1.20%   1.20%          1.58%*
Ratio of Net Investment Income (Loss) to Average
 Net Assets                                                  (.04%)*      (.25%)   (.19%)     .01%    .33%           .06%*
Portfolio Turnover Rate                                        30%          83%      76%       53%     47%            51%


See Notes to Financial Highlights

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Financial Highlights Technology Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                                                  Period from
                                                            Six Months Ended      Year Ended     May 1, 2000/\
                                                                February 28,      August 31,     to August 31,
                                                            --------------------  -------------  -----------------

                                                                        2002            2001              2000
                                                                 (Unaudited)
Net Asset Value, Beginning of Period                                 $  3.61         $ 12.16           $ 10.00
                                                                     -------         -------           -------

Income From Investment Operations
Net Investment Income (Loss)                                            (.03)           (.09)             (.01)
Net Gains or Losses on Securities
  (both realized and unrealized)                                        (.53)          (8.44)             2.17
                                                                     -------         -------           -------
Total From Investment Operations                                        (.56)          (8.53)             2.16
                                                                     -------         -------           -------

Less Distributions
From Net Capital Gains                                                    --            (.02)               --
                                                                     -------         -------           -------
Net Asset Value, End of Period                                       $  3.05         $  3.61           $ 12.16
                                                                     -------         -------           -------
Total Return/+//+/                                                    -15.51%**       -70.24%           +21.60%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                              $   7.2         $   9.0           $  22.0
Ratio of Gross Expenses to Average Net Assets/#/                        2.02%*         2.00 %             2.00%*
Ratio of Net Expenses to Average Net Assets/++/                         2.01%*         2.00 %             2.00%*
Ratio of Net Investment Income (Loss) to Average Net Assets            (1.84%)*        (1.45%)            (.12%)**
Portfolio Turnover Rate                                                 172 %           234 %              55 %


See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds


/+/ The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through December 15, 2000 under the prior master/feeder fund structure.

/+//+/ Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. In addition, for Genesis, total return would have been lower if the investment manager had not waived a portion of the management fee.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

/++/ After reimbursement of expenses by Management and/or the waiver of a portion of the management fee by the investment manager. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                     Six Months Ended
                                         February 28,                   Year Ended August 31,
                                                 2002  2001  2000          1999        1998        1997
Century Fund Investor Class                      2.39% 1.80% 1.76%/(1)/      --          --          --
Focus Fund Trust Class                             --    --  1.06%          .98%        .97%       1.06%
Focus Fund Advisor Class                           --    --  2.89%         7.08%      28.01%      76.74%/(2)/
Genesis Fund Investor Class                        --    --    --            --        1.12%       1.26%
Genesis Fund Trust Class                           --    --    --            --        1.19%       1.35%
Genesis Fund Advisor Class                         --    --  1.59%         1.63%       2.40%      25.91%/(3)/
Genesis Fund Institutional Class                  .88%  .91%  .97%         1.15%/(4)/    --          --
Guardian Fund Advisor Class                        --    --    --          1.56%       1.63%       5.65%/(2)/
International Fund Investor Class                1.74%   --    --            --          --          --
International Fund Trust Class                   3.00% 5.16% 4.21%         5.98%       6.02%/(5)/    --
Manhattan Fund Trust Class                         --    --  1.08%         1.18%       1.15%       1.23%
Manhattan Fund Advisor Class                     2.25% 2.60% 3.57%        19.99%      42.53%      77.83%/(2)/
Millennium Fund Investor Class                     --    --    --          2.13%/(6)/    --          --
Millennium Fund Trust Class                      1.94% 2.11% 2.12%        13.39%/(7)/    --          --
Partners Fund Trust Class                          --    --    --            --         .91%        .94%
Partners Fund Advisor Class                        --    --    --            --        1.56%       8.74%
Regency Fund Investor Class                      1.63% 1.61% 2.22%         8.38%/(8)/    --          --
Regency Fund Trust Class                         1.81% 1.76% 1.75%       129.45%/(9)/    --          --
Socially Responsive Fund Trust Class               --  1.59% 1.76%         1.72%       2.05%       3.33%/(10)/
Technology Fund Investor Class                   3.80% 2.60% 3.92%/(11)/     --          --          --

(1)Period from December 6, 1999 to August 31, 2000
(2)Period from September 4, 1996 to August 31, 1997
(3)Period from April 2, 1997 to August 31, 1997
(4)Period from July 1, 1999 to August 31, 1999
(5)Period from June 29, 1998 to August 31, 1998

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Notes to Financial Highlights Equity Funds cont'd

(6)Period from October 20, 1998 to August 31, 1999
(7)Period from November 4, 1998 to August 31, 1999
(8)Period from June 1, 1999 to August 31, 1999
(9)Period from June 10, 1999 to August 31, 1999
(10)Period from March 3, 1997 to August 31, 1997
(11)Period from May 1, 2000 to August 31, 2000

/(S)/After reimbursement of expenses previously paid by Management. Had
     Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

                                                    Year Ended August 31,
                                                   2000  1999  1998  1997
        International Fund Investor Class            --  1.59% 1.61% 1.69%
        Millennium Fund Investor Class             1.33%   --    --    --
        Socially Responsive Fund Investor Class      --    --    --  1.20%

/\ The date investment operations commenced.
@ The per share amounts which are shown for the periods ended August 31, 2001 and thereafter, have been computed based on the average number of shares outstanding during each fiscal period.
*  Annualized.
** Not annualized.
(Pounds)Effective after the close of business on March 23, 2001, Neuberger
        Berman Management Inc., succeeded Fasciano Company, Inc., as the Fund's investment manager.

Directory


Investment Manager, Administrator and Distributor
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Trust Class, Advisor Class, and Institutional
Class Shareholders
Address correspondence to:
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services
800.366.6264

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Trustees and Officers


The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman.

Information about the Board of Trustees

                                                                              Number of
                                                                            Portfolios in
                              Position and                                  Fund Complex
                             Length of Time                                  Overseen by  Other Directorships Held Outside
Name, Age, and Address /(1)/  Served /(2)/   Principal Occupation(s) /(3)/     Trustee        Fund Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------

John Cannon (72)             Trustee since  Retired. Formerly, Chairman          28       Independent Trustee or
                             2000           and Chief Investment Officer of               Director of three series of
                                            CDC Capital Management                        Oppenheimer Funds:
                                            (registered investment adviser)               Limited Term New York
                                            (1993-Jan. 1999).                             Municipal Fund, Rochester
                                                                                          Fund Municipals, and
                                                                                          Oppenheimer Convertible
                                                                                          Securities Fund, 1992 to
                                                                                          present.
--------------------------------------------------------------------------------------------------------------------------

Faith Colish (66)            Trustee since  Attorney at Law and President,       28
                             1982           Faith Colish, A Professional
                                            Corporation; 1980 to present.
--------------------------------------------------------------------------------------------------------------------------

Walter G. Ehlers (68)        Trustee since  Consultant. Retired President        28
                             2000           and Trustee of Teachers
                                            Insurance & Annuity (TIAA)
                                            and College Retirement
                                            Equities Fund (CREF).

Trustees and Officers cont'd

                                                                              Number of
                                                                            Portfolios in
                              Position and                                  Fund Complex
                             Length of Time                                  Overseen by  Other Directorships Held Outside
Name, Age, and Address/ (1)/  Served /(2)/   Principal Occupation(s) /(3)/     Trustee        Fund Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------

C. Anne Harvey (64)          Trustee since  Consultant, C. A. Harvey             28
                             2000           Associates, June 2001 to
                                            present; Member, Individual
                                            Investors Advisory Committee
                                            to the New York Stock
                                            Exchange Board of Directors,
                                            1998 to present; Secretary,
                                            Board of Associates to The
                                            National Rehabilitation
                                            Hospital's Board of Directors;
                                            Director of American
                                            Association of Retired Persons
                                            (AARP), 1978 to December
                                            2000; Member, American
                                            Savings Education Council's
                                            Policy Board (ASEC), 1998-
                                            2000; Member, Executive
                                            Committee, Crime Prevention
                                            Coalition of America, 1997-
                                            2000.
--------------------------------------------------------------------------------------------------------------------------

Barry Hirsch (68)            Trustee since  Senior Vice President and            28
                             2000           General Counsel of Loews
                                            Corporation (diversified
                                            financial corporation).
--------------------------------------------------------------------------------------------------------------------------

Robert A. Kavesh (74)        Trustee since  Professor of Finance and             28       Director, Delaware Labs,
                             2000           Economics at Stern School of                  1978 to present (cosmetics).
                                            Business, New York University.
--------------------------------------------------------------------------------------------------------------------------

Howard A. Mileaf (65)        Trustee since  Retired. Formerly, Vice              28       Director, State Theatre of
                             1984           President and Special Counsel                 New Jersey (not-for-profit
                                            to WHX Corporation (holding                   theater), 2000 to present;
                                            company); 1993 - 2001.                        Formerly, Director of Kevlin
                                                                                          Corporation (manufacturer of
                                                                                          microwave and other
                                                                                          products).
--------------------------------------------------------------------------------------------------------------------------

John P. Rosenthal (69)       Trustee since  Senior Vice President of             28       Director, 92nd Street Y
                             1985           Burnham Securities Inc. (a                    (non-profit), 1967 to present;
                                            registered broker-dealer) since               Formerly, Director, Cancer
                                            1991.                                         Treatment Holdings, Inc.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)


                                                                               Number of
                                                                             Portfolios in
                              Position and                                   Fund Complex
                             Length of Time                                   Overseen by  Other Directorships Held Outside
Name, Age, and Address /(1)/  Served /(2)/   Principal Occupation(s) /(3)/      Trustee        Fund Complex by Trustee
---------------------------------------------------------------------------------------------------------------------------

William E. Rulon (69)        Trustee since  Retired. Senior Vice President        28       Director, Pro-Kids Golf and
                             2000           of Foodmaker, Inc. (operator                   Learning Academy, 1998 to
                                            and Franchiser of Restaurants)                 present (teach golf and
                                            until January 1997; Secretary of               computer usage to "at risk"
                                            Foodmaker, Inc. until July 1996.               children); Director of
                                                                                           Prandium, Inc. since March
                                                                                           2001 (restaurants).
---------------------------------------------------------------------------------------------------------------------------

Cornelius T. Ryan (70)       Trustee since  General Partner of Oxford             28       Formerly, Director of Capital
                             1982           Partners and Oxford Bioscience                 Cash Management Trust
                                            Partners (venture capital                      (money market fund) and
                                            partnerships) and President of                 Prime Cash Fund.
                                            Oxford Venture Corporation.
---------------------------------------------------------------------------------------------------------------------------

Tom Decker Seip (52)         Trustee since  General Partner of Seip               28       Director, H&R Block, Inc.
                             2000           Investments LP (a private                      (financial services company),
                                            investment partnership);                       May 2001 to present;
                                            President and CEO of Westaff,                  Director, General Magic
                                            Inc., May 2001 to January 2002                 (voice recognition software),
                                            (temporary staffing); Senior                   November 2001 to present;
                                            Executive at the Charles Schwab                Director, Forward
                                            Corporation from 1983 to 1999;                 Management, Inc. (asset
                                            including Chief Executive                      management), 2001-present;
                                            Officer of Charles Schwab                      Member of the Board of
                                            Investment Management, Inc.                    Directors of E-Finance
                                            and Trustee of Schwab Family                   Corporation (credit
                                            of Funds and Schwab                            decisioning services), 1999 to
                                            Investments from 1997 to 1998;                 present; Director, Save-
                                            Executive Vice President-Retail                Daily.com (micro investing
                                            Brokerage for Charles Schwab                   services), 1999 to present;
                                            Investment Management from                     Formerly, Director of
                                            1994 to 1997.                                  Offroad Capital Inc. (pre-
                                                                                           public internet commerce
                                                                                           company).

Trustees and Officers cont'd

                                                                                 Number of
                                                                               Portfolios in
                               Position and                                    Fund Complex
                              Length of Time                                    Overseen by  Other Directorships Held Outside
Name, Age, and Address /(1)/   Served /(2)/    Principal Occupation(s) /(3)/      Trustee        Fund Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------

Gustave H. Shubert /(4)/ (73) Trustee since  Senior Fellow/Corporate                28
                              1989           Advisor and Advisory Trustee of
                                             Rand (a non-profit public
                                             interest research institution)
                                             since 1989; Honorary Member
                                             of the Board of Overseers of the
                                             Institute for Civil Justice, the
                                             Policy Advisory Committee of
                                             the Clinical Scholars Program at
                                             the University of California, the
                                             American Association for the
                                             Advancement of Science, the
                                             Council on Foreign Relations,
                                             and the Institute for Strategic
                                             Studies (London); advisor to the
                                             Program Evaluation and
                                             Methodology Division of the
                                             U.S. General Accounting
                                             Office; formerly Senior Vice
                                             President and Trustee of Rand.
-----------------------------------------------------------------------------------------------------------------------------

Candace L. Straight (54)      Trustee since  Private investor and consultant        28
                              2000           specializing in the insurance
                                             industry; Advisory Director of
                                             Securities Capital LLC (a global
                                             private equity investment firm
                                             dedicated to making investments
                                             in the insurance sector).
-----------------------------------------------------------------------------------------------------------------------------

Peter P. Trapp (57)           Trustee since  Regional Manager for Atlanta           28
                              2000           Region, Ford Motor Credit
                                             Company since August, 1997;
                                             prior thereto, President, Ford
                                             Life Insurance Company, April
                                             1995 until August 1997.
-----------------------------------------------------------------------------------------------------------------------------

Michael M. Kassen* (48)       President and  Executive Vice President and           28       Executive Vice President,
                              Trustee since  Chief Investment Officer of                     Chief Investment Officer and
                              1999           Neuberger Berman since 1999;                    Director of Neuberger
                                             Executive Vice President and                    Berman Inc. (holding
                                             Chief Financial Officer of NB                   company) since 1999;
                                             Management from November                        Chairman since May 2000
                                             1999 to March 2000; Vice                        and Director of NB
                                             President of NB Management                      Management since January
                                             from 1990 until 1999; Partner or                1996.
                                             Principal of Neuberger Berman
                                             from 1993.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)


                                                                                Number of
                                                                              Portfolios in
                              Position and                                    Fund Complex
                             Length of Time                                    Overseen by  Other Directorships Held Outside
Name, Age, and Address /(1)/  Served /(2)/    Principal Occupation(s) /(3)/      Trustee        Fund Complex by Trustee
----------------------------------------------------------------------------------------------------------------------------

Edward I. O'Brien* (73)      Trustee since   Member, Investment Policy             28       Director of Legg Mason, Inc.
                             1993            Committee, Edward Jones,                       (financial services holding
                                             1993-2001; President of the                    company), 1993 to present;
                                             Securities Industry Association                Director, Boston Financial
                                             ("SIA") (securities industry's                 Group (real estate and tax
                                             representative in government                   shelters) 1993-1999.
                                             relations and regulatory matters
                                             at the federal and state levels)
                                             from 1974-1992; Adviser to
                                             SIA from November 1992-
                                              November 1993.
----------------------------------------------------------------------------------------------------------------------------

Peter E. Sundman* (42)       Chairman of     Executive Vice President of           28       Executive Vice President and
                             the Board,      Neuberger Berman since 1999;                   Director of Neuberger
                             Chief Executive Principal of Neuberger Berman                  Berman Inc. (holding
                             Officer and     from 1997 until 1999; Senior                   company) since 1999;
                             Trustee since   Vice President of NB                           President and Director of NB
                             1999            Management from 1996 until                     Management since 1999.
                                             1999; Director of Institutional
                                             Services of NB Management
                                             from 1988 until 1996.

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
    (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares. Mssrs. Cannon, Ehlers, Hirsch, Kavesh, Rulon and Trapp and Ms. Harvey and Ms. Straight served as Trustees of other Neuberger Berman Funds before the boards were unified in 2000.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4) Retired March 7, 2002.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust

                                         Position and
Name, Age, and Address /(1)/      Length of Time Served /(2)/              Principal Occupation(s)/ (3)/
----------------------------------------------------------------------------------------------------------------

 Claudia A. Brandon (45)     Secretary since 1986                  Vice President of Neuberger Berman since
                                                                   2002 and Employee since 1999; Vice
                                                                   President-Mutual Fund Board Relations of NB
                                                                   Management since 2000; Vice President of NB
                                                                   Management from 1986 to 1999; Secretary of
                                                                   two other mutual funds for which NB
                                                                   Management acts as investment manager and
                                                                   administrator.

 Robert Conti (45)           Vice President since 2000             Vice President of Neuberger Berman since
                                                                   1999; Senior Vice President of NB
                                                                   Management since 2000; Controller of NB
                                                                   Management until 1996; Treasurer of NB
                                                                   Management from 1996 until 1999; Vice
                                                                   President of two other mutual funds for which
                                                                   NB Management acts as investment manager
                                                                   and administrator since 2000.

 Stacy Cooper-Shugrue (38)   Assistant Secretary since 1991        Vice President-Mutual Fund Board Relations
                                                                   of NB Management since February 25, 2002;
                                                                   Employee of Neuberger Berman since 1999;
                                                                   Assistant Vice President of NB Management
                                                                   from 1993 to 1999; Assistant Secretary of two
                                                                   other mutual funds for which NB Management
                                                                   acts as investment manager and administrator.

 Barbara DiGiorgio (43)      Assistant Treasurer since 1996        Vice President of Neuberger Berman since
                                                                   1999; Assistant Vice President of NB
                                                                   Management from 1993 to 1999; Assistant
                                                                   Treasurer of two other mutual funds for which
                                                                   NB Management acts as investment manager
                                                                   and administrator.

 Brian J. Gaffney (48)       Vice President since 2000             Managing Director of Neuberger Berman since
                                                                   1999; Senior Vice President of NB
                                                                   Management since 2000; Vice President of NB
                                                                   Management from 1997 until 1999; Vice
                                                                   President of two other mutual funds for which
                                                                   NB Management acts as investment manager
                                                                   and administrator since 2000.

 Richard Russell (55)        Treasurer and Principal Financial and Vice President of Neuberger Berman since
                             Accounting Officer since 1993         1999; Vice President of NB Management from
                                                                   1993 until 1999; Treasurer and Principal
                                                                   Financial and Accounting Officer of two other
                                                                   mutual funds for which NB Management acts
                                                                   as investment manager and administrator.

                                 NEUBERGER BERMAN FEBRUARY 28, 2002 (UNAUDITED)

Information about the Officers of the Trust cont'd

                                      Position and
Name, Age, and Address /(1)/  Length of Time Served /(2)/           Principal Occupation(s)/ (3)/
---------------------------------------------------------------------------------------------------------

  Frederic B. Soule (55)     Vice President since 2000      Vice President of Neuberger Berman since
                                                            1999; Vice President of NB Management from
                                                            1995 until 1999; Vice President of two other
                                                            funds for which NB Management acts as
                                                            investment manager and administrator since
                                                            2000.

  Celeste Wischerth (41)     Assistant Treasurer since 1993 Vice President of Neuberger Berman since
                                                            1999; Assistant Vice President of NB
                                                            Management from 1994 to 1999; Assistant
                                                            Treasurer of two other mutual funds for which
                                                            NB Management acts as investment manager
                                                            and administrator.

--------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.



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